UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07538

LORD ABBETT SECURITIES TRUST

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Thomas R. Phillips, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 10/31

Date of reporting period: 10/31/2011

Item 1:	Report(s) to Shareholders.

2011

LORD ABBETT

ANNUAL

REPORT

Lord Abbett

Alpha Strategy Fund

Fundamental Equity Fund

Growth Leaders Fund

International Core Equity Fund

International Dividend Income Fund

International Opportunities Fund

Large Cap Value Fund

Value Opportunities Fund

For the fiscal year ended October 31, 2011

Lord Abbett Securities Trust

Annual Report

For the fiscal year ended October 31, 2011

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Securities Trust for the fiscal year ended October 31, 2011. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Funds, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow

Chairman

Alpha Strategy Fund

For the fiscal year ended October 31, 2011, the Fund returned 3.60%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the combined 85% Russell 2000® Index1 / 15% S&P Developed Ex-U.S. SmallCap® Index,2 which returned 5.50% over the same period.

Overall, domestic and foreign equity markets had a volatile run during the 12-month period, with domestic equity markets (as represented by the S&P 500® Index3) outperforming foreign equity markets (as represented by the MSCI EAFE Index with Gross Dividends4). Furthermore, growth stocks (as represented by the Russell 3000® Growth Index5) outperformed value stocks (as represented by the Russell 3000® Value Index6) while small cap stocks (as represented by the Russell 2000® Index1) outperformed micro cap stocks (as represented by the Russell Microcap® Index7) for the 12-month period.

Detracting from Fund performance was the Fund’s exposure to international small cap equities, which had weak performance and was the worst performing asset class during the 12-month period. Within this asset class, the financials, utilities, and consumer discretionary sectors hurt Fund performance, as these were the worst performing sectors on an absolute basis. In addition, the Fund’s overweight position versus the index to international equities further hampered performance. Also detracting from Fund performance was the Fund’s exposure to domestic micro cap value equities. Within this asset class, the consumer staples and information technology sectors detracted from Fund performance, as these were the worst performing sectors on an absolute basis.

Contributing to Fund performance was the Fund’s exposures to domestic small cap growth and core equities, which had strong performance and were the best performing asset classes during the 12-month period. Within these asset classes, the consumer discretionary and energy sectors drove performance, as these were the best performing sectors on an absolute basis during the 12-month period. Also benefiting Fund performance was the Fund’s exposure to smid cap value domestic equities. Within this asset class, the energy and health care sectors buoyed performance, as these were the best performing sectors on an absolute basis.

Fundamental Equity Fund

For the fiscal year ended October 31, 2011, the Fund returned 5.53%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell 3000® Value Index,6 which returned 5.94% over the same period.

During the 12-month period, political uncertainty in the United States and Europe weighed on business and consumer confidence, leading to greater uncertainty regarding the economic outlook. We continue to seek out investments in companies that we believe are high-quality and are capable of maintaining their strong competitive positions during the kinds of difficult economic environments we have experienced over the past two years.

The Fund was hurt most by adverse stock selection within the consumer discretionary sector during the period. Shares of car manufacturer Ford Motor Co. suffered after the company reported that higher input costs will dampen margin improvements over the coming quarters. Shares of Interpublic Group Co., an advertising and marketing services company, dropped on news that the company’s revenue and operating profit had fallen short of Wall Street expectations. In addition, poor stock selection within the health care sector detracted from Fund performance. Warner Chilcott, a specialty pharmaceutical company, suffered as sales of its key osteoporosis drug fell, coupled with weakness in its dermatological segment.

Strong stock selection within energy was the largest contributor to Fund performance during the period, followed by a sector underweight within financials, which was the poorest performing sector. Within energy, shares of El Paso Corp., a natural gas producer and pipeline operator, rallied upon announcements that Kinder Morgan will acquire the company, making the enterprise the largest natural gas pipeline network in the United States. Within industrials, commercial vehicle parts manufacturer Wabco Holdings, Inc. saw its cash margins expand.

International Core Equity Fund

For the fiscal year October 31, 2011, the Fund returned -6.16%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the MSCI EAFE Index with Gross Dividends,4 which returned -3.64% over the same period.

Overall, global markets had a volatile run during the 12-month period, with emerging markets fairing badly compared with global developed markets. Within emerging markets, Asian and Latin American countries generally posted negative returns, as Europe’s problems have caused investors to seek safer investments. As a result, we trimmed back our exposure to emerging markets. Within developed markets, the eurozone generally posted negative returns, as concerns about sovereign debt crises in Greece, Italy, and Portugal remain. However, certain countries, such as Switzerland, Norway, and the United Kingdom, have avoided these problems and posted positive returns during the period.

Overall, currency weight, which is a residual of the stock selection process, was the primary reason for the Fund’s underperformance. However, the Fund’s investment in currency hedges partially offset the currency weight impact. Also detracting from Fund performance was stock selection in the consumer staples and energy sectors. Within the consumer staples, shares of Carlsberg A/S, a Denmark-based producer and marketer of beer, dropped due to lower than expected second quarter results, which were caused by poor performance in the Russian market. As a result, management lowered the company’s profit outlook for the 2011 fiscal year. In addition, shares of Carrefour S.A., a France-based retail distributor, fell due to investors’ concerns about a profit warning, as a result of weak consumer spending. Within the energy sector, shares of Bankers Petroleum Ltd., a Canada-based explorer and producer of oil in Albania, were hurt by lower than expected production. The company has experienced problems with a number of its wells, which have contributed to disappointing results.

Contributing to Fund performance was stock selection in the utilities and financials sectors. Within the utilities sector, shares of Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP), a Brazil-based water and sewage services provider, benefited from greater than expected 2010 results. SABESP reported increases in both water and sewage billed volumes as well as a rise in the number of customers served. In addition, shares of National Grid Plc, a United Kingdom-based international electricity and gas company, rose due to increased operating profit, which was partly helped by gas and electricity distributions in the United States. Furthermore, the United Kingdom’s utilities regulator revised its original regulatory price controls, which was also a positive for National Grid. Within the financials sector, shares of BNI Perserso Tbk PT, an Indonesia-based bank, were buoyed by strong second quarter results, which were supported by good cost controls and improved credit quality.

International Dividend Income Fund

For the fiscal year ended October 31, 2011, the Fund returned -4.42%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the MSCI All Country World Ex-U.S. Value Index with Gross Dividends,8 which returned -4.74% over the same period.

Overall, global markets had a volatile run during the 12-month period, with emerging markets fairing badly compared with global developed markets. Within emerging markets, Asian and Latin American countries generally posted negative returns, as Europe’s problems have caused investors to seek safer investments. As a result, we trimmed back our exposure to emerging markets. Within developed markets, the eurozone generally posted negative returns, as concerns about sovereign debt crises in Greece, Italy, and Portugal remain. However, certain countries, such as Switzerland, Norway, and the United Kingdom, have avoided these problems and posted positive returns during the period.

Detracting from Fund performance was stock selection in the consumer discretionary sector. Shares of Home Retail Group plc, a United Kingdom-based home and general merchandise retailer, dropped due to lower than expected sales particularly in its subsidiary Argos, a general goods company, as consumers have curtailed their spending on high-value items. In addition, shares of Yellow Media, Inc., a Canada-based media and marketing solutions company, fell due to lower than expected first quarter results, which missed analysts’ expectations. The company faces pressure from its declining printing division and, as a result, we sold out of the company in late May of 2011. Also hindering performance was the Fund’s underweight position in the energy sector compared to the benchmark, as this was the Fund’s best performing sector during the period. Furthermore, currency weight, which is a residual of the stock selection process, as well as the Fund’s currency hedges, also detracted from performance.

Contributing to Fund performance was stock selection in the financials and utilities sectors. Within the financials sector, shares of Provident Financial plc, a United Kingdom-based financial services company specializing in personal credit products, were propelled by strong results, surpassing expectations with the help of the company’s successful credit card company, Vanquis, whose customer base has grown significantly. This has allowed Provident Financial to maintain a strong balance sheet, as well as to issue a dividend payment in July 2011. In addition, shares of LPN Development PCL, a Thailand-based real estate development company, benefited from condo transfers, which increased revenue and produced strong second quarter results. Within the utilities sector, shares of Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP), a Brazil-based water and sewage services provider, benefited from greater than expected 2010 results. SABESP reported increases in both water and sewage billed volumes, as well as a rise in the number of customers served.

International Opportunities Fund

For the fiscal year ended October 31, 2011, the Fund returned -6.39%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the S&P Developed Ex-U.S. SmallCap® Index,2 which returned -1.50% over the same period.

Overall, global markets had a volatile run during the 12-month period, with emerging markets fairing badly compared with global developed markets. Within emerging markets, Asian and Latin American countries generally posted negative returns, as Europe’s problems have caused investors to seek safer investments. As a result, we trimmed back our exposure to emerging markets. Within developed markets, the eurozone generally posted negative returns, as concerns about sovereign debt crises in Greece, Italy, and Portugal remain. However, certain countries, such as Switzerland, Norway, and the United Kingdom, have avoided these problems and posted positive returns during the period.

Overall, currency weight, which is a residual of the stock selection process, was the primary reason for the Fund’s underperformance. However, the Fund’s investment in currency hedges partially offset the currency weight impact. Also detracting from Fund performance was stock selection in the financials and consumer discretionary sectors. Within the financials sector, shares of Milano Assicurazioni SpA, an Italy-based insurance company, dropped after management announced a rights offering that was issued at a discount. Investors’ concerns about share price dilution caused the share price to fall. Therefore, we sold out of the shares to find opportunities elsewhere. In addition, shares of Megaworld Corp., a Philippines-based real estate company, fell due to lower than expected first quarter 2011 earnings as a result of declining residential sales and growing operating expenses. Within the consumer discretionary sectors, shares of Bwin.party Digital Entertainment Plc. (formerly PartyGaming plc), an online gaming company quoted on the London Stock Exchange, suffered as a result of investors’ concerns about the European gaming market and regulatory risks. Germany’s plans for strict regulations on its online gaming market could negatively affect the company’s earnings.

Contributing to Fund performance was stock selection in the information technology and materials sectors. Within the information technology sector, shares of Gree, Inc., a Japan-based social networking service, rose in value after announcing positive results for fiscal year end. The company’s progress on overseas expansion and steady development for new games continues to increase its number of users. In addition, shares of Dialog Semiconductor Plc., a Germany-based manufacturer of energy-efficient integrated circuits, profited from new customers in Asia. The company has also been a beneficiary of the success of smartphones. Within the materials sector, shares of Equinox Minerals Ltd., a Canada-based mining and exploration company, benefited from a bidding war ultimately won by Barrick Gold Corp., a Canada-based gold producer, which was looking to diversify into copper production.

Large Cap Value Fund

For the fiscal year ended October 31, 2011, the Fund returned -0.19%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index,9 which returned 6.16% over the same period.

We believe that global growth prospects have slowed from year-end 2010 levels because of events in Libya, rising oil prices, and the Japanese tsunami, but not to recessionary levels. The global economic and geopolitical environment contributed to the erosion of business and consumer confidence in the economy, which resulted in the sell-off of the market following the Standard & Poor’s downgrade of United States (U.S.) debt downgrade in August 2011. The continuing challenges involving European sovereign debt created additional market uncertainty. Despite these challenges, recent economic and company-specific evidence suggest that the U.S. economy will not likely slip into a double-dip recession. The renewed belief that the U.S. economy will instead progress slowly, yet positively, has encouraged investors to return to the equity market, resulting in an equity market rally during October, the last month of the 12-month period.

Stock selection within the financials and consumer discretionary sectors detracted from Fund performance. Within financials (the most heavily weighted sector for both the Fund and the index),

Bank of America Corp., a diversified financials services company, was among the largest detracting holdings. Bank of America Corp. was hurt by concerns over news of legal claims related to mortgage losses and questions surrounding the need to raise capital to meet tightening global banking regulations. Within consumer discretionary, Carnival Corp., a global cruise company, and Marriott International Inc., a global lodging company, were among the largest detracting holdings. Carnival Corp. suffered from the expense of increased oil prices during the busy summer cruise season. In addition, unrest in the Middle East and Africa, and the Japanese tsunami, caused costly changes to cruise itineraries. Marriott International Inc. was affected by concerns over the planned spin-off of its timeshare business, including the potential dilutive effect on earnings.

Stock selection within the industrials sector and an overweight position within the energy sector contributed to Fund performance. Within the industrials sector, Caterpillar, Inc., a manufacturer of construction equipment, and Union Pacific Corp., a railroad operator, were among the largest contributing holdings. Caterpillar, Inc. was helped by strong construction in most developing markets, which resulted in spending on construction and mining equipment, as well as increased sales in most developed markets due to equipment replacement demand. Union Pacific Corp. benefited from improving volumes in commodity shipments and the expectation that upcoming contract negotiations could lead to pricing gains. The Fund benefited from an overweight within the energy sector, the best-performing sector for both the Fund and the index, as the sector outperformed along with rising commodity prices. Although the Fund was overweight within the energy sector at the beginning of the period, and took profits in this sector during the year, the Fund remained overweight at the close of the period due to strong performance within the Fund’s energy holdings.

Value Opportunities Fund

For the fiscal year ended October 31, 2011, the Fund returned 5.45%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell 2500™ Value Index,10 which returned 4.49% over the same period.

While the equity markets were up for the 12-month period, it was quite a roller-coaster ride. For the first six months, the market was positive, reacting to strong corporate earnings. The market took a turn for the worse when the United States (U.S.) began debating raising the debt ceiling upon reaching its limit in May 2011, and continued through August, when Standard & Poor’s downgraded U.S. debt from its ‘AAA’ rating. Markets fell to their lowest on October 3, 2011, reacting negatively to political uncertainty in the U.S. and Europe, as well as to concerns about economic growth and consumer confidence. The rebound in October was a result of increased confidence that Europe would resolve its sovereign debt issues, as well as positive economic signs in the U.S.. The consumer staples and energy sectors were both up over 20% in the Russell 2500™ Index,10 while financials lagged with only a 1.1% return for the year.

The Fund outperformed during the period due to overall stock selection, specifically within the information technology and energy sectors. Information technology holdings Alliance Data Systems, Inc. and Nuance Communications, Inc. and energy holding Range Resources Corp. were among the best contributors within these sectors. Shares of Alliance Data Systems, Inc., a provider of marketing and customer loyalty solutions, rose after the company’s announcements of quarterly results that beat expectations throughout the period. In October 2011, the company announced that amid the recent macroeconomic uncertainty, consumer spending has remained strong within its Private Label and LoyaltyOne segments. Nuance Communications, Inc., a provider of voice and language services, showed strength within its Healthcare and Mobile & Consumer segments, and the firm raised its quarterly and fiscal year guidance throughout the period. In addition, the company announced multiple acquisitions. Range Resources Corp., a natural gas and oil company, sold its acreage in the Barnett Shale (in Texas) and benefited from accelerated production with its attractive acreage in the Marcellus Shale (in the Appalachian Basin).

Stock selection within the financials sector detracted from Fund performance for the period. While Lazard Ltd., a provider of financial advisory and asset management services, benefited from improved mergers and acquisitions activity in the beginning of period, the company felt the impact of the current uncertain macroeconomic environment. The company’s asset management segment experienced outflows for its second and third quarters, and assets under management were affected due to Lazard’s international exposure. Another notable detractor to overall Fund performance during the period was materials holding Agnico-Eagle Mines Ltd., an international gold producer. The company lowered guidance in April 2011 following a fire in its Meadowbank mine that would affect production. In addition, shares of the company fell in late October following the announcement that mining operations would be suspended in its Goldex mine due to rock failure. We exited the position in late October 2011. An underweight within the utilities sector, which was among the best performing sectors within the Russell 2500™ Value Index10, also detracted from the Fund’s performance.

Each Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

2  The S&P Developed Ex-U.S. SmallCap® Index captures the bottom 15% of companies domiciled in the developed markets excluding the United States within the S&P Global BMI with a float-adjusted market capitalization of at least US$100 million and a minimum annual trading liquidity of US$50 million.

3  The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

4  The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. As of May 30, 2011, the MSCI EAFE Index consisted of the following 22 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI EAFE Index is calculated with both gross and net dividends. The MSCI EAFE Index with Gross Dividends approximates the maximum possible dividend reinvestment. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits. The MSCI EAFE Index with Net Dividends approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates.

5  The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

6  The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

7  The Russell Microcap® Index measures performance of the micro cap segment, representing less than 3% of the U.S. equity market. The Russell Microcap Index includes the smallest 1,000 securities in the small cap Russell 2000 Index plus the next smaller 1,000 securities.

8  The MSCI All Country World Ex-U.S. Value Index is calculated with both gross and net dividends. The MSCI All Country World Ex-U.S. Value Index with Gross Dividends approximates the maximum possible dividend reinvestment. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits. The MSCI All Country World Ex-U.S. Value Index with Net Dividends approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates.

9  The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

10  The Russell 2500™ Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place for Alpha Strategy Fund, International Core Equity Fund, International Dividend Income Fund, Large Cap Value Fund and Value Opportunities Fund. Without such expense waivers and reimbursements, each of the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Fund as of October 31, 2011. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolio is actively managed and may change significantly, the Funds’ may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Alpha Strategy Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 2000® Index, 85% Russell 2000 Index/15% S&P Developed Ex-U.S. SmallCap Index, and the S&P Developed Ex-U.S. SmallCap Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2011

	1 Year	5 Years	10 Years	Life of Class
Class A3	-2.36%	2.30%	8.05%	–
Class B4	-1.11%	2.67%	8.14%	–
Class C5	2.91%	2.84%	8.01%	–
Class F6	3.79%	–	–	-0.44%
Class I7	3.90%	3.87%	–	9.20%
Class R2[8]	3.26%	–	–	-0.94%
Class R3[9]	3.40%	–	–	-0.84%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2011, is calculated using the SEC-required uniform method to compute such return.

4    Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years, and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6    Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Class I shares commenced operations on October 19, 2004. Performance is at net asset value.

8    Class R2 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

9    Class R3 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

Fundamental Equity Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 3000® Value Index, Russell 1000® Value Index, Russell 3000® Index, and S&P 500® Index, assuming reinvestment of all dividends and distributions. Because the Fund believes that the Russell 3000® Value Index, Russell 3000® Index, and S&P 500® Index more accurately reflect the Fund’s investment strategies than the Russell 1000® Value Index, the Fund is adding the Russell 3000® Index and the S&P 500® Index to this annual report and will delete the Russell 1000® Value Index from its next annual report. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2011

	1 Year	5 Years	10 Years	Life of Class
Class A3	-0.58%	1.35%	5.91%	–
Class B4	0.76%	1.72%	5.98%	–
Class C5	4.87%	1.91%	5.87%	–
Class F6	5.75%	–	–	0.45%
Class I7	5.94%	2.94%	–	9.43%
Class P8	5.40%	2.45%	6.43%	–
Class R2[9]	5.27%	–	–	-0.03%
Class R3[10]	5.36%	–	–	0.05%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2011, is calculated using the SEC-required uniform method to compute such return.

4    Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years, and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6    Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Class I shares commenced operations on March 31, 2003. Performance is at net asset value.

8    Class P shares commenced operations on August 15, 2001. Performance is at net asset value.

9    Class R2 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

10   Class R3 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

International Core Equity Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE® Index”) with Gross Dividends and the MSCI EAFE® Index with Net Dividends assuming reinvestment of all dividends and distributions. The MSCI EAFE Index with Net Dividends reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the MSCI EAFE Index. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2011

	1 Year	5 Years	Life of Class
Class A3	-11.56%	-3.00%	3.69%
Class B4	-10.47%	-2.64%	3.81%
Class C5	-6.73%	-2.47%	3.81%
Class F6	-5.98%	–	-6.92%
Class I7	-5.78%	-1.49%	4.85%
Class P8	-6.23%	-1.94%	4.38%
Class R2[9]	-6.38%	–	-7.05%
Class R3[10]	-6.35%	–	-7.26%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance of each index begins on December 31, 2003.

3    Class A shares commenced operations on December 15, 2003 and performance for the Class began on December 31, 2003. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2011, is calculated using the SEC-required uniform method to compute such return.

4    Class B shares commenced operations on December 15, 2003 and performance for the Class began on December 31, 2003. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for the Life of the Class. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    Class C shares commenced operations on December 15, 2003 and performance for the Class began on December 31, 2003. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6    Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Class I shares commenced operations on December 15, 2003 and performance for the Class began on December 31, 2003. Performance is at net asset value.

8    Class P shares commenced operations on December 15, 2003 and performance for the Class began on December 31, 2003. Performance is at net asset value.

9    Class R2 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

10   Class R3 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

International Dividend Income Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Value Index with Gross Dividends and the MSCI All Country World Ex-U.S. Value Index with Net Dividends, assuming reinvestment of all dividends and distributions. The MSCI All Country World Ex-U.S. Value Index with Net Dividends reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the MSCI All Country World Ex-U.S. Value Index. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursements of expense, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2011

	1 Year	Life of Class
Class A3	-9.94%	-4.19%
Class C4	-5.03%	-3.10%
Class F5	-4.18%	-2.25%
Class I6	-3.97%	-2.11%
Class R2[7]	-4.15%	-2.21%
Class R3[8]	-4.61%	-2.44%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance of each index begins on June 30, 2008.

3    Class A shares commenced operations on June 23, 2008 and performance for the Class began on June 30, 2008. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2011, is calculated using the SEC-required uniform method to compute such return.

4    Class C shares commenced operations on June 23, 2008 and performance for the Class began on June 30, 2008. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

5    Class F shares commenced operations on June 23, 2008 and performance for the Class began on June 30, 2008. Performance is at net asset value.

6    Class I shares commenced operations on June 23, 2008 and performance for the Class began on June 30, 2008. Performance is at net asset value.

7    Class R2 shares commenced operations on June 23, 2008 and performance for the Class began on June 30, 2008. Performance is at net asset value.

8    Class R3 shares commenced operations on June 23, 2008 and performance for the Class began on June 30, 2008. Performance is at net asset value.

International Opportunities Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the S&P Developed Ex-U.S. SmallCap Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2011

	1 Year	5 Years	10 Years	Life of Class
Class A3	-11.80%	-3.38%	5.74%	–
Class B4	-10.68%	-3.03%	5.78%	–
Class C5	-7.00%	-2.87%	5.74%	–
Class F6	-6.16%	–	–	-6.70%
Class I7	-6.01%	-1.88%	6.70%	–
Class P7	-6.51%	-2.33%	6.33%	–
Class R2[8]	-6.68%	–	–	-7.18%
Class R3[9]	-6.51%	–	–	-7.00%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2011, is calculated using the SEC-required uniform method to compute such return.

4    Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years, and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6    Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Performance is at net asset value.

8    Class R2 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

9    Class R3 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

Large Cap Value Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 1000® Value Index and the S&P 500® Value Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2011

	1 Year	5 Years	Life of Class
Class A3	-5.95%	-4.58%	2.28%
Class B4	-4.93%	-4.23%	2.34%
Class C5	-0.86%	-4.02%	2.35%
Class F6	-0.02%	–	-6.57%
Class I7	0.17%	-3.10%	3.36%
Class P8	-0.27%	-3.51%	2.91%
Class R2[9]	0.14%	–	-1.46%
Class R3[10]	-0.46%	–	-1.95%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index begins on June 30, 2003.

3    Class A shares commenced operations on June 23, 2003 and performance for the Class began on June 30, 2003. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2011, is calculated using the SEC-required uniform method to compute such return.

4    Class B shares commenced operations on June 23, 2003 and performance for the Class began on June 30, 2003. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for the Life of the Class. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    Class C shares commenced operations on June 23, 2003 and performance for the Class began on June 30, 2003. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6    Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Class I shares commenced operations on June 23, 2003 and performance for the Class began on June 30, 2003. Performance is at net asset value.

8    Class P shares commenced operations on June 23, 2003 and performance for the Class began on June 30, 2003. Performance is at net asset value.

9    Class R2 shares commenced operations and performance for the Class began on March 23, 2010. Performance is at net asset value.

10   Class R3 shares commenced operations and performance for the Class began on March 23, 2010. Performance is at net asset value.

Value Opportunities Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 2500® Value Index and the Russell 2500® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2011

	1 Year	5 Years	Life of Class
Class A3	-0.60%	4.41%	7.83%
Class B4	0.83%	4.80%	8.14%
Class C5	4.76%	4.95%	8.25%
Class F6	5.73%	–	2.99%
Class I7	5.82%	6.02%	9.32%
Class P8	5.33%	5.54%	8.82%
Class R2[9]	5.21%	–	2.48%
Class R3[10]	5.35%	–	2.59%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index begins on December 30, 2005.

3    Class A shares commenced operations on December 20, 2005 and performance for the Class began on December 30, 2005. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2011, is calculated using the SEC-required uniform method to compute such return.

4    Class B shares commenced operations on December 20, 2005 and performance for the Class began on December 30, 2005. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years, and 0% for Life of the Class. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    Class C shares commenced operations on December 20, 2005 and performance for the Class began on December 30, 2005. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6    Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Class I shares commenced operations on December 20, 2005 and performance for the Class began on December 30, 2005. Performance is at net asset value.

8    Class P shares commenced operations on December 20, 2005 and performance for the Class began on December 30, 2005. Performance is at net asset value.

9    Class R2 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

10   Class R3 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 through October 31, 2011).

Actual Expenses

For each class of each Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 5/1/11 – 10/31/11” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Alpha Strategy Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/11	10/31/11	5/1/11 - 10/31/11
Class A
Actual	$1,000.00	$847.10	$1.16
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.95	$1.28
Class B
Actual	$1,000.00	$844.30	$4.65
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.20	$5.09
Class C
Actual	$1,000.00	$844.30	$4.65
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.20	$5.09
Class F
Actual	$1,000.00	$847.90	$0.47
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.70	$0.51
Class I
Actual	$1,000.00	$848.60	$0.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,025.21	$0.00
Class R2
Actual	$1,000.00	$846.00	$2.79
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.17	$3.06
Class R3
Actual	$1,000.00	$846.20	$2.33
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.69	$2.55

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.25% for Class A, 1.00% for Classes B and C, 0.10% for Class F, 0.00% for Class I, 0.60% for Class R2 and 0.50% for Class R3) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Portfolio Allocation

October 31, 2011

Portfolio Allocation	%*
Equity	99.99%
Short-Term Investment	0.01%
Total	100.00%

*	Represents percent of total investments.

Fundamental Equity Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/11	10/31/11	5/1/11 - 10/31/11
Class A
Actual	$1,000.00	$890.40	$5.29
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.63	$5.65
Class B
Actual	$1,000.00	$887.30	$8.32
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.36	$8.89
Class C
Actual	$1,000.00	$888.30	$8.33
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.36	$8.89
Class F
Actual	$1,000.00	$891.40	$4.10
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.89	$4.38
Class I
Actual	$1,000.00	$892.30	$3.62
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.40	$3.87
Class P
Actual	$1,000.00	$889.80	$5.76
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.13	$6.16
Class R2
Actual	$1,000.00	$889.60	$6.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.36	$6.92
Class R3
Actual	$1,000.00	$890.20	$6.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.87	$6.41

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.11% for Class A, 1.75% for Classes B and C, 0.86% for Class F, 0.76% for Class I, 1.21% for Class P, 1.36% for Class R2 and 1.26% for Class R3) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2011

Sector*	%**	Sector*	%**
Consumer Discretionary	10.72%	Information Technology	4.79%
Consumer Staples	8.89%	Materials	8.45%
Energy	21.15%	Utilities	1.60%
Financials	16.14%	Short-Term Investment	2.19%
Health Care	15.81%	Total	100.00%
Industrials	10.26%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Growth Leaders Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/24/11	10/31/11	6/24/11 - 10/31/11
Class A
Actual	$1,000.00	$966.67	$2.94
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.83	$3.01
Class C
Actual	$1,000.00	$964.67	$5.14
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,012.58	$5.27
Class F
Actual	$1,000.00	$967.33	$2.07
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.70	$2.12
Class I
Actual	$1,000.00	$967.33	$1.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.06	$1.76
Class R2
Actual	$1,000.00	$966.00	$3.71
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.02	$3.80
Class R3
Actual	$1,000.00	$966.00	$3.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.36	$3.48

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.84% for Class A, 1.47% Class C, 0.59% for Class F, 0.49% for Class I, 1.06% for Class R2 and 0.97% for Class R3) multiplied by the average account value over the period, multiplied by 130/365 (to reflect the period from June 24, 2011, commencement of operations, to October 31, 2011).

Portfolio Holdings Presented by Sector

October 31, 2011

Sector*	%**
Consumer Discretionary	21.79%
Consumer Staples	3.57%
Energy	11.14%
Financials	7.10%
Health Care	4.15%
Industrials	15.21%
Information Technology	32.73%
Materials	4.31%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

International Core Equity Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/11	10/31/11	5/1/11 - 10/31/11
Class A
Actual	$1,000.00	$830.90	$5.17
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.55	$5.70
Class B
Actual	$1,000.00	$828.50	$8.16
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.29	$9.00
Class C
Actual	$1,000.00	$828.10	$8.06
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.39	$8.89
Class F
Actual	$1,000.00	$832.10	$4.02
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.83	$4.43
Class I
Actual	$1,000.00	$833.20	$3.56
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.31	$3.92
Class P
Actual	$1,000.00	$831.10	$5.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.04	$6.21
Class R2
Actual	$1,000.00	$830.70	$6.32
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.29	$6.97
Class R3
Actual	$1,000.00	$830.30	$5.81
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.84	$6.41

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.12% for Class A, 1.77% for Class B, 1.75% for Class C, 0.87% for Class F, 0.77% for Class I, 1.22% for Class P, 1.37% for Class R2 and 1.26% for Class R3) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2011

Sector*	%**	Sector*	%**
Consumer Discretionary	10.26%	Information Technology	6.61%
Consumer Staples	12.38%	Materials	8.49%
Energy	7.27%	Telecommunication Services	7.37%
Financials	20.60%	Utilities	6.30%
Health Care	9.26%	Total	100.00%
Industrials	11.46%

*	A sector may comprise several industries.
**	Represents percent of total investments.

International Dividend Income Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/11	10/31/11	5/1/11 - 10/31/11
Class A
Actual	$1,000.00	$842.60	$5.20
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.57	$5.70
Class C
Actual	$1,000.00	$841.00	$8.17
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.31	$8.94
Class F
Actual	$1,000.00	$844.60	$4.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.83	$4.43
Class I
Actual	$1,000.00	$845.40	$3.58
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.34	$3.92
Class R2
Actual	$1,000.00	$843.70	$4.83
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.98	$5.30
Class R3
Actual	$1,000.00	$842.40	$5.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.82	$6.46

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.12% for Class A, 1.76% for Class C, 0.87% for Class F, 0.77% for Class I, 1.04% for Class R2 and 1.27% for Class R3) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2011

Sector*	%**
Consumer Discretionary	7.77%
Consumer Staples	9.36%
Energy	7.81%
Financials	19.74%
Health Care	5.11%
Industrials	7.05%
Information Technology	4.01%
Insurance	1.17%
Materials	2.38%
Telecommunication Services	18.69%
Utilities	13.62%
Short-Term Investment	3.29%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

International Opportunities Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/11	10/31/11	5/1/11 - 10/31/11
Class A
Actual	$1,000.00	$827.00	$7.05
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.52	$7.78
Class B
Actual	$1,000.00	$824.40	$9.98
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.26	$11.02
Class C
Actual	$1,000.00	$824.10	$9.89
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.34	$10.92
Class F
Actual	$1,000.00	$828.00	$5.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.76	$6.51
Class I
Actual	$1,000.00	$828.30	$5.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.27	$6.01
Class P
Actual	$1,000.00	$826.20	$7.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.00	$8.29
Class R2
Actual	$1,000.00	$825.80	$8.19
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.25	$9.05
Class R3
Actual	$1,000.00	$826.20	$7.55
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.92	$8.34

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.53% for Class A, 2.17% for Class B, 2.15% for Class C, 1.28% for Class F, 1.18% for Class I, 1.63% for Class P, 1.78% for Class R2 and 1.64% for Class R3) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2011

Sector*	%**	Sector*	%**
Consumer Discretionary	17.34%	Information Technology	10.65%
Consumer Staples	8.99%	Materials	9.45%
Energy	8.11%	Telecommunication Services	0.72%
Financials	13.23%	Utilities	2.56%
Health Care	2.66%	Short-Term Investment	2.32%
Industrials	23.97%	Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Large Cap Value Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/11	10/31/11	5/1/11 - 10/31/11
Class A
Actual	$1,000.00	$853.90	$5.79
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.97	$6.31
Class B
Actual	$1,000.00	$850.60	$8.77
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.75	$9.55
Class C
Actual	$1,000.00	$850.70	$8.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.78	$9.50
Class F
Actual	$1,000.00	$854.10	$4.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.23	$5.04
Class I
Actual	$1,000.00	$855.50	$4.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.78	$4.48
Class P
Actual	$1,000.00	$853.50	$6.26
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.44	$6.82
Class R2
Actual	$1,000.00	$854.70	$4.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.76	$4.48
Class R3
Actual	$1,000.00	$852.60	$6.49
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.19	$7.07

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.24% for Class A, 1.88% for Class B, 1.87% for Class C, 0.99% for Class F, 0.88% for Classes I and R2, 1.34% for Class P and 1.39% for Class R3) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one year period).

Portfolio Holdings Presented by Sector

October 31, 2011

Sector*	%**	Sector*	%**
Consumer Discretionary	11.62%	Information Technology	7.05%
Consumer Staples	7.12%	Materials	6.41%
Energy	15.64%	Telecommunication Services	4.51%
Financials	21.40%	Utilities	2.54%
Health Care	13.33%	Short-Term Investment	1.92%
Industrials	8.46%	Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Value Opportunities Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/11	10/31/11	5/1/11 - 10/31/11
Class A
Actual	$1,000.00	$880.90	$6.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.38	$6.87
Class B
Actual	$1,000.00	$878.20	$9.47
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.12	$10.16
Class C
Actual	$1,000.00	$877.60	$9.47
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.12	$10.16
Class F
Actual	$1,000.00	$881.70	$5.22
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.65	$5.60
Class I
Actual	$1,000.00	$882.60	$4.79
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.14	$5.14
Class P
Actual	$1,000.00	$880.40	$6.87
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.89	$7.37
Class R2
Actual	$1,000.00	$879.80	$7.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.09	$8.19
Class R3
Actual	$1,000.00	$880.50	$7.16
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.60	$7.68

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.35% for Class A, 2.00% for Classes B and C, 1.10% for Class F, 1.01% for Class I, 1.45% for Class P, 1.61% for Class R2 and 1.51% for Class R3) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2011

Sector*	%**	Sector*	%**
Consumer Discretionary	9.54%	Information Technology	14.87%
Consumer Staples	3.83%	Materials	11.76%
Energy	8.64%	Utilities	5.48%
Financials	14.75%	Short-Term Investment	4.23%
Health Care	9.70%	Total	100.00%
Industrials	17.20%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

ALPHA STRATEGY FUND October 31, 2011

Investments	Shares	Fair Value (000)
INVESTMENTS IN UNDERLYING FUNDS(a) 99.83%
Lord Abbett Developing Growth Fund, Inc.—Class I*(b)	7,815,831	$176,794
Lord Abbett Securities Trust—International Opportunities Fund—Class I(c)	13,700,286	168,514
Lord Abbett Securities Trust—Micro-Cap Growth Fund—Class I*(c)	5,359,440	88,592
Lord Abbett Securities Trust—Micro-Cap Value Fund—Class I*(c)	3,703,927	87,079
Lord Abbett Equity Trust (formerly, Lord Abbett Blend Trust)—Small-Cap Blend Fund—Class I*(d)	5,798,678	90,227
Lord Abbett Research Fund, Inc.—Small-Cap Value Fund—Class I(c)	5,789,070	179,403
Lord Abbett Securities Trust—Value Opportunities Fund—Class I*(c)	5,872,414	90,083

Total Investments in Underlying Funds (cost $814,993,437)		880,692

Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 0.01%

Repurchase Agreement
Repurchase Agreement dated 10/31/2011, 0.01% due 11/1/2011 with Fixed Income Clearing Corp. collateralized by $110,000 of Federal Home Loan Bank at 0.20% due 8/16/2012; value: $110,000; proceeds: $104,271 (cost $104,271)	$104	$104

Total Investments in Securities 99.84% (cost $815,097,708)		880,796

Other Assets in Excess of Liabilities 0.16%		1,428

Net Assets 100.00%		$882,224

*	Non-income producing security.
(a)	Affiliated issuers (See Note 10).
(b)	Fund investment objective is long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter.
(c)	Fund investment objective is long-term capital appreciation.
(d)	Fund investment objective is to seek long-term growth of capital by investing primarily in stocks of small companies.

See Notes to Financial Statements.

Schedule of Investments

FUNDAMENTAL EQUITY FUND October 31, 2011

Investments	Shares	Fair Value (000)
COMMON STOCKS 97.12%

Aerospace & Defense 2.92%
Rockwell Collins, Inc.	1,010,500	$56,416
United Technologies Corp.	935,000	72,911

Total		129,327

Airlines 0.40%
Southwest Airlines Co.	2,078,198	17,769

Automobiles 1.58%
Ford Motor Co.*	5,994,600	70,017

Beverages 3.03%
Beam, Inc.	829,600	41,007
Coca-Cola Co. (The)	645,000	44,066
Diageo plc ADR	550,000	45,584
PepsiCo, Inc.	58,506	3,683

Total		134,340

Biotechnology 3.78%
Amgen, Inc.	1,318,400	75,505
Celgene Corp.*	1,212,481	78,605
Onyx Pharmaceuticals, Inc.*	325,700	13,331

Total		167,441

Building Products 0.27%
Fortune Brands Home & Security, Inc.*	820,000	11,915

Capital Markets 4.68%
Affiliated Managers Group, Inc.*	371,956	34,447
Lazard Ltd. Class A	1,750,000	47,845
LPL Investment Holdings, Inc.*	1,050,000	30,460
State Street Corp.	2,340,000	94,513

Total		207,265

Chemicals 4.50%
Air Products & Chemicals, Inc.	527,800	$45,464
Albemarle Corp.	380,000	20,250
Koppers Holdings, Inc.	89,237	2,953
LyondellBasell Industries NV Class A (Netherlands)(a)	914,300	30,044
Mosaic Co. (The)	861,900	50,473
PPG Industries, Inc.	356,488	30,804
Sigma-Aldrich Corp.	298,821	19,567

Total		199,555

Commercial Banks 5.68%
City National Corp.	555,100	23,547
Commerce Bancshares, Inc.	515,000	19,982
Cullen/Frost Bankers, Inc.	735,000	36,045
M&T Bank Corp.	200,000	15,222
PNC Financial Services Group, Inc. (The)	1,675,000	89,964
Signature Bank*	410,000	22,858
U.S. Bancorp	1,725,643	44,159

Total		251,777

Computers & Peripherals 0.42%
EMC Corp.*	765,946	18,773

Construction & Engineering 0.78%
Jacobs Engineering Group, Inc.*	55,484	2,153
URS Corp.*	909,500	32,469

Total		34,622

Containers & Packaging 0.40%
Greif, Inc. Class A	400,000	17,912

Diversified Financial Services 0.89%
JPMorgan Chase & Co.	1,139,200	39,599

See Notes to Financial Statements.

Schedule of Investments (continued)

FUNDAMENTAL EQUITY FUND October 31, 2011

Investments	Shares	Fair Value (000)
Electric: Utilities 1.59%
NextEra Energy, Inc.	1,250,000	$70,500

Electronic Equipment, Instruments & Components 1.14%
Anixter International, Inc.	608,491	35,712
Arrow Electronics, Inc.*	209,353	7,547
FLIR Systems, Inc.	283,828	7,465

Total		50,724

Energy Equipment & Services 5.48%
Baker Hughes, Inc.	560,000	32,474
GulfMark Offshore, Inc. Class A*	280,000	11,645
Halliburton Co.	2,100,000	78,456
Helmerich & Payne, Inc.	355,450	18,903
Schlumberger Ltd.	550,000	40,408
Superior Energy Services, Inc.*	1,200,000	33,744
Tidewater, Inc.	550,000	27,077

Total		242,707

Food & Staples Retailing 1.37%
CVS Caremark Corp.	1,671,400	60,672

Food Products 3.87%
Archer Daniels Midland Co.	3,275,000	94,778
Bunge Ltd.	1,240,000	76,595

Total		171,373

Health Care Equipment & Supplies 1.22%
NuVasive, Inc.*	361,700	5,361
St. Jude Medical, Inc.	705,000	27,495
Zimmer Holdings, Inc.*	405,000	21,315

Total		54,171

Health Care Providers & Services 5.50%
DaVita, Inc.*	461,924	32,335
Express Scripts, Inc.*	1,500,000	68,595
Humana, Inc.	448,700	$38,090
McKesson Corp.	565,025	46,078
UnitedHealth Group, Inc.	1,224,283	58,753

Total		243,851

Hotels, Restaurants & Leisure 0.17%
Darden Restaurants, Inc.	156,321	7,485

Household Durables 0.55%
Harman International Industries, Inc.	560,790	24,204

Household Products 0.56%
Colgate-Palmolive Co.	272,930	24,665

Information Technology Services 0.27%
Booz Allen Hamilton Holding Corp.*	749,300	11,846

Insurance 4.77%
ACE Ltd. (Switzerland)(a)	650,800	46,955
Berkshire Hathaway, Inc. Class B*	1,200,000	93,432
Marsh & McLennan Cos., Inc.	2,326,127	71,226

Total		211,613

Life Sciences Tools & Services 1.78%
Charles River Laboratories International, Inc.*	725,000	23,403
Thermo Fisher Scientific, Inc.*	1,105,900	55,594

Total		78,997

Machinery 5.61%
Dover Corp.	940,000	52,198
Eaton Corp.	820,000	36,752
Kennametal, Inc.	668,800	26,010
Pall Corp.	705,000	36,075

See Notes to Financial Statements.

Schedule of Investments (continued)

FUNDAMENTAL EQUITY FUND October 31, 2011

Investments	Shares	Fair Value (000)
Machinery (continued)
Parker Hannifin Corp.	288,200	$23,503
Robbins & Myers, Inc.	130,178	5,818
SPX Corp.	113,800	6,214
Trinity Industries, Inc.	1,933,400	52,724
WABCO Holdings, Inc.*	188,400	9,459

Total		248,753

Media 5.62%
Interpublic Group of Cos., Inc. (The)	7,350,000	69,678
Omnicom Group, Inc.	1,811,700	80,584
Time Warner, Inc.	2,125,000	74,354
Walt Disney Co. (The)	695,000	24,242

Total		248,858

Metals & Mining 2.87%
Barrick Gold Corp. (Canada)(a)	820,000	40,590
Carpenter Technology Corp.	289,300	16,409
Freeport-McMoRan Copper & Gold, Inc.	597,710	24,064
Reliance Steel & Aluminum Co.	1,047,749	46,300

Total		127,363

Multi-Line Retail 1.60%
Macy’s, Inc.	659,400	20,131
Target Corp.	925,000	50,644

Total		70,775

Office Electronics 0.04%
Zebra Technologies Corp. Class A*	50,500	1,805

Oil, Gas & Consumable Fuels 15.53%
Anadarko Petroleum Corp.	1,225,000	96,163
Apache Corp.	480,000	47,822
Chevron Corp.	685,000	71,959
CONSOL Energy, Inc.	910,000	$38,912
Devon Energy Corp.	690,000	44,816
EQT Corp.	814,405	51,715
Exxon Mobil Corp.	2,191,398	171,126
Imperial Oil Ltd. (Canada)(a)	899,424	37,074
Lone Pine Resources, Inc. (Canada)*(a)	264,320	1,990
QEP Resources, Inc.	815,000	28,973
Range Resources Corp.	715,400	49,248
Southwestern Energy Co.*	1,148,200	48,270

Total		688,068

Paper & Forest Products 0.61%
International Paper Co.	978,661	27,109

Pharmaceuticals 3.41%
Merck & Co., Inc.	473,300	16,329
Teva Pharmaceutical Industries Ltd. ADR	1,797,675	73,435
Warner Chilcott plc Class A (Ireland)*(a)	1,851,185	33,544
Watson Pharmaceuticals, Inc.*	415,000	27,871

Total		151,179

Road & Rail 0.48%
Kansas City Southern*	335,500	21,193

Semiconductors & Semiconductor Equipment 1.46%
Intel Corp.	1,250,000	30,675
Texas Instruments, Inc.	1,101,929	33,862

Total		64,537

Software 1.42%
Adobe Systems, Inc.*	1,461,213	42,974
Intuit, Inc.	375,200	20,137

Total		63,111

See Notes to Financial Statements.

Schedule of Investments (concluded)

FUNDAMENTAL EQUITY FUND October 31, 2011

Investments	Shares	Fair Value (000)
Specialty Retail 0.87%
Guess?, Inc.	683,400	$22,546
Penske Automotive Group, Inc.	775,000	15,802

Total		38,348

Total Common Stocks (cost $4,002,371,052)		4,304,219

	Principal Amount (000)
SHORT-TERM INVESTMENT 2.18%

Repurchase Agreement
Repurchase Agreement dated 10/31/2011, 0.01% due 11/1/2011 with Fixed Income Clearing Corp. collateralized by $98,525,000 of Federal Home Loan Bank at 0.23% due 8/15/2012; value: $98,525,000; proceeds: $96,588,973 (cost $96,588,946)	$96,589	96,589

Total Investments in Securities 99.30% (cost $4,098,959,998)		4,400,808

Other Assets in Excess of Liabilities 0.70%		31,195

Net Assets 100.00%		$4,432,003

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.

Schedule of Investments

GROWTH LEADERS FUND October 31, 2011

Investments	Shares	Fair Value (000)
COMMON STOCKS 97.59%

Aerospace & Defense 3.84%
BE Aerospace, Inc.*	4,256	$161
Hexcel Corp.*	8,731	216
Honeywell International, Inc.	2,235	117
Precision Castparts Corp.	744	121

Total		615

Automobiles 1.00%
Tesla Motors, Inc.*	5,468	161

Beverages 0.51%
Hansen Natural Corp.*	921	82

Biotechnology 1.67%
Alexion Pharmaceuticals, Inc.*	572	39
Biogen Idec, Inc.*	988	115
Celgene Corp.*	1,151	75
Cepheid, Inc.*	1,075	38

Total		267

Capital Markets 3.59%
Affiliated Managers Group, Inc.*	2,211	205
Financial Engines, Inc.*	9,623	218
Goldman Sachs Group, Inc. (The)	1,386	152

Total		575

Chemicals 2.09%
Albemarle Corp.	2,364	126
Celanese Corp. Series A	3,108	135
Monsanto Co.	1,016	74

Total		335

Commercial Banks 1.37%
U.S. Bancorp	8,601	220

Commercial Services & Supplies 0.74%
Clean Harbors, Inc.*	2,020	118

Communications Equipment 2.21%
F5 Networks, Inc.*	2,286	$238
QUALCOMM, Inc.	2,258	116

Total		354

Computers & Peripherals 5.26%
Apple, Inc.*	758	307
EMC Corp.*	9,068	222
SanDisk Corp.*	6,197	314

Total		843

Consumer Finance 1.96%
American Express Co.	3,033	153
Capital One Financial Corp.	3,519	161

Total		314

Electrical Equipment 0.87%
Polypore International, Inc.*	312	16
Rockwell Automation, Inc.	1,814	123

Total		139

Energy Equipment & Services 6.80%
CARBO Ceramics, Inc.	894	122
Core Laboratories NV (Netherlands)(a)	752	81
Halliburton Co.	6,619	247
Helmerich & Payne, Inc.	2,986	159
National Oilwell Varco, Inc.	2,754	197
Oceaneering International, Inc.	2,800	117
Schlumberger Ltd.	2,275	167

Total		1,090

Food & Staples Retailing 1.94%
Costco Wholesale Corp.	1,379	115
Whole Foods Market, Inc.	2,715	196

Total		311

Health Care Equipment & Supplies 1.50%
Intuitive Surgical, Inc.*	555	241

See Notes to Financial Statements.

Schedule of Investments (continued)

GROWTH LEADERS FUND October 31, 2011

Investments	Shares	Fair Value (000)
Hotels, Restaurants & Leisure 4.25%
Chipotle Mexican Grill, Inc.*	354	$119
Las Vegas Sands Corp.*	2,662	125
McDonald’s Corp.	833	77
Panera Bread Co. Class A*	936	125
Starbucks Corp.	2,772	118
Wynn Resorts Ltd.	883	117

Total		681

Household Durables 0.99%
Tempur-Pedic International, Inc.*	2,324	158

Household Products 0.24%
Colgate-Palmolive Co.	422	38

Information Technology Services 3.73%
Cognizant Technology Solutions Corp. Class A*	1,613	117
MasterCard, Inc. Class A	577	200
VeriFone Systems, Inc.*	1,932	82
Visa, Inc. Class A	2,134	199

Total		598

Internet & Catalog Retail 1.29%
Amazon.com, Inc.*	624	134
priceline.com, Inc.*	146	74

Total		208

Internet Software & Services 2.48%
eBay, Inc.*	1,231	39
Google, Inc. Class A*	606	359

Total		398

Leisure Equipment & Products 0.70%
Polaris Industries, Inc.	1,766	112

Machinery 6.11%
Caterpillar, Inc.	1,673	158
Chart Industries, Inc.*	2,163	122
Cummins, Inc.	1,584	158
Gardner Denver, Inc.	1,497	$116
Robbins & Myers, Inc.	3,434	153
Wabtec Corp.	2,338	157
Westport Innovations, Inc. (Canada)*(a)	3,798	115

Total		979

Metals & Mining 2.11%
Freeport-McMoRan Copper & Gold, Inc.	5,361	216
Newmont Mining Corp.	1,830	122

Total		338

Multi-Line Retail 0.24%
Dollar Tree, Inc.*	479	38

Oil, Gas & Consumable Fuels 4.08%
Continental Resources, Inc.*	2,750	167
Oasis Petroleum, Inc.*	4,958	145
Range Resources Corp.	4,947	341

Total		653

Personal Products 0.79%
Herbalife Ltd.	2,040	127

Pharmaceuticals 0.88%
Allergan, Inc.	913	77
Perrigo Co.	713	64

Total		141

Road & Rail 1.55%
Kansas City Southern*	3,924	248

Semiconductors & Semiconductor Equipment 3.90%
Altera Corp.	3,198	121
ARM Holdings plc ADR	4,234	119
ASML Holding NV (Netherlands)(a)	3,589	151
Broadcom Corp. Class A*	4,354	157
Cavium, Inc.*	2,364	77

Total		625

See Notes to Financial Statements.

Schedule of Investments (concluded)

GROWTH LEADERS FUND October 31, 2011

Investments	Shares	Fair Value (000)
Software 14.35%
Check Point Software Technologies Ltd. (Israel)*(a)	3,936	$227
Citrix Systems, Inc.*	2,122	154
Electronic Arts, Inc.*	4,933	115
Intuit, Inc.	2,973	160
NetSuite, Inc.*	5,600	213
Nuance Communications, Inc.*	7,541	200
Red Hat, Inc.*	6,344	315
salesforce.com, Inc.*	906	121
Synchronoss Technologies, Inc.*	7,484	225
TIBCO Software, Inc.*	8,458	244
VMware, Inc. Class A*	3,329	325

Total		2,299

Specialty Retail 5.32%
Abercrombie & Fitch Co. Class A	3,178	237
Bed Bath & Beyond, Inc.*	2,092	129
Dick’s Sporting Goods, Inc.*	3,104	121
Tiffany & Co.	2,533	202
Ulta Salon, Cosmetics & Fragrance, Inc.*	2,413	163

Total		852

Textiles, Apparel & Luxury Goods 7.48%
Coach, Inc.	3,066	199
Deckers Outdoor Corp.*	1,035	119
lululemon athletica, Inc. (Canada)*(a)	2,158	122
NIKE, Inc. Class B	3,784	365
Ralph Lauren Corp.	1,248	198
Under Armour, Inc. Class A*	2,307	195

Total		1,198

Trading Companies & Distributors 1.75%
Fastenal Co.	7,355	$280

Total Investments in Securities 97.59% (cost $14,797,040)		15,636

Other Assets in Excess of Liabilities 2.41%		386

Net Assets 100.00%		$16,022

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.

Schedule of Investments

INTERNATIONAL CORE EQUITY FUND October 31, 2011

Investments	Shares	U.S. $ Fair Value (000)
LONG-TERM INVESTMENTS 99.31%

COMMON STOCKS 97.98%

Australia 3.95%

Beverages 1.32%
Coca-Cola Amatil Ltd.	875,110	$11,297

Construction & Engineering 1.12%
Leighton Holdings Ltd.	419,525	9,530

Health Care Providers & Services 0.76%
Sonic Healthcare Ltd.	560,667	6,479

Real Estate Investment Trusts 0.75%
GPT Group	1,951,416	6,440

Total Australia		33,746

Belgium 1.84%

Beverages
Anheuser-Busch InBev NV	283,862	15,742

Brazil 0.78%

Household Durables
PDG Realty SA Empreendimentos e Participacoes	1,515,684	6,683

Canada 1.62%

Metals & Mining
Yamana Gold, Inc.	921,500	13,795

China 0.68%

Machinery
Zoomlion Heavy Industry Science & Technology Co., Ltd. H Shares	4,007,280	5,798

Finland 1.21%

Electric: Utilities
Fortum OYJ	424,639	$10,335

France 5.14%

Aerospace & Defense 1.02%
Safran SA	266,589	8,706

Auto Components 0.77%
Compagnie Generale des Etablissements Michelin B Shares	91,000	6,589

Construction & Engineering 0.85%
Vinci SA	148,293	7,272

Electrical Equipment 0.93%
Alstom SA	214,082	7,972

Food & Staples Retailing 0.56%
Carrefour SA	179,446	4,748

Oil, Gas & Consumable Fuels 1.01%
Total SA	165,000	8,609

Total France		43,896

Germany 6.37%

Air Freight & Logistics 1.21%
Deutsche Post AG Registered Shares	679,077	10,301

Electric: Utilities 0.99%
E. On AG	350,702	8,457

Health Care Equipment & Supplies 1.62%
Fresenius SE & Co. KGaA	141,031	13,848

Household Products 1.09%
Henkel KGaA	190,952	9,324

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL CORE EQUITY FUND October 31, 2011

Investments	Shares	U.S. $ Fair Value (000)
Germany (continued)

Software 1.46%
SAP AG	205,321	$12,415

Total Germany		54,345

Hong Kong 2.96%

Auto Components 0.41%
Minth Group Ltd.	3,362,000	3,488

Chemicals 0.55%
Huabao International Holdings Ltd.	7,353,000	4,671

Real Estate Management & Development 1.19%
New World Development Co., Ltd.	4,378,000	4,612
Wharf Holdings Ltd. (The)	1,052,700	5,600

		10,212

Water Utilities 0.81%
Guangdong Investment Ltd.	11,530,000	6,941

Total Hong Kong		25,312

Indonesia 1.43%

Commercial Banks 0.74%
PT Bank Negara Indonesia (Persero) Tbk	13,999,814	6,274

Oil, Gas & Consumable Fuels 0.69%
PT Bumi Resources Tbk	22,692,500	5,927

Total Indonesia		12,201

Ireland 0.82%

Information Technology Services
Accenture plc Class A	115,575	6,965

Israel 2.37%

Chemicals 0.92%
Israel Chemicals Ltd.	661,343	$7,842

Pharmaceuticals 1.45%
Teva Pharmaceutical Industries Ltd. ADR	303,245	12,388

Total Israel		20,230

Italy 1.88%

Commercial Banks 0.89%
Intesa Sanpaolo SpA	4,292,576	7,576

Diversified Telecommunication Services 0.99%
Telecom Italia SpA	6,813,203	8,478

Total Italy		16,054

Japan 17.67%

Auto Components 1.05%
Bridgestone Corp.	382,800	8,975

Automobiles 1.75%
Honda Motor Co., Ltd.	500,190	14,958

Chemicals 1.04%
Asahi Kasei Corp.	1,498,000	8,884

Commercial Banks 1.24%
Bank of Yokohama Ltd. (The)	2,314,000	10,594

Consumer Finance 0.94%
ORIX Corp.	91,460	7,982

Diversified Telecommunication Services 1.83%
Nippon Telegraph & Telephone Corp.	304,600	15,625

Electric: Utilities 0.86%
Kansai Electric Power Co., Inc. (The)	499,500	7,368

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL CORE EQUITY FUND October 31, 2011

Investments	Shares	U.S. $ Fair Value (000)
Japan (continued)

Electronic Equipment, Instruments & Components 1.03%
Hitachi Ltd.	1,633,000	$8,750

Office Electronics 1.30%
Canon, Inc.	245,100	11,127

Oil, Gas & Consumable Fuels 1.37%
JX Holdings, Inc.	2,005,000	11,679

Real Estate Management & Development 1.01%
Sumitomo Realty & Development Co., Ltd.	415,000	8,602

Road & Rail 1.65%
East Japan Railway Co.	232,000	14,066

Trading Companies & Distributors 2.60%
Mitsui & Co., Ltd.	765,400	11,171
Sumitomo Corp.	888,800	11,004

		22,175

Total Japan		150,785

Netherlands 2.20%

Diversified Financial Services 1.41%
ING Groep NV CVA*	1,397,109	12,044

Food & Staples Retailing 0.79%
Koninklijke Ahold NV	528,150	6,748

Total Netherlands		18,792

Norway 3.70%

Chemicals 0.52%
Yara International ASA	93,918	4,441

Commercial Banks 1.31%
DnB NOR ASA	967,871	11,195

Diversified Telecommunication Services 1.87%
Telenor ASA	893,600	$15,918

Total Norway		31,554

Poland 0.65%

Electric: Utilities
PGE SA	899,013	5,530

Russia 0.58%

Oil, Gas & Consumable Fuels
Gazprom OAO ADR	425,800	4,936

Singapore 2.37%

Commercial Banks 1.05%
DBS Group Holdings Ltd.	916,100	8,948

Industrial Conglomerates 1.32%
Keppel Corp., Ltd.	1,511,400	11,315

Total Singapore		20,263

South Korea 1.79%

Auto Components 0.93%
Hyundai Mobis	27,722	7,934

Commercial Banks 0.86%
DGB Financial Group, Inc.*	581,960	7,325

Total South Korea		15,259

Sweden 2.66%

Commercial Banks 1.37%
Swedbank AB A Shares	833,771	11,673

Communications Equipment 1.29%
Telefonaktiebolaget LM Ericsson ADR	1,056,700	11,000

Total Sweden		22,673

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL CORE EQUITY FUND October 31, 2011

Investments	Shares	U.S. $ Fair Value (000)
Switzerland 5.80%

Chemicals 0.85%
Syngenta AG Registered Shares*	23,865	$7,272

Food Products 1.61%
Nestle SA Registered Shares	237,461	13,734

Insurance 1.36%
Swiss Re Ltd.*	212,174	11,584

Pharmaceuticals 1.98%
Novartis AG Registered Shares	300,995	16,957

Total Switzerland		49,547

Taiwan 0.68%

Computers & Peripherals
Asustek Computer, Inc.	836,000	5,812

Thailand 1.27%

Commercial Banks
Bangkok Bank Public Co., Ltd.	2,131,700	10,803

Turkey 0.76%

Diversified Telecommunication Services
Turk Telekomunikasyon AS	1,524,267	6,465

United Kingdom 26.80%

Commercial Banks 2.59%
Barclays plc	2,934,525	9,097
HSBC Holdings plc	710,134	6,196
Lloyds Banking Group plc*	13,144,639	6,797

		22,090

Food & Staples Retailing 1.33%
Tesco plc	1,766,650	$11,390

Food Products 1.54%
Unilever plc	392,844	13,168

Health Care Equipment & Supplies 1.38%
Smith & Nephew plc	1,288,374	11,793

Insurance 2.49%
Aviva plc	1,525,201	8,321
Prudential plc	1,250,711	12,919

		21,240

Media 3.67%
British Sky Broadcasting Group plc	583,989	6,585
Pearson plc	640,437	11,765
Reed Elsevier plc	1,513,239	12,955

		31,305

Metals & Mining 2.94%
Anglo American plc	242,417	8,887
Vedanta Resources plc	317,851	6,488
Xstrata plc	581,878	9,692

		25,067

Multi-Utilities 1.22%
National Grid plc	1,048,544	10,425

Oil, Gas & Consumable Fuels 3.57%
BG Group plc	439,020	9,520
Tullow Oil plc	931,175	20,921

		30,441

Pharmaceuticals 2.00%
GlaxoSmithKline plc ADR	380,595	17,047

Tobacco 2.20%
British American Tobacco plc	138,625	6,356

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL CORE EQUITY FUND October 31, 2011

Investments	Shares	U.S. $ Fair Value (000)
United Kingdom (continued)

Tobacco (continued)
Imperial Tobacco Group plc	341,042	$12,423

		18,779

Wireless Telecommunication Services 1.87%
Vodafone Group plc	5,766,634	16,012

Total United Kingdom		228,757

Total Common Stocks (cost $808,599,718)		836,278

PREFERRED STOCKS 1.33%

Brazil 0.51%

Independent Power Producers & Energy Traders
Companhia Energetica de Sao Paulo B Shares	257,500	4,387

Germany 0.82%

Automobiles
Volkswagen AG	40,300	7,018

Total Preferred Stocks (cost $10,442,414)		11,405

Total Investments in Securities 99.31% (cost $819,042,132)		847,683

Foreign Cash and Other Assets in Excess of Liabilities(a) 0.69%		5,868

Net Assets 100.00%		$853,551

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign Cash and Other Assets in Excess of Liabilities include net unrealized appreciation on forward foreign currency exchange contracts as follows:

See Notes to Financial Statements.

Schedule of Investments (concluded)

INTERNATIONAL CORE EQUITY FUND October 31, 2011

Open Forward Foreign Currency Exchange Contracts at October 31, 2011:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation (Depreciation)
Australian dollar	Buy	Goldman Sachs	2/24/2012	32,600,000	$32,742,788	$33,906,816	$1,164,028
euro	Buy	Barclays Bank plc	11/18/2011	14,800,000	20,832,628	20,475,445	(357,183)
euro	Buy	Barclays Bank plc	2/24/2012	17,020,000	23,252,554	23,537,087	284,533
South Korean won	Buy	Barclays Bank plc	1/17/2012	10,070,000,000	8,677,294	9,039,632	362,338
Swiss franc	Buy	PB Financial Services, Inc.	2/24/2012	9,260,000	10,344,057	10,574,199	230,142
British pound	Sell	PB Financial Services, Inc.	1/23/2012	5,430,000	8,528,901	8,723,244	(194,343)
British pound	Sell	Credit Suisse	2/24/2012	24,340,000	38,218,668	39,088,376	(869,708)
Canadian dollar	Sell	Morgan Stanley	2/24/2012	12,990,000	12,861,768	12,999,716	(137,948)
Israeli new shekel	Sell	Goldman Sachs	1/26/2012	38,646,500	10,348,507	10,634,495	(285,988)
Norwegian krone	Sell	UBS AG	2/24/2012	108,900,000	19,204,656	19,444,427	(239,771)
South Korean won	Sell	Barclays Bank plc	1/17/2012	10,070,000,000	9,090,088	9,039,632	50,456

Net Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$6,556

See Notes to Financial Statements.

Schedule of Investments

INTERNATIONAL DIVIDEND INCOME FUND October 31, 2011

Investments	Shares	U.S. $ Fair Value (000)
LONG-TERM INVESTMENTS 96.59%

COMMON STOCKS 94.19%

Argentina 0.91%

Oil, Gas & Consumable Fuels
YPF SA ADR	240,100	$8,070

Australia 15.79%

Beverages 1.26%
Coca-Cola Amatil Ltd.	865,999	11,179

Commercial Banks 1.13%
National Australia Bank Ltd.	376,629	10,060

Construction & Engineering 1.40%
Leighton Holdings Ltd.	546,601	12,417

Diversified Financial Services 1.54%
ASX Ltd.	424,482	13,630

Diversified Telecommunication Services 1.63%
Telstra Corp., Ltd.	4,464,628	14,496

Electric: Utilities 1.76%
Spark Infrastructure Group†	12,271,858	15,635

Food & Staples Retailing 1.34%
Metcash Ltd.	2,725,828	11,929

Health Care Providers & Services 1.14%
Sonic Healthcare Ltd.	877,954	10,145

Media 2.31%
Seven West Media Ltd.	5,473,277	20,505

Multi-Utilities 1.13%
DUET Group	5,774,932	10,064

Real Estate Investment Trusts 1.15%
GPT Group	3,098,537	$10,226

Total Australia		140,286

Brazil 2.74%

Commercial Banks 0.52%
Banco do Brasil SA	306,700	4,627

Diversified Telecommunication Services 1.65%
Telefonica Brasil SA ADR	505,300	14,664

Insurance 0.57%
Sul America SA Unit	628,400	5,047

Total Brazil		24,338

China 0.79%

Real Estate Management & Development
Renhe Commercial Holdings Co., Ltd.	50,376,000	7,059

Czech Republic 1.95%

Commercial Banks 0.72%
Komercni Banka AS	33,245	6,361

Electric: Utilities 1.23%
CEZ AS	258,176	10,917

Total Czech Republic		17,278

Finland 1.15%

Electric: Utilities
Fortum OYJ	421,442	10,257

France 4.47%

Construction & Engineering 1.09%
Vinci SA	196,465	9,634

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL DIVIDEND INCOME FUND October 31, 2011

Investments	Shares	U.S. $ Fair Value (000)
France (continued)

Food & Staples Retailing 0.50%
Carrefour SA	168,443	$4,457

Multi-Line Retail 0.50%
PPR	28,515	4,425

Oil, Gas & Consumable Fuels 1.38%
Total SA ADR	234,700	12,275

Pharmaceuticals 1.00%
Sanofi	124,576	8,912

Total France		39,703

Germany 4.52%

Air Freight & Logistics 1.21%
Deutsche Post AG Registered Shares	710,082	10,771

Diversified Telecommunication Services 1.14%
Deutsche Telekom AG Registered Shares	797,887	10,137

Electric: Utilities 2.17%
E. On AG	797,853	19,240

Total Germany		40,148

Hong Kong 2.39%

Communications Equipment 0.73%
VTech Holdings Ltd.	695,600	6,495

Real Estate Management & Development 0.80%
New World Development Co., Ltd.	6,728,000	7,088

Water Utilities 0.86%
Guangdong Investment Ltd.	12,704,000	7,647

Total Hong Kong		21,230

Hungary 0.44%

Diversified Telecommunication Services
Magyar Telekom Telecommunications plc	1,708,135	$3,946

Israel 2.63%

Chemicals 0.91%
Israel Chemicals Ltd.	681,358	8,079

Diversified Telecommunication Services 1.72%
Bezeq The Israeli Telecommunication Corp., Ltd.	7,229,255	15,277

Total Israel		23,356

Italy 3.94%

Commercial Banks 0.46%
Intesa Sanpaolo SpA	2,338,332	4,127

Diversified Telecommunication Services 1.27%
Telecom Italia SpA	9,067,028	11,282

Media 0.71%
Mediaset SpA	1,717,574	6,328

Oil, Gas & Consumable Fuels 1.50%
Eni SpA ADR	302,080	13,298

Total Italy		35,035

Japan 6.58%

Diversified Telecommunication Services 1.60%
Nippon Telegraph & Telephone Corp.	277,000	14,209

Electric: Utilities 0.84%
Kansai Electric Power Co., Inc. (The)	504,800	7,446

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL DIVIDEND INCOME FUND October 31, 2011

Investments	Shares	U.S. $ Fair Value (000)
Japan (continued)

Office Electronics 0.95%
Canon, Inc.	186,700	$8,476

Real Estate Investment Trusts 0.71%
ORIX JREIT, Inc.	1,531	6,300

Trading Companies & Distributors 2.48%
Mitsui & Co., Ltd.	769,500	11,230
Sumitomo Corp.	871,700	10,793

		22,023

Total Japan		58,454

Netherlands 1.20%

Oil, Gas & Consumable Fuels
Royal Dutch Shell plc ADR	149,700	10,615

Norway 5.89%

Diversified Telecommunication Services 1.83%
Telenor ASA	912,412	16,253

Energy Equipment & Services 2.82%
Fred. Olsen Energy ASA	387,028	12,983
Seadrill Ltd.	364,686	12,082

		25,065

Specialty Retail 1.24%
Statoil Fuel & Retail ASA*	1,386,091	10,971

Total Norway		52,289

Poland 0.88%

Diversified Telecommunication Services
Telekomunikacja Polska SA	1,474,175	7,817

Portugal 0.62%

Electric: Utilities
EDP—Energias de Portugal SA	1,753,972	$5,510

Singapore 3.41%

Commercial Banks 1.07%
DBS Group Holdings Ltd.	971,975	9,494

Diversified Telecommunication Services 1.14%
Singapore Telecommunications Ltd.	3,992,000	10,093

Real Estate Investment Trusts 1.20%
CapitaRetail China Trust	5,129,000	4,792
Suntec REIT	6,029,000	5,924

		10,716

Total Singapore		30,303

South Africa 0.87%

Metals & Mining
Kumba Iron Ore Ltd.	130,958	7,736

South Korea 1.45%

Tobacco
KT&G Corp.	205,013	12,857

Spain 2.50%

Diversified Financial Services 0.75%
Bolsas y Mercados Espanoles SA	232,202	6,650

Diversified Telecommunication Services 0.94%
Telefonica SA	393,145	8,355

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL DIVIDEND INCOME FUND October 31, 2011

Investments	Shares	U.S. $ Fair Value (000)
Spain (continued)

Insurance 0.81%
Mapfre SA	1,976,502	$7,222

Total Spain		22,227

Sweden 1.89%

Diversified Telecommunication Services
Tele2 AB B Shares	795,753	16,757

Switzerland 2.64%

Insurance 1.23%
Swiss Re Ltd.*	200,165	10,929

Pharmaceuticals 1.41%
Novartis AG Registered Shares	222,257	12,521

Total Switzerland		23,450

Taiwan 2.32%

Computers & Peripherals 0.95%
Asustek Computer, Inc.	1,212,000	8,426

Semiconductors & Semiconductor Equipment 1.37%
Siliconware Precision Industries Co. ADR	2,350,620	12,223

Total Taiwan		20,649

Thailand 0.99%

Real Estate Management & Development
L.P.N. Development pcl	27,016,200	8,791

Turkey 0.68%

Diversified Telecommunication Services
Turk Telekomunikasyon AS	1,421,464	6,029

United Kingdom 20.55%

Commercial Banks 0.99%
HSBC Holdings plc	1,012,790	$8,837

Consumer Finance 1.24%
Provident Financial plc	617,345	10,972

Electric: Utilities 1.23%
SSE plc	505,671	10,926

Food & Staples Retailing 1.24%
Tesco plc	1,712,606	11,042

Food Products 1.48%
Unilever plc	391,365	13,119

Insurance 4.21%
Aviva plc	1,895,025	10,338
Catlin Group Ltd.	2,220,612	14,126
Prudential plc	1,249,171	12,903

		37,367

Internet & Catalog Retail 0.55%
Home Retail Group plc	3,016,570	4,867

Media 1.23%
Reed Elsevier plc	1,277,292	10,935

Metals & Mining 0.60%
Vedanta Resources plc	260,309	5,313

Multi-Utilities 1.44%
National Grid plc	1,288,084	12,806

Pharmaceuticals 1.55%
GlaxoSmithKline plc	613,255	13,763

Road & Rail 0.86%
FirstGroup plc	1,431,245	7,665

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL DIVIDEND INCOME FUND October 31, 2011

Investments	Shares	U.S. $ Fair Value (000)
United Kingdom (continued)

Tobacco 2.07%
British American Tobacco plc	129,636	$5,944
Imperial Tobacco Group plc	342,905	12,491

		18,435

Wireless Telecommunication Services 1.86%
Vodafone Group plc	5,955,807	16,537

Total United Kingdom		182,584

Total Common Stocks (cost $833,850,458)		836,774

PREFERRED STOCKS 2.40%

Brazil 1.17%

Electric: Utilities
Companhia Energetica do Ceara	515,400	10,411

Germany 1.23%

Media
ProSiebenSat.1 Media AG	510,666	10,886

Total Preferred Stocks (cost $21,155,876)		21,297

Total Long-Term Investments (cost $855,006,334)		858,071

Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 3.28%

Repurchase Agreement
Repurchase Agreement dated 10/31/2011, 0.01% due 11/1/2011 with Fixed Income Clearing Corp. collateralized by $29,770,000 of Federal Home Loan Bank at 0.20% due 8/16/2012, value: $29,770,000; proceeds: $29,186,230 (cost $29,186,222)	$29,186	$29,186

Total Investments in Securities 99.87% (cost $884,192,556)		887,257

Cash, Foreign Cash and Other Assets in Excess of Liabilities(a) 0.13%		1,163

Net Assets 100.00%		$888,420

ADR	American Depositary Receipt.
Unit	More than one class of securities traded together.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional investors. Unless otherwise noted, 144A securities are deemed to be liquid.
*	Non-income producing security.
(a)	Cash, Foreign Cash and Other Assets in Excess of Liabilities include net unrealized depreciation on forward foreign currency exchange contracts as follows:

See Notes to Financial Statements.

Schedule of Investments (concluded)

INTERNATIONAL DIVIDEND INCOME FUND October 31, 2011

Open Forward Foreign Currency Exchange Contracts at October 31, 2011:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation (Depreciation)
Australian dollar	Buy	UBS AG	1/12/2012	9,420,000	$9,875,740	$9,843,692	$(32,048)
Australian dollar	Buy	Goldman Sachs	2/24/2012	2,840,000	2,852,439	2,953,845	101,406
Canadian dollar	Buy	Credit Suisse	12/16/2011	7,860,000	7,996,818	7,877,524	(119,294)
Canadian dollar	Buy	UBS AG	2/14/2012	11,060,000	10,778,677	11,070,501	291,824
Canadian dollar	Buy	Morgan Stanley	2/24/2012	8,800,000	8,713,130	8,806,582	93,452
euro	Buy	Goldman Sachs	11/14/2011	17,700,000	24,723,183	24,488,516	(234,667)
euro	Buy	Goldman Sachs	11/14/2011	12,300,000	17,436,480	17,017,443	(419,037)
euro	Buy	Goldman Sachs	11/14/2011	9,400,000	13,341,984	13,005,201	(336,783)
euro	Buy	UBS AG	1/30/2012	8,090,000	10,930,399	11,187,855	257,456
euro	Buy	Credit Suisse	2/7/2012	3,690,000	4,905,025	5,102,936	197,911
Israeli new shekel	Buy	Merrill Lynch	12/1/2011	28,300,000	8,202,423	7,795,775	(406,648)
Israeli new shekel	Buy	UBS AG	12/16/2011	21,060,000	5,824,115	5,799,940	(24,175)
Mexican peso	Buy	UBS AG	1/23/2012	162,000,000	12,220,881	12,065,326	(155,555)
South African rand	Buy	Morgan Stanley	12/1/2011	28,600,000	4,174,150	3,588,496	(585,654)
Turkish lira	Buy	Barclays Bank plc	1/20/2012	12,600,000	6,861,998	7,000,181	138,183
Australian dollar	Sell	UBS AG	1/12/2012	4,075,000	4,223,982	4,258,285	(34,303)
British pound	Sell	PB Financial Services, Inc.	12/16/2011	12,225,000	19,802,055	19,647,560	154,495
British pound	Sell	Barclays Bank plc	2/14/2012	10,380,000	16,338,120	16,671,405	(333,285)
British pound	Sell	Credit Suisse	2/24/2012	20,230,000	31,765,146	32,487,997	(722,851)
Japanese yen	Sell	Barclays Bank plc	1/26/2012	1,030,000,000	13,490,328	13,196,492	293,836
Japanese yen	Sell	Morgan Stanley	2/24/2012	2,215,000,000	28,874,231	28,396,013	478,218
South Korean won	Sell	Barclays Bank plc	12/16/2011	6,900,000,000	6,397,181	6,206,553	190,628
Swiss franc	Sell	UBS AG	1/26/2012	11,380,000	12,831,355	12,985,427	(154,072)

Net Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(1,360,963)

See Notes to Financial Statements.

Schedule of Investments

INTERNATIONAL OPPORTUNITIES FUND October 31, 2011

Investments	Shares	U.S. $ Fair Value (000)
LONG-TERM INVESTMENTS 95.70%

COMMON STOCKS 95.09%

Australia 2.73%

Chemicals 1.75%
Incitec Pivot Ltd.	1,593,463	$5,772

Trading Companies & Distributors 0.98%
Emeco Holdings Ltd.	3,107,808	3,219

Total Australia		8,991

Belgium 1.50%

Electric: Utilities
Elia System Operator SA	121,422	4,927

Brazil 2.02%

Electric: Utilities 1.02%
Equatorial Energia SA	517,000	3,346

Insurance 0.45%
Brasil Insurance Participacoese Administracao SA	155,800	1,497

Real Estate Management & Development 0.55%
BR Properties SA	180,600	1,820

Total Brazil		6,663

Canada 2.93%

Metals & Mining 1.70%
Centerra Gold, Inc.	156,268	3,098
Quadra FNX Mining Ltd.*	216,567	2,498

		5,596

Oil, Gas & Consumable Fuels 1.23%
Bankers Petroleum Ltd.*	760,700	4,045

Total Canada		9,641

Finland 1.02%

Leisure Equipment & Products
Amer Sports OYJ A Shares	244,467	$3,366

France 4.84%

Beverages 1.01%
Remy Cointreau SA	40,643	3,330

Computers & Peripherals 1.95%
Gemalto NV	141,158	6,420

Information Technology Services 0.67%
AtoS	46,085	2,228

Media 1.21%
Ipsos SA	121,555	3,978

Total France		15,956

Germany 8.84%

Aerospace & Defense 1.46%
MTU Aero Engines Holding AG	71,641	4,797

Building Products 0.92%
NORMA Group*	156,572	3,042

Chemicals 0.66%
Symrise GmbH & Co. AG	83,941	2,173

Industrial Conglomerates 1.21%
Rheinmetall AG	74,976	3,976

Life Sciences Tools & Services 1.39%
Gerresheimer AG	103,491	4,586

Machinery 0.41%
Deutz AG*	218,539	1,367

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2011

Investments	Shares	U.S. $ Fair Value (000)
Germany (continued)

Semiconductors & Semiconductor Equipment 0.84%
Dialog Semiconductor plc*	144,369	$2,779

Trading Companies & Distributors 1.08%
Kloeckner & Co. SE	238,381	3,553

Transportation Infrastructure 0.87%
Hamburger Hafen und Logistik AG	92,747	2,852

Total Germany		29,125

Hong Kong 3.17%

Auto Components 0.59%
Minth Group Ltd.	1,876,000	1,947

Communications Equipment 0.49%
VTech Holdings Ltd.	173,600	1,621

Construction & Engineering 1.30%
China State Construction International Holdings Ltd.	5,574,800	4,294

Hotels, Restaurants & Leisure 0.79%
REXLot Holdings Ltd.	37,350,000	2,597

Total Hong Kong		10,459

India 0.31%

Real Estate Management & Development
Housing Development & Infrastructure Ltd.*	508,210	1,033

Indonesia 0.96%

Consumer Finance
PT Clipan Finance Indonesia Tbk	61,152,850	3,168

Ireland 0.48%

Beverages
C&C Group plc	391,983	$1,579

Italy 2.38%

Beverages 0.93%
Davide Campari-Milano SpA	394,612	3,049

Textiles, Apparel & Luxury Goods 1.45%
Safilo Group SpA*	251,499	2,084
Salvatore Ferragamo Italia SpA*	166,416	2,696

		4,780

Total Italy		7,829

Japan 18.96%

Chemicals 1.04%
ZEON Corp.	371,000	3,417

Communications Equipment 0.78%
Hitachi Kokusai Electric, Inc.	346,000	2,577

Containers & Packaging 1.95%
FP Corp.	101,000	6,430

Diversified Consumer Services 1.39%
Benesse Holdings, Inc.	105,100	4,566

Food & Staples Retailing 0.84%
FamilyMart Co., Ltd.	70,800	2,783

Food Products 1.04%
Mitsui Sugar Co., Ltd.	824,000	3,433

Health Care Equipment & Supplies 1.21%
Hogy Medical Co., Ltd.	94,200	3,991

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2011

Investments	Shares	U.S. $ Fair Value (000)
Japan (continued)

Information Technology Services 0.61%
Obic Co., Ltd.	10,640	$2,012

Internet Software & Services 0.90%
Gree, Inc.	91,500	2,953

Machinery 3.73%
Hitachi Construction Machinery Co., Ltd.	128,400	2,470
Makita Corp.	82,100	3,065
Nabtesco Corp.	190,900	4,181
Sumitomo Heavy Industries Ltd.	456,000	2,589

		12,305

Multi-Line Retail 1.83%
Don Quijote Co., Ltd.	164,700	6,033

Real Estate Investment Trusts 0.35%
United Urban Investment Corp.	1,019	1,149

Software 1.38%
Capcom Co., Ltd.	173,800	4,547

Specialty Retail 1.20%
Nitori Holdings Co., Ltd.	41,400	3,959

Wireless Telecommunication Services 0.71%
Okinawa Cellular Telephone Co.	1,126	2,339

Total Japan		62,494

Netherlands 2.38%

Professional Services 1.26%
Brunel International NV	115,817	4,166

Semiconductors & Semiconductor Equipment 1.12%
ASM International NV	131,121	$3,691

Total Netherlands		7,857

Norway 2.78%

Energy Equipment & Services 1.55%
Electromagnetic GeoServices ASA*	1,391,030	3,407
Ocean Rig UDW, Inc.*	109,766	1,684

		5,091

Specialty Retail 1.23%
Statoil Fuel & Retail ASA*	512,782	4,058

Total Norway		9,149

Philippines 3.93%

Commercial Banks 1.33%
Banco de Oro Unibank, Inc.	3,347,160	4,373

Real Estate Management & Development 2.60%
Filinvest Land, Inc.	159,774,000	4,256
Megaworld Corp.	99,691,000	4,328

		8,584

Total Philippines		12,957

Singapore 0.50%

Real Estate Investment Trusts
Suntec REIT	1,685,000	1,656

South Africa 1.08%

Specialty Retail
Lewis Group Ltd.	376,888	3,555

South Korea 2.04%

Auto Components 0.85%
Mando Corp.	16,472	2,821

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2011

Investments	Shares	U.S. $ Fair Value (000)
South Korea (continued)

Commercial Banks 1.19%
DGB Financial Group, Inc.*	311,170	$3,917

Total South Korea		6,738

Spain 2.70%

Food Products
Ebro Foods SA	248,696	5,040
Viscofan SA	100,422	3,856

Total Spain		8,896

Sweden 3.51%

Commercial Services & Supplies 2.76%
Intrum Justitia AB	554,778	9,103

Food & Staples Retailing 0.75%
Axfood AB	65,202	2,472

Total Sweden		11,575

Switzerland 1.02%

Capital Markets 0.46%
EFG International AG	181,428	1,515

Household Durables 0.56%
Forbo Holding AG Registered Shares*	3,924	1,854

Total Switzerland		3,369

United Kingdom 25.01%

Airlines 1.36%
easyJet plc*	781,726	4,480

Beverages 1.06%
Britvic plc	659,584	3,493

Capital Markets 1.52%
3i Group plc	1,520,413	5,011

Chemicals 1.15%
Croda International plc	134,474	$3,780

Commercial Services & Supplies 3.08%
Aggreko plc	158,018	4,332
Babcock International Group plc	264,932	2,994
Regus plc	2,324,993	2,822

		10,148

Electrical Equipment 0.03%
Ceres Power Holdings plc*	371,701	94

Electronic Equipment, Instruments & Components 0.51%
Premier Farnell plc	592,486	1,662

Hotels, Restaurants & Leisure 0.92%
Bwin.Party Digital Entertainment plc	1,736,438	3,044

Industrial Conglomerates 0.76%
Lonrho plc*	11,342,292	2,508

Insurance 2.73%
Amlin plc	1,026,301	4,734
Catlin Group Ltd.	671,244	4,270

		9,004

Internet Software & Services 1.18%
Telecity Group plc*	405,369	3,884

Media 1.02%
Aegis Group plc	1,536,980	3,374

Metals & Mining 1.01%
New World Resources plc A Shares	398,937	3,338

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2011

Investments	Shares	U.S. $ Fair Value (000)
United Kingdom (continued)

Multi-Line Retail 1.84%
Debenhams plc	2,877,339	$2,999
Next plc	74,515	3,054

		6,053

Oil, Gas & Consumable Fuels 5.17%
Afren plc*	3,359,688	5,314
Dragon Oil plc	597,275	5,289
Max Petroleum plc*	7,918,596	1,866
Premier Oil plc*	778,391	4,582

		17,051

Professional Services 1.67%
Intertek Group plc	114,635	3,779
Michael Page International plc	265,302	1,708

		5,487

Total United Kingdom		82,411

Total Common Stocks (cost $316,243,970)		313,394

PREFERRED STOCK 0.61%

Brazil

Machinery
Marcopolo SA (cost $1,490,219)	455,858	2,018

Total Long-Term Investments (cost $317,734,189)		315,412

Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 2.27%

Repurchase Agreement
Repurchase Agreement dated 10/31/2011, 0.01% due 11/1/2011 with Fixed Income Clearing Corp. collateralized by $7,640,000 of Federal Home Loan Bank at 0.20% due 8/16/2012; value: $7,640,000; proceeds: $7,488,990 (cost $7,488,987)	$7,489	$7,489

Total Investments in Securities 97.97% (cost $325,223,176)		322,901

Cash, Foreign Cash and Other Assets in Excess of Liabilities(a) 2.03%		6,680

Net Assets 100.00%		$329,581

*	Non-income producing security.
(a)	Cash, Foreign Cash and Other Assets in Excess of Liabilities include net unrealized depreciation on forward foreign currency contracts as follows:

See Notes to Financial Statements.

Schedule of Investments (concluded)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2011

Open Forward Foreign Currency Exchange Contracts at October 31, 2011:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation (Depreciation)
Australian dollar	Buy	UBS AG	12/8/2011	2,820,000	$2,926,032	$2,959,052	$33,020
Australian dollar	Buy	Goldman Sachs	2/24/2012	11,380,000	11,429,844	11,836,183	406,339
Brazilian real	Buy	UBS AG	12/5/2011	3,445,000	2,067,703	1,990,754	(76,949)
Canadian dollar	Buy	Goldman Sachs	12/8/2011	5,275,000	5,372,183	5,287,737	(84,446)
Canadian dollar	Buy	Morgan Stanley	2/24/2012	20,010,000	19,812,470	20,024,968	212,498
euro	Buy	UBS AG	1/23/2012	1,410,000	1,963,933	1,949,969	(13,964)
euro	Buy	UBS AG	1/23/2012	665,000	908,742	919,666	10,924
South Korean won	Buy	UBS AG	2/7/2012	9,000,000,000	7,538,825	8,069,960	531,135
Swiss franc	Buy	Goldman Sachs	12/2/2011	5,540,000	6,911,092	6,313,966	(597,126)
Swiss franc	Buy	Goldman Sachs	12/8/2011	6,142,000	8,030,364	7,000,921	(1,029,443)
Swiss franc	Buy	Pb Financial Services Inc	2/24/2012	2,140,000	2,390,527	2,443,713	53,186
Brazilian real	Sell	UBS AG	12/5/2011	19,050,000	11,849,226	11,008,379	840,847
British pound	Sell	Barclays Bank plc	1/6/2012	3,130,000	5,048,377	5,029,220	19,157
British pound	Sell	Credit Suisse	2/24/2012	10,420,000	16,361,484	16,733,808	(372,324)
euro	Sell	UBS AG	1/23/2012	3,960,000	5,415,577	5,476,508	(60,931)
Norwegian krone	Sell	Barclays Bank plc	1/23/2012	29,500,000	5,155,630	5,275,412	(119,782)
Philippine peso	Sell	UBS AG	2/7/2012	405,000,000	9,217,114	9,461,784	(244,670)
South African rand	Sell	Barclays Bank plc	12/15/2011	12,725,000	1,728,823	1,593,355	135,468

Net Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(357,061)

See Notes to Financial Statements.

Schedule of Investments

LARGE CAP VALUE FUND October 31, 2011

Investments	Shares	Fair Value (000)
COMMON STOCKS 98.57%

Aerospace & Defense 1.58%
Honeywell International, Inc.	4,800	$251
Raytheon Co.	1,410	62
United Technologies Corp.	3,830	299

Total		612

Automobiles 1.15%
Ford Motor Co.*	38,160	446

Beverages 0.97%
Coca-Cola Co. (The)	2,490	170
PepsiCo, Inc.	3,250	205

Total		375

Biotechnology 0.56%
Amgen, Inc.	2,980	170
Human Genome Sciences, Inc.*	4,650	48

Total		218

Capital Markets 3.91%
Bank of New York Mellon Corp. (The)	1,874	40
Goldman Sachs Group, Inc. (The)	7,810	856
Morgan Stanley	17,510	309
State Street Corp.	1,450	58
T. Rowe Price Group, Inc.	4,710	249

Total		1,512

Chemicals 3.19%
Agrium, Inc. (Canada)(a)	1,500	123
Dow Chemical Co. (The)	19,890	555
Monsanto Co.	4,450	324
Mosaic Co. (The)	1,640	96
Potash Corp. of Saskatchewan, Inc. (Canada)(a)	2,870	136

Total		1,234

Commercial Banks 6.95%
BB&T Corp.	2,500	$58
Comerica, Inc.	7,150	183
Fifth Third Bancorp	27,860	335
PNC Financial Services Group, Inc. (The)	9,130	490
Regions Financial Corp.	27,060	106
SunTrust Banks, Inc.	16,300	322
Wells Fargo & Co.	45,940	1,190

Total		2,684

Communications Equipment 0.15%
Cisco Systems, Inc.	3,210	59

Computers & Peripherals 1.44%
Dell, Inc.*	13,720	217
EMC Corp.*	9,940	244
Hewlett-Packard Co.	3,590	95

Total		556

Consumer Finance 1.54%
Capital One Financial Corp.	13,000	594

Containers & Packaging 0.20%
Owens-Illinois, Inc.*	3,770	76

Diversified Financial Services 4.64%
Bank of America Corp.	33,889	231
Citigroup, Inc.	11,889	376
JPMorgan Chase & Co.	34,090	1,185

Total		1,792

Diversified Telecommunication Services 4.53%
AT&T, Inc.	31,413	921
CenturyLink, Inc.	11,570	408
Verizon Communications, Inc.	11,440	423

Total		1,752

Electric: Utilities 2.27%
Duke Energy Corp.	12,000	245
NextEra Energy, Inc.	3,110	175

See Notes to Financial Statements.

Schedule of Investments (continued)

LARGE CAP VALUE FUND October 31, 2011

Investments	Shares	Fair Value (000)
Electric: Utilities (continued)
Progress Energy, Inc.	1,460	$76
Southern Co.	8,790	380

Total		876

Electronic Equipment, Instruments & Components 1.13%
Arrow Electronics, Inc.*	3,010	109
Avnet, Inc.*	5,090	154
Corning, Inc.	12,020	172

Total		435

Energy Equipment & Services 1.51%
Cameron International Corp.*	1,080	53
Halliburton Co.	4,650	174
Schlumberger Ltd.	4,849	356

Total		583

Food & Staples Retailing 1.25%
CVS Caremark Corp.	13,320	484

Food Products 0.58%
General Mills, Inc.	2,360	91
Kraft Foods, Inc. Class A	3,775	133

Total		224

Health Care Equipment & Supplies 0.83%
Baxter International, Inc.	5,820	320

Health Care Providers & Services 3.99%
AmerisourceBergen Corp.	4,870	199
CIGNA Corp.	1,750	77
McKesson Corp.	5,760	470
UnitedHealth Group, Inc.	13,770	661
WellPoint, Inc.	1,930	133

Total		1,540

Hotels, Restaurants & Leisure 2.05%
Carnival Corp.	9,630	339
Marriott International, Inc. Class A	9,869	311
Starwood Hotels & Resorts Worldwide, Inc.	2,800	$140

Total		790

Household Products 2.54%
Colgate-Palmolive Co.	4,370	395
Procter & Gamble Co. (The)	9,160	586

Total		981

Industrial Conglomerates 1.97%
General Electric Co.	45,530	761

Insurance 3.63%
Berkshire Hathaway, Inc. Class B*	2,420	188
Chubb Corp. (The)	2,800	188
Marsh & McLennan Cos., Inc.	4,490	137
MetLife, Inc.	7,210	254
Prudential Financial, Inc.	6,970	378
Travelers Cos., Inc. (The)	4,430	258

Total		1,403

Life Sciences Tools & Services 0.81%
Thermo Fisher Scientific, Inc.*	6,190	311

Machinery 2.28%
Caterpillar, Inc.	2,360	223
Eaton Corp.	8,514	382
Joy Global, Inc.	2,010	175
Parker Hannifin Corp.	1,230	100

Total		880

Media 6.99%
Comcast Corp. Class A	20,540	482
News Corp. Class A	23,820	417
Omnicom Group, Inc.	7,760	345
Time Warner Cable, Inc.	5,683	362
Time Warner, Inc.	11,920	417
Walt Disney Co. (The)	19,470	679

Total		2,702

See Notes to Financial Statements.

Schedule of Investments (continued)

LARGE CAP VALUE FUND October 31, 2011

Investments	Shares	Fair Value (000)
Metals & Mining 2.69%
Barrick Gold Corp. (Canada)(a)	4,420	$219
Cliffs Natural Resources, Inc.	4,970	339
Freeport-McMoRan Copper & Gold, Inc.	7,980	321
Nucor Corp.	510	19
United States Steel Corp.	5,550	141

Total		1,039

Multi-Line Retail 0.83%
J.C. Penney Co., Inc.	740	24
Kohl’s Corp.	800	42
Target Corp.	4,630	254

Total		320

Multi-Utilities 0.28%
PG&E Corp.	2,570	110

Oil, Gas & Consumable Fuels 14.21%
Anadarko Petroleum Corp.	5,060	397
Apache Corp.	3,810	380
Canadian Natural Resources Ltd. (Canada)(a)	580	20
Cenovus Energy, Inc. (Canada)(a)	1,640	56
Chevron Corp.	13,640	1,433
ConocoPhillips	4,570	318
Devon Energy Corp.	2,410	157
El Paso Corp.	16,150	404
EOG Resources, Inc.	680	61
Exxon Mobil Corp.	7,271	568
Hess Corp.	7,890	494
Occidental Petroleum Corp.	6,060	563
Range Resources Corp.	2,620	180
Southwestern Energy Co.*	3,530	148
Suncor Energy, Inc. (Canada)(a)	9,680	309

Total		5,488

Paper & Forest Products 0.37%
International Paper Co.	5,100	$141

Pharmaceuticals 7.21%
Bristol-Myers Squibb Co.	7,040	222
Eli Lilly & Co.	2,440	91
Johnson & Johnson	11,190	721
Merck & Co., Inc.	11,470	396
Pfizer, Inc.	59,030	1,137
Teva Pharmaceutical Industries Ltd. ADR	5,370	219

Total		2,786

Real Estate Investment Trusts 0.84%
Host Hotels & Resorts, Inc.	22,758	325

Road & Rail 2.67%
CSX Corp.	4,140	92
Hertz Global Holdings, Inc.*	52,320	607
Union Pacific Corp.	3,330	331

Total		1,030

Semiconductors & Semiconductor Equipment 1.98%
Intel Corp.	16,110	395
Micron Technology, Inc.*	15,840	89
Texas Instruments, Inc.	9,160	281

Total		765

Software 2.39%
Adobe Systems, Inc.*	9,500	279
Microsoft Corp.	16,440	438
Oracle Corp.	6,260	205

Total		922

Specialty Retail 0.65%
Home Depot, Inc. (The)	7,060	253

See Notes to Financial Statements.

Schedule of Investments (concluded)

LARGE CAP VALUE FUND October 31, 2011

Investments	Shares	Fair Value (000)
Tobacco 1.81%
Altria Group, Inc.	11,450	$315
Philip Morris International, Inc.	5,520	386

Total		701

Total Common Stocks (cost $34,262,030)		38,080

	Principal Amount (000)
SHORT-TERM INVESTMENT 1.92%

Repurchase Agreement
Repurchase Agreement dated 10/31/2011, 0.01% due 11/1/2011 with Fixed Income Clearing Corp. collateralized by $760,000 of Federal Home Loan Bank at 0.20% due 8/16/2012; value: $760,000; proceeds: $743,812 (cost $743,812)	$744	744

Total Investments in Securities 100.49% (cost $35,005,842)		38,824

Liabilities in Excess of Other Assets (0.49)%		(191)

Net Assets 100.00%		$38,633

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.

Schedule of Investments

VALUE OPPORTUNITIES FUND October 31, 2011

Investments	Shares	Fair Value (000)
COMMON STOCKS 95.90%

Aerospace & Defense 0.82%
Hexcel Corp.*	633,936	$15,665

Air Freight & Logistics 1.11%
Atlas Air Worldwide Holdings, Inc.*	552,101	21,267

Auto Components 1.08%
Gentex Corp.	688,454	20,736

Beverages 1.96%
Beam, Inc.	760,183	37,576

Building Products 1.84%
Crane Co.	548,600	24,199
Fortune Brands Home & Security, Inc.*	760,900	11,056

Total		35,255

Capital Markets 1.94%
Lazard Ltd. Class A	758,300	20,732
LPL Investment Holdings, Inc.*	567,952	16,476

Total		37,208

Chemicals 4.36%
Albemarle Corp.	464,220	24,738
Celanese Corp. Series A	538,800	23,465
Chemtura Corp.*	850,200	10,322
Eastman Chemical Co.	636,400	25,004

Total		83,529

Commercial Banks 7.67%
BOK Financial Corp.	489,900	25,583
Comerica, Inc.	1,129,676	28,863
Commerce Bancshares, Inc.	566,363	21,975
Cullen/Frost Bankers, Inc.	215,869	10,586
East West Bancorp, Inc.	840,314	16,361
Hancock Holding Co.	690,700	$20,928
Signature Bank*	406,511	22,663

Total		146,959

Commercial Services & Supplies 2.47%
Tetra Tech, Inc.*	790,300	17,252
Waste Connections, Inc.	885,900	30,165

Total		47,417

Construction & Engineering 2.76%
Chicago Bridge & Iron Co. NV (Netherlands)(a)	801,900	29,334
Jacobs Engineering Group, Inc.*	605,800	23,505

Total		52,839

Containers & Packaging 1.74%
Temple-Inland, Inc.	1,047,900	33,334

Electric: Utilities 3.31%
Cleco Corp.	406,100	14,973
ITC Holdings Corp.	273,100	19,849
NV Energy, Inc.	1,779,100	28,537

Total		63,359

Electrical Equipment 0.71%
EnerSys*	603,921	13,606

Electronic Equipment, Instruments & Components 2.01%
Amphenol Corp. Class A	343,500	16,313
ScanSource, Inc.*	637,800	22,170

Total		38,483

Energy Equipment & Services 5.52%
GulfMark Offshore, Inc. Class A*	423,400	17,609
Helix Energy Solutions Group, Inc.*	862,100	15,570
Key Energy Services, Inc.*	1,858,800	24,034
Rowan Cos., Inc.*	696,900	24,036

See Notes to Financial Statements.

Schedule of Investments (continued)

VALUE OPPORTUNITIES FUND October 31, 2011

Investments	Shares	Fair Value (000)
Energy Equipment & Services (continued)
Superior Energy Services, Inc.*	869,800	$24,459

Total		105,708

Food Products 1.88%
Bunge Ltd.	380,800	23,522
Ralcorp Holdings, Inc.*	153,700	12,425

Total		35,947

Health Care Equipment & Supplies 2.04%
CareFusion Corp.*	904,200	23,147
Kinetic Concepts, Inc.*	232,869	15,926

Total		39,073

Health Care Providers & Services 3.65%
Coventry Health Care, Inc.*	1,047,300	33,315
DaVita, Inc.*	272,700	19,089
McKesson Corp.	214,800	17,517

Total		69,921

Hotels, Restaurants & Leisure 1.90%
Darden Restaurants, Inc.	573,900	27,478
Hyatt Hotels Corp. Class A*	239,900	8,922

Total		36,400

Household Durables 0.62%
Mohawk Industries, Inc.*	226,600	11,930

Information Technology Services 8.21%
Alliance Data Systems Corp.*	353,600	36,223
Amdocs Ltd. (Guernsey)*(a)	1,014,998	30,470
Fiserv, Inc.*	373,159	21,968
FleetCor Technologies, Inc.*	430,167	12,028
Global Payments, Inc.	625,722	28,733
Sapient Corp.	2,249,627	$27,805

Total		157,227

Insurance 3.97%
Alterra Capital Holdings Ltd.	1,429,600	30,994
Arch Capital Group Ltd.*	824,006	29,639
HCC Insurance Holdings, Inc.	177,240	4,716
PartnerRe Ltd.	173,400	10,789

Total		76,138

Life Sciences Tools & Services 1.41%
Charles River Laboratories International, Inc.*	311,600	10,058
PerkinElmer, Inc.	822,100	16,993

Total		27,051

Machinery 2.41%
SPX Corp.	340,400	18,589
Timken Co. (The)	198,300	8,353
Trinity Industries, Inc.	704,360	19,208

Total		46,150

Marine 0.77%
Kirby Corp.*	239,038	14,710

Media 2.87%
Interpublic Group of Cos., Inc. (The)	3,276,300	31,059
John Wiley & Sons, Inc. Class A	502,400	23,894

Total		54,953

Metals & Mining 4.82%
Allegheny Technologies, Inc.	344,000	15,962
Carpenter Technology Corp.	512,376	29,062
IAMGOLD Corp. (Canada)(a)	1,020,200	21,934

See Notes to Financial Statements.

Schedule of Investments (continued)

VALUE OPPORTUNITIES FUND October 31, 2011

Investments	Shares	Fair Value (000)
Metals & Mining (continued)
Reliance Steel & Aluminum Co.	573,200	$25,330

Total		92,288

Multi-Utilities 2.18%
CMS Energy Corp.	974,600	20,291
Wisconsin Energy Corp.	660,699	21,427

Total		41,718

Oil, Gas & Consumable Fuels 3.13%
EQT Corp.	438,200	27,826
Range Resources Corp.	467,000	32,148

Total		59,974

Paper & Forest Products 0.86%
Schweitzer-Mauduit International, Inc.	234,200	16,469

Pharmaceuticals 2.61%
Warner Chilcott plc Class A (Ireland)*(a)	929,000	16,833
Watson Pharmaceuticals, Inc.*	494,000	33,177

Total		50,010

Real Estate Investment Trusts 1.19%
American Campus Communities, Inc.	386,401	15,043
Host Hotels & Resorts, Inc.	541,299	7,724

Total		22,767

Road & Rail 3.54%
Genesee & Wyoming, Inc. Class A*	270,500	16,016
Heartland Express, Inc.	982,329	13,173
Kansas City Southern*	357,600	22,590
Werner Enterprises, Inc.	679,600	16,106

Total		67,885

Semiconductors & Semiconductor Equipment 2.84%
Cypress Semiconductor Corp.*	982,600	$18,778
Lam Research Corp.*	229,900	9,883
Silicon Laboratories, Inc.*	604,700	25,851

Total		54,512

Software 1.83%
Nuance Communications, Inc.*	1,323,585	35,048

Specialty Retail 0.86%
Men’s Wearhouse, Inc. (The)	531,639	16,417

Textiles, Apparel & Luxury Goods 2.22%
Maidenform Brands, Inc.*	410,700	10,095
PVH Corp.	435,700	32,420

Total		42,515

Trading Companies & Distributors 0.79%
TAL International Group, Inc.	547,996	15,251

Total Common Stocks (cost $1,686,035,780)		1,837,295

See Notes to Financial Statements.

Schedule of Investments (concluded)

VALUE OPPORTUNITIES FUND October 31, 2011

Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 4.24%

Repurchase Agreement
Repurchase Agreement dated 10/31/2011, 0.01% due 11/1/2011 with Fixed Income Clearing Corp. collateralized by $82,775,000 of Federal Home Loan Bank at 0.20% due 8/16/2012; value: $82,775,000 proceeds: $81,147,779 (cost $81,147,757)	$81,148	$81,148

Total Investments in Securities 100.14% (cost $1,767,183,537)		1,918,443

Liabilities in Excess of Cash and Other Assets (0.14)%		(2,660)

Net Assets 100.00%		$1,915,783

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.

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Statements of Assets and Liabilities

October 31, 2011

	Alpha Strategy Fund	Fundamental Equity Fund	Growth Leaders Fund
ASSETS:
Investments in securities, at cost	$815,097,708	$4,098,959,998	$14,797,040
Investments in securities, at fair value	$880,796,305	$4,400,808,454	$15,635,707
Cash	–	–	–
Foreign cash, at value (cost $0, $0, $0, $7,217,023, $222,413, $3,533,259, $0 and $0, respectively)	–	–	–
Receivables:
Interest and dividends	–	2,607,719	5,612
Investment securities sold	–	122,438,969	2,949,719
Capital shares sold	3,982,976	37,982,110	328,494
From affiliates (See Note 3)	217,377	–	–
From advisor (See Note 3)	–	–	5,228
Unrealized appreciation on forward foreign currency exchange contracts	–	–	–
Prepaid expenses and other assets	52,469	203,385	21,913
Total assets	885,049,127	4,564,040,637	18,946,673
LIABILITIES:
Payables:
To bank	402	1,106	185,157
Investment securities purchased	–	117,838,488	2,648,779
Capital shares reacquired	2,036,544	8,464,241	–
Management fee	–	1,840,929	7,051
12b-1 distribution fees	389,358	2,005,334	3,150
Fund administration	–	140,819	513
Trustees’ fees	58,035	487,999	–
To affiliates (See Note 3)	–	13,767	–
Unrealized depreciation on forward foreign currency exchange contracts	–	–	–
Accrued expenses and other liabilities	341,160	1,244,929	80,381
Total liabilities	2,825,499	132,037,612	2,925,031
NET ASSETS	$882,223,628	$4,432,003,025	$16,021,642
COMPOSITION OF NET ASSETS:
Paid-in capital	$823,554,808	$4,039,558,777	$16,259,882
Undistributed (distributions in excess of) net investment income	(58,035)	240,045	4,051
Accumulated net realized gain (loss) on investments and foreign currency related transactions	(6,971,742)	90,355,747	(1,080,958)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	65,698,597	301,848,456	838,667
Net Assets	$882,223,628	$4,432,003,025	$16,021,642

See Notes to Financial Statements.

International Core Equity Fund	International Dividend Income Fund	International Opportunities Fund	Large Cap Value Fund	Value Opportunities Fund

$819,042,132	$884,192,556	$325,223,176	$35,005,842	$1,767,183,537
$847,682,829	$887,256,919	$322,901,373	$38,824,013	$1,918,443,166
–	2,429,972	1,749,946	–	623,790
7,216,561	223,845	3,439,414	–	–

2,999,811	2,571,628	963,021	47,649	508,633
13,280,630	14,088,845	3,417,647	39,642	18,809,994
1,050,360	7,296,703	93,196	36,549	10,045,889
–	–	–	–	–
248,541	325,919	–	–	–
2,091,497	2,197,409	2,242,574	–	–
69,221	75,950	34,636	29,443	134,929
874,639,450	916,467,190	334,841,807	38,977,296	1,948,566,401

301,830	–	–	4	–
14,998,063	23,102,429	2,036,913	49,847	24,285,129
2,356,498	386,342	84,318	194,745	5,874,440
531,428	530,615	201,615	12,654	1,107,378
235,121	111,559	61,429	14,649	787,951
28,343	28,299	10,753	1,265	60,852
115,888	7,006	47,127	7,558	26,882
27,982	69,194	54,928	–	34,769
2,084,941	3,558,372	2,599,635	–	–
408,641	253,140	163,732	63,706	605,575
21,088,735	28,046,956	5,260,450	344,428	32,782,976
$853,550,715	$888,420,234	$329,581,357	$38,632,868	$1,915,783,425

$1,155,101,605	$926,938,530	$400,514,572	$51,363,025	$1,759,207,411
12,933,976	1,821,542	2,333,006	225,724	296,695
(343,230,494)	(42,031,045)	(70,508,635)	(16,774,052)	5,019,690
28,745,628	1,691,207	(2,757,586)	3,818,171	151,259,629
$853,550,715	$888,420,234	$329,581,357	$38,632,868	$1,915,783,425

See Notes to Financial Statements.

Statements of Assets and Liabilities (concluded)

October 31, 2011

	Alpha Strategy Fund	Fundamental Equity Fund	Growth Leaders Fund

Net assets by class:
Class A Shares	$432,697,881	$2,379,452,966	$7,882,284
Class B Shares	$26,876,999	$114,980,212	–
Class C Shares	$223,295,191	$817,590,359	$174,895
Class F Shares	$142,150,428	$642,635,649	$5,992,749
Class I Shares	$26,906,129	$245,329,015	$1,952,323
Class P Shares	–	$31,223,472	–
Class R2 Shares	$3,372,548	$19,996,527	$9,694
Class R3 Shares	$26,924,452	$180,794,825	$9,697
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	19,041,813	190,174,428	543,507
Class B Shares	1,258,499	9,667,195	–
Class C Shares	10,527,828	69,016,394	12,086
Class F Shares	6,250,866	51,524,636	413,017
Class I Shares	1,174,037	19,492,400	134,514
Class P Shares	–	2,525,550	–
Class R2 Shares	150,088	1,621,559	669
Class R3 Shares	1,196,633	14,578,935	669
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares–Net asset value	$22.72	$12.51	$14.50
Class A Shares–Maximum offering price (Net asset value plus sales charge of 5.75%)	$24.11	$13.27	$15.38
Class B Shares–Net asset value	$21.36	$11.89	–
Class C Shares–Net asset value	$21.21	$11.85	$14.47
Class F Shares–Net asset value	$22.74	$12.47	$14.51
Class I Shares–Net asset value	$22.92	$12.59	$14.51
Class P Shares–Net asset value	–	$12.36	–
Class R2 Shares–Net asset value	$22.47	$12.33	$14.49
Class R3 Shares–Net asset value	$22.50	$12.40	$14.49

See Notes to Financial Statements.

International Core Equity Fund	International Dividend Income Fund	International Opportunities Fund	Large Cap Value Fund	Value Opportunities Fund

$439,937,833	$278,974,707	$83,728,841	$25,989,136	$883,443,509
$27,896,278	–	$9,439,069	$1,728,371	$15,700,225
$68,316,259	$22,328,536	$15,603,429	$5,660,685	$263,797,646
$80,746,952	$26,891,592	$933,765	$851,115	$385,086,469
$222,807,650	$559,878,502	$213,864,659	$4,168,578	$291,055,683
$469,970	–	$819,963	$12,599	$3,392,458
$651,164	$16,308	$94,852	$9,789	$8,803,799
$12,724,609	$330,589	$5,096,779	$212,595	$64,503,636

39,092,569	35,381,931	6,979,548	2,763,098	58,288,924
2,521,451	–	830,950	187,443	1,073,468
6,163,082	2,847,382	1,381,538	613,612	18,038,052
7,206,549	3,407,146	78,233	90,849	25,330,067
19,649,649	70,812,477	17,392,011	440,419	18,977,525
42,072	–	67,372	1,335	224,795
57,950	2,031	7,969	1,034	586,546
1,145,008	41,618	430,463	22,691	4,292,341

$11.25	$7.88	$12.00	$9.41	$15.16
$11.94	$8.36	$12.73	$9.98	$16.08
$11.06	–	$11.36	$9.22	$14.63
$11.08	$7.84	$11.29	$9.23	$14.62
$11.20	$7.89	$11.94	$9.37	$15.20
$11.34	$7.91	$12.30	$9.47	$15.34
$11.17	–	$12.17	$9.44	$15.09
$11.24	$8.03	$11.90	$9.47	$15.01
$11.11	$7.94	$11.84	$9.37	$15.03

See Notes to Financial Statements.

Statements of Operations

For the Year Ended October 31, 2011

	Alpha Strategy Fund	Fundamental Equity Fund	Growth Leaders Fund*
Investment income:
Dividends (net of foreign withholding taxes of $0, $244,132, $96, $2,489,138, $3,031,732, $667,220, $2,119 and $57,259, respectively)	$1,733,373	$50,925,152	$24,906
Interest and other	20,778	17,878	471
Total investment income	1,754,151	50,943,030	25,377
Expenses:
Management fee	950,627	21,392,514	21,824
12b-1 distribution plan-Class A	1,296,316	7,796,060	8,114
12b-1 distribution plan-Class B	326,758	1,427,032	–
12b-1 distribution plan-Class C	2,366,027	7,738,703	230
12b-1 distribution plan-Class F	158,089	547,746	1,167
12b-1 distribution plan-Class P	–	146,159	–
12b-1 distribution plan-Class R2	22,500	82,688	20
12b-1 distribution plan-Class R3	134,758	618,266	17
Shareholder servicing	1,727,893	5,737,748	29,520
Professional	35,997	70,032	42,389
Reports to shareholders	145,847	543,049	2,075
Fund administration	–	1,635,401	1,587
Custody	15,844	68,859	12,640
Trustees’ fees	16,697	62,483	16
Registration	125,000	374,397	1,894
Subsidy (See Note 3)	–	194,015	–
Offering costs	–	–	9,742
Other	21,877	102,185	1,947
Gross expenses	7,344,230	48,537,337	133,182
Expense reductions (See Note 7)	(1,042)	(4,463)	(3)
Management fee waived and expenses reimbursed (See Note 3)	(950,627)	–	(103,792)
Expenses assumed by Underlying Funds (See Note 3)	(2,088,113)	–	–
Net expenses	4,304,448	48,532,874	29,387
Net investment income (loss)	(2,550,297)	2,410,156	(4,010)
Net realized and unrealized gain (loss):
Capital gains received from Underlying Funds	405,375	–	–
Net realized gain (loss) on investments (net of foreign capital gains tax) and foreign currency related transactions	16,326,792	225,744,959	(1,080,958)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	8,433,503	(136,463,491)	838,667
Net realized and unrealized gain (loss)	25,165,670	89,281,468	(242,291)
Increase (Decrease) in Net Assets Resulting From Operations	$22,615,373	$91,691,624	$(246,301)

*	For the period June 24, 2011 (commencement of operations) to October 31, 2011.

See Notes to Financial Statements.

International Core Equity Fund	International Dividend Income Fund	International Opportunities Fund	Large Cap Value Fund	Value Opportunities Fund

$27,927,137	$35,363,889	$8,884,807	$900,560	$17,447,491
5,100	10,987	22,773	173	9,792
27,932,237	35,374,876	8,907,580	900,733	17,457,283

7,512,807	4,455,200	2,901,597	195,568	12,495,464
1,802,215	745,868	333,741	103,603	2,866,142
347,666	–	122,860	22,962	189,196
802,899	172,751	178,448	59,028	2,315,304
56,327	20,495	1,181	929	334,456
4,676	–	4,027	61	17,924
3,928	17	606	–	34,233
61,959	935	19,245	850	215,807
1,773,336	438,833	413,326	71,900	2,386,571
62,843	55,420	59,372	46,232	58,060
130,963	67,018	27,182	6,988	258,384
401,748	237,611	154,752	19,557	685,696
411,802	450,818	219,841	3,447	40,251
18,863	6,928	7,050	943	23,386
35,779	160,449	57,863	66,227	270,139
334,125	566,517	555,970	–	316,462
–	–	–	–	–
41,178	23,750	23,521	5,139	41,717
13,803,114	7,402,610	5,080,582	603,434	22,549,192
(913)	(305)	(145)	(54)	(1,575)
(2,988,877)	(1,888,234)	–	–	–
–	–	–	–	–
10,813,324	5,514,071	5,080,437	603,380	22,547,617
17,118,913	29,860,805	3,827,143	297,353	(5,090,334)

–	–	–	–	–
48,354,554	(8,159,195)	44,777,133	2,040,802	6,361,369
(121,294,924)	(51,744,570)	(72,731,225)	(2,900,826)	(3,667,311)
(72,940,370)	(59,903,765)	(27,954,092)	(860,024)	2,694,058
$(55,821,457)	$(30,042,960)	$(24,126,949)	$(562,671)	$(2,396,276)

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Alpha Strategy Fund
INCREASE IN NET ASSETS	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations:
Net investment income (loss)	$(2,550,297)	$(2,314,929)
Capital gains distributions received from Underlying Funds	405,375	–
Net realized gain (loss) on investments and foreign currency related transactions	16,326,792	(251,202)
Net change in unrealized appreciation/depreciation on investments	8,433,503	159,498,677
Net increase (decrease) in net assets resulting from operations	22,615,373	156,932,546
Distributions to shareholders from:
Net investment income
Class A	–	(408,592)
Class F	–	(136,954)
Class I	–	(71,517)
Class P	–	–
Class R2	–	–
Class R3	–	(5,165)
Total distributions to shareholders	–	(622,228)
Capital share transactions (Net of share conversions) (See Note 12):
Net proceeds from sales of shares	339,786,770	343,236,618
Reinvestment of distributions	–	487,570
Cost of shares reacquired	(298,546,378)	(210,541,095)
Net increase in net assets resulting from capital share transactions	41,240,392	133,183,093
Net increase in net assets	63,855,765	289,493,411
NET ASSETS:
Beginning of year	$818,367,863	$528,874,452
End of year	$882,223,628	$818,367,863
Undistributed (distributions in excess of) net investment income	$(58,035)	$(59,461)

*	For the period June 24, 2011 (commencement of operations) to October 31, 2011.

See Notes to Financial Statements.

Fundamental Equity Fund		Growth Leaders Fund
For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Period June 24, 2011 to October 31, 2011*

$2,410,156	$7,390,972	$(4,010)
–	–	–
225,744,959	196,139,160	(1,080,958)
(136,463,491)	284,005,592	838,667
91,691,624	487,535,724	(246,301)

(5,446,274)	(659,576)	–
(1,986,437)	(236,490)	–
(1,037,377)	(446,175)	–
(61,422)	–	–
(15,396)	(12)	–
(184,856)	(1,459)	–
(8,731,762)	(1,343,712)	–

2,373,450,067	884,739,296	21,794,501
7,768,549	1,167,205	–
(1,182,901,281)	(755,666,554)	(5,526,558)
1,198,317,335	130,239,947	16,267,943
1,281,277,197	616,431,959	16,021,642

$3,150,725,828	$2,534,293,869	–
$4,432,003,025	$3,150,725,828	$16,021,642
$240,045	$5,878,474	$4,051

See Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	International Core Equity Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations:
Net investment income	$17,118,913	$9,234,734
Net realized gain (loss) on investments and foreign currency related transactions	48,354,554	25,921,529
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(121,294,924)	51,292,057
Net increase (decrease) in net assets resulting from operations	(55,821,457)	86,448,320
Distributions to shareholders from:
Net investment income
Class A	(5,752,133)	(3,954,685)
Class B	(156,229)	(64,050)
Class C	(373,209)	(142,638)
Class F	(520,403)	(87,154)
Class I	(4,388,679)	(1,664,331)
Class P	(18,601)	(9,814)
Class R2	(6,379)	(32)
Class R3	(124,689)	(10,925)
Total distributions to shareholders	(11,340,322)	(5,933,629)
Capital share transactions (Net of share conversions) (See Note 12):
Net proceeds from sales of shares	228,058,700	253,678,647
Reinvestment of distributions	10,835,934	5,700,211
Cost of shares reacquired	(302,597,602)	(259,113,735)
Net increase (decrease) in net assets resulting from capital share transactions	(63,702,968)	265,123
Net increase (decrease) in net assets	(130,864,747)	80,779,814
NET ASSETS:
Beginning of year	$984,415,462	$903,635,648
End of year	$853,550,715	$984,415,462
Undistributed (distributions in excess of) net investment income	$12,933,976	$8,681,298

See Notes to Financial Statements.

International Dividend Income Fund		International Opportunities Fund
For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010

$29,860,805	$16,110,396	$3,827,143	$2,251,909

(8,159,195)	4,874,405	44,777,133	31,951,682

(51,744,570)	15,897,636	(72,731,225)	29,946,669
(30,042,960)	36,882,437	(24,126,949)	64,150,260

(10,420,529)	(4,561,154)	(390,888)	(737,916)
–	–	–	(42,887)
(723,292)	(338,384)	–	(71,685)
(1,074,651)	(418,562)	(8,779)	(3,766)
(17,419,521)	(10,893,012)	(1,691,088)	(1,728,359)
–	–	(2,941)	(5,290)
(434)	(340)	(139)	(941)
(9,576)	(3,176)	(14,604)	(5,737)
(29,648,003)	(16,214,628)	(2,108,439)	(2,596,581)

564,714,201	182,412,817	73,495,448	67,712,764
27,261,523	15,448,105	2,089,619	2,553,126
(98,249,560)	(48,932,061)	(89,288,286)	(55,543,408)

493,726,164	148,928,861	(13,703,219)	14,722,482
434,035,201	169,596,670	(39,938,607)	76,276,161

$454,385,033	$284,788,363	$369,519,964	$293,243,803
$888,420,234	$454,385,033	$329,581,357	$369,519,964
$1,821,542	$(78,262)	$2,333,006	$(72,719)

See Notes to Financial Statements.

Statements of Changes in Net Assets (concluded)

	Large Cap Value Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations:
Net investment income (loss)	$297,353	$174,904
Net realized gain on investments and foreign currency related transactions	2,040,802	3,255,118
Net change in unrealized appreciation/depreciation on investments	(2,900,826)	1,278,332
Net increase (decrease) in net assets resulting from operations	(562,671)	4,708,354
Distributions to shareholders from:
Net investment income
Class A	(121,423)	(182,090)
Class B	–	(1,019)
Class C	–	(6,371)
Class F	(5,082)	(1,969)
Class I	(76,654)	(110,549)
Class P	(46)	(65)
Class R2	(35)	–
Class R3	(630)	–
Net realized gain
Class A	–	–
Class B	–	–
Class C	–	–
Class F	–	–
Class I	–	–
Class P	–	–
Class R2	–	–
Class R3	–	–
Total distributions to shareholders	(203,870)	(302,063)
Capital share transactions (Net of share conversions) (See Note 12):
Net proceeds from sales of shares	14,411,823	12,636,156
Reinvestment of distributions	177,879	264,761
Cost of shares reacquired	(20,969,565)	(18,605,150)
Net increase (decrease) in net assets resulting from capital share transactions	(6,379,863)	(5,704,233)
Net increase (decrease) in net assets	(7,146,404)	(1,297,942)
NET ASSETS:
Beginning of year	$45,779,272	$47,077,214
End of year	$38,632,868	$45,779,272
Undistributed net investment income	$225,724	$132,280

See Notes to Financial Statements.

Value Opportunities Fund
For the Year Ended October 31, 2011	For the Year Ended October 31, 2010

$(5,090,334)	$(1,722,693)
6,361,369	61,081,094
(3,667,311)	110,216,696
(2,396,276)	169,575,097

–	–
–	–
–	–
–	–
–	–
–	–
–	–
–	–

(3,052,445)	–
(100,233)	–
(811,906)	–
(958,671)	–
(955,523)	–
(22,412)	–
(14,042)	–
(112,302)	–
(6,027,534)	–

1,396,347,849	702,432,233
5,241,207	–
(612,346,535)	(268,099,393)

789,242,521	434,332,840
780,818,711	603,907,937

$1,134,964,714	$531,056,777
$1,915,783,425	$1,134,964,714
$296,695	$95,800

See Notes to Financial Statements.

Financial Highlights

ALPHA STRATEGY FUND

	Class A Shares
	Year Ended 10/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$21.93	$17.24	$15.58	$29.08	$23.68

Investment operations:

Net investment income (loss)(a)	(.02)	(.03)	.01	(.02)	(.04)

Net realized and unrealized gain (loss)	.81	4.74	2.81	(11.23)	6.44

Total from investment operations	.79	4.71	2.82	(11.25)	6.40

Distributions to shareholders from:

Net investment income	–	(.02)	(.03)	(.76)	(.74)

Net realized gain	–	–	(1.13)	(1.49)	(.26)

Total distributions	–	(.02)	(1.16)	(2.25)	(1.00)

Net asset value, end of year	$22.72	$21.93	$17.24	$15.58	$29.08

Total Return(b)	3.60%	27.36%	20.57%	(41.64)%	28.00%

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and management fee waived	.28%	.35%	.35%	.35%	.35%

Expenses, including expense reductions, expenses assumed and management fee waived	.28%	.35%	.35%	.35%	.35%

Expenses, excluding expense reductions, expenses assumed and management fee waived	.60%	.70%	.87%	.76%	.79%

Net investment income (loss)	(.10)%	(.16)%	.09%	(.09)%	(.17)%

Supplemental Data:
Net assets, end of year (000)	$432,698	$404,804	$296,989	$257,398	$332,175

Portfolio turnover rate	6.78%	1.16%	7.18%	7.64%	39.09%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

ALPHA STRATEGY FUND

	Class B Shares
	Year Ended 10/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$20.76	$16.41	$14.94	$27.98	$22.79

Investment operations:

Net investment loss(a)	(.18)	(.15)	(.08)	(.15)	(.20)

Net realized and unrealized gain (loss)	.78	4.50	2.68	(10.81)	6.21

Total from investment operations	.60	4.35	2.60	(10.96)	6.01

Distributions to shareholders from:

Net investment income	–	–	–	(.59)	(.56)

Net realized gain	–	–	(1.13)	(1.49)	(.26)

Total distributions	–	–	(1.13)	(2.08)	(.82)

Net asset value, end of year	$21.36	$20.76	$16.41	$14.94	$27.98

Total Return(b)	2.89%	26.51%	19.86%	(42.04)%	27.17%

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and management fee waived	1.00%	1.00%	1.00%	1.00%	1.00%

Expenses, including expense reductions, expenses assumed and management fee waived	1.00%	1.00%	1.00%	1.00%	1.00%

Expenses, excluding expense reductions, expenses assumed and management fee waived	1.32%	1.35%	1.52%	1.42%	1.44%

Net investment loss	(.79)%	(.79)%	(.55)%	(.70)%	(.79)%

Supplemental Data:
Net assets, end of year (000)	$26,877	$33,394	$31,294	$31,193	$58,045

Portfolio turnover rate	6.78%	1.16%	7.18%	7.64%	39.09%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

ALPHA STRATEGY FUND

	Class C Shares
	Year Ended 10/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$20.61	$16.29	$14.85	$27.87	$22.79

Investment operations:

Net investment loss(a)	(.18)	(.15)	(.08)	(.16)	(.21)

Net realized and unrealized gain (loss)	.78	4.47	2.65	(10.73)	6.21

Total from investment operations	.60	4.32	2.57	(10.89)	6.00

Distributions to shareholders from:

Net investment income	–	–	–	(.64)	(.66)

Net realized gain	–	–	(1.13)	(1.49)	(.26)

Total distributions	–	–	(1.13)	(2.13)	(.92)

Net asset value, end of year	$21.21	$20.61	$16.29	$14.85	$27.87

Total Return(b)	2.91%	26.52%	19.78%	(42.02)%	27.20%

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and management fee waived	.99%	1.00%	1.00%	1.00%	1.00%

Expenses, including expense reductions, expenses assumed and management fee waived	.99%	1.00%	1.00%	1.00%	1.00%

Expenses, excluding expense reductions, expenses assumed and management fee waived	1.31%	1.35%	1.52%	1.41%	1.44%

Net investment loss	(.80)%	(.81)%	(.59)%	(.74)%	(.83)%

Supplemental Data:
Net assets, end of year (000)	$223,295	$208,051	$150,633	$122,504	$145,528

Portfolio turnover rate	6.78%	1.16%	7.18%	7.64%	39.09%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

ALPHA STRATEGY FUND

	Class F Shares
	Year Ended 10/31				9/28/2007(a) to
	2011	2010	2009	2008	10/31/2007
Per Share Operating Performance
Net asset value, beginning of period	$21.91	$17.22	$15.58	$29.09	$27.77

Investment operations:

Net investment income (loss)(b)	.02	– (c)	.01	(.02)	–	(c)

Net realized and unrealized gain (loss)	.81	4.76	2.85	(11.17)	1.32

Total from investment operations	.83	4.76	2.86	(11.19)	1.32

Distributions to shareholders from:

Net investment income	–	(.07)	(.09)	(.83)	–

Net realized gain	–	–	(1.13)	(1.49)	–

Total distributions	–	(.07)	(1.22)	(2.32)	–

Net asset value, end of period	$22.74	$21.91	$17.22	$15.58	$29.09

Total Return(d)	3.79%	27.67%	20.95%	(41.50)%	4.75	%(e)

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and management fee waived	.10%	.10%	.10%	.10%	.01	%(e)

Expenses, including expense reductions, expenses assumed and management fee waived	.10%	.10%	.10%	.10%	.01	%(e)

Expenses, excluding expense reductions, expenses assumed and management fee waived	.42%	.44%	.60%	.55%	.07	%(e)

Net investment income (loss)	.08%	(.01)%	.05%	(.11)%	(.01	)%(e)

Supplemental Data:
Net assets, end of period (000)	$142,150	$120,316	$29,762	$6,845	$11

Portfolio turnover rate	6.78%	1.16%	7.18%	7.64%	39.09%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Commencement of operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

ALPHA STRATEGY FUND

	Class I Shares
	Year Ended 10/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$22.06	$17.33	$15.67	$29.23	$23.77

Investment operations:

Net investment income(a)	.05	.04	.06	.01	.05

Net realized and unrealized gain (loss)	.81	4.77	2.83	(11.24)	6.47

Total from investment operations	.86	4.81	2.89	(11.23)	6.52

Distributions to shareholders from:

Net investment income	–	(.08)	(.10)	(.84)	(.80)

Net realized gain	–	–	(1.13)	(1.49)	(.26)

Total distributions	–	(.08)	(1.23)	(2.33)	(1.06)

Net asset value, end of year	$22.92	$22.06	$17.33	$15.67	$29.23

Total Return(b)	3.90%	27.80%	21.06%	(41.45)%	28.48%

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and management fee waived	.00%	.00%	.00%	.00%	.00%

Expenses, including expense reductions, expenses assumed and management fee waived	.00%	.00%	.00%	.00%	.00%

Expenses, excluding expense reductions, expenses assumed and management fee waived	.32%	.35%	.52%	.41%	.44%

Net investment income	.20%	.18%	.39%	.06%	.19%

Supplemental Data:
Net assets, end of year (000)	$26,906	$25,426	$11,785	$8,293	$1,819

Portfolio turnover rate	6.78%	1.16%	7.18%	7.64%	39.09%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

ALPHA STRATEGY FUND

	Class R2 Shares
	Year Ended 10/31				9/28/2007(a) to
	2011	2010	2009	2008	10/31/2007
Per Share Operating Performance
Net asset value, beginning of period	$21.76	$17.13	$15.51	$29.08	$27.77

Investment operations:

Net investment loss(b)	(.09)	(.09)	(.05)	(.12)	(.01)

Net realized and unrealized gain (loss)	.80	4.72	2.83	(11.16)	1.32

Total from investment operations	.71	4.63	2.78	(11.28)	1.31

Distributions to shareholders from:

Net investment income	–	–	(.03)	(.80)	–

Net realized gain	–	–	(1.13)	(1.49)	–

Total distributions	–	–	(1.16)	(2.29)	–

Net asset value, end of period	$22.47	$21.76	$17.13	$15.51	$29.08

Total Return(c)	3.26%	27.03%	20.37%	(41.82)%	4.72	%(d)

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and management fee waived	.60%	.60%	.60%	.60%	.05	%(d)

Expenses, including expense reductions, expenses assumed and management fee waived	.60%	.60%	.60%	.59%	.05	%(d)

Expenses, excluding expense reductions, expenses assumed and management fee waived	.92%	.94%	1.11%	1.02%	.11	%(d)

Net investment loss	(.39)%	(.44)%	(.32)%	(.59)%	(.05	)%(d)

Supplemental Data:
Net assets, end of period (000)	$3,373	$3,437	$1,433	$564	$10

Portfolio turnover rate	6.78%	1.16%	7.18%	7.64%	39.09%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Commencement of operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (concluded)

ALPHA STRATEGY FUND

	Class R3 Shares
	Year Ended 10/31				9/28/2007(a) to
	2011	2010	2009	2008	10/31/2007
Per Share Operating Performance
Net asset value, beginning of period	$21.76	$17.12	$15.53	$29.08	$27.77

Investment operations:

Net investment loss(b)	(.07)	(.08)	(.02)	(.10)	(.01)

Net realized and unrealized gain (loss)	.81	4.73	2.79	(11.15)	1.32

Total from investment operations	.74	4.65	2.77	(11.25)	1.31

Distributions to shareholders from:

Net investment income	–	(.01)	(.05)	(.81)	–

Net realized gain	–	–	(1.13)	(1.49)	–

Total distributions	–	(.01)	(1.18)	(2.30)	–

Net asset value, end of period	$22.50	$21.76	$17.12	$15.53	$29.08

Total Return(c)	3.40%	27.18%	20.39%	(41.72)%	4.72	%(d)

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and management fee waived	.50%	.50%	.50%	.50%	.04	%(d)

Expenses, including expense reductions, expenses assumed and management fee waived	.50%	.50%	.50%	.49%	.04	%(d)

Expenses, excluding expense reductions, expenses assumed and management fee waived	.82%	.84%	1.01%	.95%	.10	%(d)

Net investment loss	(.31)%	(.39)%	(.15)%	(.51)%	(.04	)%(d)

Supplemental Data:
Net assets, end of period (000)	$26,924	$22,941	$6,979	$3,949	$10

Portfolio turnover rate	6.78%	1.16%	7.18%	7.64%	39.09%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Commencement of operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights

FUNDAMENTAL EQUITY FUND

	Class A Shares
	Year Ended 10/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$11.89	$ 9.99	$8.85	$13.69	$13.14

Investment operations:

Net investment income(a)	.02	.04	.03	.07	.08

Net realized and unrealized gain (loss)	.64	1.86	1.17	(3.89)	1.52

Total from investment operations	.66	1.90	1.20	(3.82)	1.60

Distributions to shareholders from:

Net investment income	(.04)	– (b)	(.06)	(.08)	(.08)

Net realized gain	–	–	–	(.94)	(.97)

Total distributions	(.04)	– (b)	(.06)	(1.02)	(1.05)

Net asset value, end of year	$12.51	$11.89	$9.99	$ 8.85	$13.69

Total Return(c)	5.53%	19.06%	13.84%	(29.89)%	13.12%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.09%	1.12%	1.19%	1.12%	1.12%

Expenses, excluding expense reductions	1.09%	1.12%	1.19%	1.12%	1.12%

Net investment income	.16%	.38%	.28%	.58%	.63%

Supplemental Data:
Net assets, end of year (000)	$2,379,453	$1,850,569	$1,656,209	$1,512,312	$2,375,786

Portfolio turnover rate	55.07%	80.98%	88.13%	85.13%	63.23%

(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

FUNDAMENTAL EQUITY FUND

	Class B Shares
	Year Ended 10/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$11.35	$ 9.58	$8.48	$13.16	$12.66

Investment operations:

Net investment loss(a)	(.06)	(.03)	(.03)	(.01)	– (b)

Net realized and unrealized gain (loss)	.60	1.80	1.13	(3.73)	1.47

Total from investment operations	.54	1.77	1.10	(3.74)	1.47

Distributions to shareholders from:

Net investment income	–	–	–	–	– (b)

Net realized gain	–	–	–	(.94)	(.97)

Total distributions	–	–	–	(.94)	(.97)

Net asset value, end of year	$11.89	$11.35	$9.58	$ 8.48	$13.16

Total Return(c)	4.76%	18.48%	12.97%	(30.35)%	12.50%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.73%	1.77%	1.84%	1.77%	1.77%

Expenses, excluding expense reductions	1.73%	1.77%	1.84%	1.77%	1.77%

Net investment loss	(.49)%	(.29)%	(.35)%	(.07)%	(.01)%

Supplemental Data:
Net assets, end of year (000)	$114,980	$149,531	$161,233	$169,131	$280,279

Portfolio turnover rate	55.07%	80.98%	88.13%	85.13%	63.23%

(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

FUNDAMENTAL EQUITY FUND

	Class C Shares
	Year Ended 10/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$11.30	$ 9.55	$8.45	$13.11	$12.62

Investment operations:

Net investment loss(a)	(.06)	(.03)	(.03)	(.01)	– (b)

Net realized and unrealized gain (loss)	.61	1.78	1.13	(3.71)	1.46

Total from investment operations	.55	1.75	1.10	(3.72)	1.46

Distributions to shareholders from:

Net investment income	–	–	–	– (b)	– (b)

Net realized gain	–	–	–	(.94)	(.97)

Total distributions	–	–	–	(.94)	(.97)

Net asset value, end of year	$11.85	$11.30	$9.55	$ 8.45	$13.11

Total Return(c)	4.87%	18.32%	13.02%	(30.31)%	12.48%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.73%	1.77%	1.84%	1.77%	1.77%

Expenses, excluding expense reductions	1.73%	1.77%	1.84%	1.77%	1.77%

Net investment loss	(.49)%	(.26)%	(.37)%	(.07)%	(.01)%

Supplemental Data:
Net assets, end of year (000)	$817,590	$603,639	$485,484	$419,157	$639,749

Portfolio turnover rate	55.07%	80.98%	88.13%	85.13%	63.23%

(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

FUNDAMENTAL EQUITY FUND

	Class F Shares
	Year Ended 10/31				9/28/2007(a) to
	2011	2010	2009	2008	10/31/2007
Per Share Operating Performance
Net asset value, beginning of period	$11.86	$ 9.96	$8.85	$13.70	$13.62

Investment operations:

Net investment income(b)	.05	.09	.03	.08	–	(c)

Net realized and unrealized gain (loss)	.63	1.84	1.18	(3.87)	.08

Total from investment operations	.68	1.93	1.21	(3.79)	.08

Distributions to shareholders from:

Net investment income	(.07)	(.03)	(.10)	(.12)	–

Net realized gain	–	–	–	(.94)	–

Total distributions	(.07)	(.03)	(.10)	(1.06)	–

Net asset value, end of period	$12.47	$11.86	$9.96	$ 8.85	$13.70

Total Return(d)	5.75%	19.42%	14.03%	(29.70)%	.59	%(e)

Ratios to Average Net Assets:

Expenses, including expense reductions	.84%	.86%	.93%	.87%	.08	%(e)

Expenses, excluding expense reductions	.84%	.86%	.93%	.88%	.08	%(e)

Net investment income	.41%	.77%	.29%	.77%	.04	%(e)

Supplemental Data:
Net assets, end of period (000)	$642,636	$282,018	$73,742	$8,995	$10

Portfolio turnover rate	55.07%	80.98%	88.13%	85.13%	63.23%

(a)	Commencement of operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

FUNDAMENTAL EQUITY FUND

	Class I Shares
	Year Ended 10/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$11.96	$10.04	$ 8.92	$13.79	$13.21

Investment operations:

Net investment income(a)	.07	.08	.05	.11	.10

Net realized and unrealized gain (loss)	.64	1.88	1.17	(3.92)	1.57

Total from investment operations	.71	1.96	1.22	(3.81)	1.67

Distributions to shareholders from:

Net investment income	(.08)	(.04)	(.10)	(.12)	(.12)

Net realized gain	–	–	–	(.94)	(.97)

Total distributions	(.08)	(.04)	(.10)	(1.06)	(1.09)

Net asset value, end of year	$12.59	$11.96	$10.04	$ 8.92	$13.79

Total Return(b)	5.94%	19.54%	14.11%	(29.62)%	13.68%

Ratios to Average Net Assets:

Expenses, including expense reductions	.74%	.77%	.84%	.77%	.78%

Expenses, excluding expense reductions	.74%	.77%	.84%	.77%	.78%

Net investment income	.52%	.75%	.58%	.92%	.78%

Supplemental Data:
Net assets, end of year (000)	$245,329	$162,114	$98,570	$54,483	$53,737

Portfolio turnover rate	55.07%	80.98%	88.13%	85.13%	63.23%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

FUNDAMENTAL EQUITY FUND

	Class P Shares
	Year Ended 10/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$11.75	$ 9.87	$8.75	$13.55	$13.03

Investment operations:

Net investment income(a)	.01	.03	.01	.06	.07

Net realized and unrealized gain (loss)	.62	1.85	1.16	(3.85)	1.51

Total from investment operations	.63	1.88	1.17	(3.79)	1.58

Distributions to shareholders from:

Net investment income	(.02)	–	(.05)	(.07)	(.09)

Net realized gain	–	–	–	(.94)	(.97)

Total distributions	(.02)	–	(.05)	(1.01)	(1.06)

Net asset value, end of year	$12.36	$11.75	$9.87	$ 8.75	$13.55

Total Return(b)	5.40%	19.05%	13.59%	(29.98)%	13.08%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.19%	1.22%	1.29%	1.22%	1.22%

Expenses, excluding expense reductions	1.19%	1.22%	1.29%	1.22%	1.22%

Net investment income	.05%	.28%	.17%	.49%	.53%

Supplemental Data:
Net assets, end of year (000)	$31,223	$30,598	$29,361	$24,711	$48,641

Portfolio turnover rate	55.07%	80.98%	88.13%	85.13%	63.23%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

FUNDAMENTAL EQUITY FUND

	Class R2 Shares
	Year Ended 10/31				9/28/2007(a) to
	2011	2010	2009	2008	10/31/2007
Per Share Operating Performance
Net asset value, beginning of period	$11.75	$ 9.89	$8.82	$13.69	$13.62

Investment operations:

Net investment income (loss)(b)	(.01)	.04	(.01)	.05	–	(c)

Net realized and unrealized gain (loss)	.63	1.82	1.17	(3.88)	.07

Total from investment operations	.62	1.86	1.16	(3.83)	.07

Distributions to shareholders from:

Net investment income	(.04)	– (c)	(.09)	(.10)	–

Net realized gain	–	–	–	(.94)	–

Total distributions	(.04)	– (c)	(.09)	(1.04)	–

Net asset value, end of period	$12.33	$11.75	$9.89	$ 8.82	$13.69

Total Return(d)	5.27%	18.81%	13.44%	(29.98)%	.51	%(e)

Ratios to Average Net Assets:

Expenses, including expense reductions	1.34%	1.36%	1.42%	1.30%	.12	%(e)

Expenses, excluding expense reductions	1.34%	1.36%	1.42%	1.31%	.12	%(e)

Net investment income (loss)	(.11)%	.36%	(.14)%	.47%	.00	%(e)(f)

Supplemental Data:
Net assets, end of period (000)	$19,997	$4,444	$1,187	$319	$10

Portfolio turnover rate	55.07%	80.98%	88.13%	85.13%	63.23%

(a)	Commencement of operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Amount is less than .01%.

See Notes to Financial Statements.

Financial Highlights (concluded)

FUNDAMENTAL EQUITY FUND

	Class R3 Shares
	Year Ended 10/31				9/28/2007(a) to 10/31/2007
	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$11.80	$ 9.92	$8.82	$13.69	$13.62

Investment operations:

Net investment income(b)	– (c)	.03	– (c)	.04	–	(c)

Net realized and unrealized gain (loss)	.63	1.85	1.17	(3.86)	.07

Total from investment operations	.63	1.88	1.17	(3.82)	.07

Distributions to shareholders from:

Net investment income	(.03)	– (c)	(.07)	(.11)	–

Net realized gain	–	–	–	(.94)	–

Total distributions	(.03)	– (c)	(.07)	(1.05)	–

Net asset value, end of period	$12.40	$11.80	$9.92	$ 8.82	$13.69

Total Return(d)	5.36%	18.96%	13.55%	(29.96)%	.51	%(e)

Ratios to Average Net Assets:

Expenses, including expense reductions	1.24%	1.26%	1.33%	1.26%	.11	%(e)

Expenses, excluding expense reductions	1.24%	1.26%	1.33%	1.26%	.11	%(e)

Net investment income	.01%	.30%	.05%	.37%	.01	%(e)

Supplemental Data:
Net assets, end of period (000)	$180,795	$67,814	$28,510	$14,303	$10

Portfolio turnover rate	55.07%	80.98%	88.13%	85.13%	63.23%

(a)	Commencement of operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.

See Notes to Financial Statements.

Financial Highlights

GROWTH LEADERS FUND

	Class A Shares
	6/24/2011 (a) to 10/31/2011
Per Share Operating Performance
Net asset value, beginning of period	$15.00

Investment operations:

Net investment loss(b)	(.01)

Net realized and unrealized loss	(.49)

Total from investment operations	(.50)

Net asset value, end of period	$14.50

Total Return(c)	(3.33	)%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.84	%(e)

Expenses, including expense reductions, management fee waived and expenses reimbursed	.84	%(e)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	3.04	%(e)

Net investment loss	(.23	)%(e)

Supplemental Data:
Net assets, end of period (000)	$7,882

Portfolio turnover rate	208.96%

(a)	Commencement of operations was 6/24/2011, SEC effective date was 6/15/2011 and date shares first became available to the public was 7/1/2011.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

GROWTH LEADERS FUND

	Class C Shares
	6/24/2011 (a) to 10/31/2011
Per Share Operating Performance
Net asset value, beginning of period	$15.00

Investment operations:

Net investment loss(b)	(.05)

Net realized and unrealized loss	(.48)

Total from investment operations	(.53)

Net asset value, end of period	$14.47

Total Return(c)	(3.53	)%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.47	%(e)

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.47	%(e)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	2.78	%(e)

Net investment loss	(.91	)%(e)

Supplemental Data:
Net assets, end of period (000)	$175

Portfolio turnover rate	208.96%

(a)	Commencement of operations was 6/24/2011, SEC effective date was 6/15/2011 and date shares first became available to the public was 7/1/2011.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

GROWTH LEADERS FUND

	Class F Shares
	6/24/2011 (a) to 10/31/2011
Per Share Operating Performance
Net asset value, beginning of period	$15.00

Investment operations:

Net investment income(b)	–	(c)

Net realized and unrealized loss	(.49)

Total from investment operations	(.49)

Net asset value, end of period	$14.51

Total Return(d)	(3.27	)%(e)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.59	%(f)

Expenses, including expense reductions, management fee waived and expenses reimbursed	.59	%(f)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.95	%(f)

Net investment income	.08	%(f)

Supplemental Data:
Net assets, end of period (000)	$5,993

Portfolio turnover rate	208.96%

(a)	Commencement of operations was 6/24/2011, SEC effective date was 6/15/2011 and date shares first became available to the public was 7/1/2011.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

GROWTH LEADERS FUND

	Class I Shares
	6/24/2011 (a) to 10/31/2011
Per Share Operating Performance
Net asset value, beginning of period	$15.00

Investment operations:

Net investment income(b)	.01

Net realized and unrealized loss	(.50)

Total from investment operations	(.49)

Net asset value, end of period	$14.51

Total Return(c)	(3.27	)%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.49	%(e)

Expenses, including expense reductions, management fee waived and expenses reimbursed	.49	%(e)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	2.20	%(e)

Net investment income	.17	%(e)

Supplemental Data:
Net assets, end of period (000)	$1,952

Portfolio turnover rate	208.96%

(a)	Commencement of operations was 6/24/2011, SEC effective date was 6/15/2011 and date shares first became available to the public was 7/1/2011.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

GROWTH LEADERS FUND

	Class R2 Shares
	6/24/2011 (a) to 10/31/2011
Per Share Operating Performance
Net asset value, beginning of period	$15.00

Investment operations:

Net investment loss(b)	(.03)

Net realized and unrealized loss	(.48)

Total from investment operations	(.51)

Net asset value, end of period	$14.49

Total Return(c)	(3.40	)%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.06	%(e)

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.06	%(e)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	5.05	%(e)

Net investment loss	(.49	)%(e)

Supplemental Data:
Net assets, end of period (000)	$10

Portfolio turnover rate	208.96%

(a)	Commencement of operations was 6/24/2011, SEC effective date was 6/15/2011 and date shares first became available to the public was 7/1/2011.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.

Financial Highlights (concluded)

GROWTH LEADERS FUND

	Class R3 Shares
	6/24/2011 (a) to 10/31/2011
Per Share Operating Performance
Net asset value, beginning of period	$15.00

Investment operations:

Net investment loss(b)	(.02)

Net realized and unrealized loss	(.49)

Total from investment operations	(.51)

Net asset value, end of period	$14.49

Total Return(c)	(3.40	)%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.97	%(e)

Expenses, including expense reductions, management fee waived and expenses reimbursed	.97	%(e)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	4.96	%(e)

Net investment loss	(.40	)%(e)

Supplemental Data:
Net assets, end of period (000)	$10

Portfolio turnover rate	208.96%

(a)	Commencement of operations was 6/24/2011, SEC effective date was 6/15/2011 and date shares first became available to the public was 7/1/2011.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.

Financial Highlights

INTERNATIONAL CORE EQUITY FUND

	Class A Shares
	Year Ended 10/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$12.12	$11.20	$ 8.68	$18.34	$15.23

Investment operations:

Net investment income(a)	.20	.12	.08	.23	.17

Net realized and unrealized gain (loss)	(.94)	.88	2.66	(8.23)	3.92

Total from investment operations	(.74)	1.00	2.74	(8.00)	4.09

Distributions to shareholders from:

Net investment income	(.13)	(.08)	(.22)	(.13)	(.06)

Net realized gain	–	–	–	(1.53)	(.92)

Total distributions	(.13)	(.08)	(.22)	(1.66)	(.98)

Net asset value, end of year	$11.25	$12.12	$11.20	$ 8.68	$18.34

Total Return(b)	(6.16)%	8.95%	32.32%	(47.48)%	28.22%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.12%	1.18%	1.55%	1.43%	1.40%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.12%	1.18%	1.55%	1.42%	1.40%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.42%	1.44%	1.55%	1.43%	1.41%

Net investment income	1.64%	1.05%	.92%	1.68%	1.02%

Supplemental Data:
Net assets, end of year (000)	$439,938	$542,452	$574,731	$527,567	$1,082,308

Portfolio turnover rate	83.78%	98.73%	132.22%	125.37%	122.32%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL CORE EQUITY FUND

	Class B Shares
	Year Ended 10/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$11.91	$11.02	$ 8.50	$18.00	$15.00

Investment operations:

Net investment income(a)	.12	.04	.02	.14	.06

Net realized and unrealized gain (loss)	(.92)	.87	2.62	(8.07)	3.86

Total from investment operations	(.80)	.91	2.64	(7.93)	3.92

Distributions to shareholders from:

Net investment income	(.05)	(.02)	(.12)	(.04)	– (b)

Net realized gain	–	–	–	(1.53)	(.92)

Total distributions	(.05)	(.02)	(.12)	1.57	(.92)

Net asset value, end of year	$11.06	$11.91	$11.02	$ 8.50	$18.00

Total Return(c)	(6.75)%	8.23%	31.46%	(47.80)%	27.39%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.77%	1.84%	2.20%	2.08%	2.05%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.77%	1.84%	2.20%	2.08%	2.05%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	2.06%	2.09%	2.20%	2.08%	2.06%

Net investment income	.96%	.40%	.27%	1.02%	.36%

Supplemental Data:
Net assets, end of year (000)	$27,896	$39,255	$43,492	$39,604	$82,699

Portfolio turnover rate	83.78%	98.73%	132.22%	125.37%	122.32%

(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL CORE EQUITY FUND

	Class C Shares
	Year Ended 10/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$11.93	$11.04	$ 8.50	$18.00	$15.00

Investment operations:

Net investment income(a)	.12	.04	.03	.14	.06

Net realized and unrealized gain (loss)	(.92)	.87	2.62	(8.07)	3.86

Total from investment operations	(.80)	.91	2.65	(7.93)	3.92

Distributions to shareholders from:

Net investment income	(.05)	(.02)	(.11)	(.04)	– (b)

Net realized gain	–	–	–	(1.53)	(.92)

Total distributions	(.05)	(.02)	(.11)	(1.57)	(.92)

Net asset value, end of year	$11.08	$11.93	$11.04	$ 8.50	$18.00

Total Return(c)	(6.73)%	8.21%	31.52%	(47.82)%	27.39%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.74%	1.84%	2.20%	2.08%	2.06%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.74%	1.84%	2.20%	2.08%	2.06%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	2.03%	2.09%	2.20%	2.08%	2.06%

Net investment income	1.01%	.38%	.28%	1.01%	.37%

Supplemental Data:
Net assets, end of year (000)	$68,316	$91,550	$105,557	$95,496	$216,646

Portfolio turnover rate	83.78%	98.73%	132.22%	125.37%	122.32%

(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL CORE EQUITY FUND

	Class F Shares
	Year Ended 10/31				9/28/2007(a) to
	2011	2010	2009	2008	10/31/2007
Per Share Operating Performance
Net asset value, beginning of period	$12.08	$11.16	$ 8.68	$18.34	$17.65

Investment operations:

Net investment income (loss)(b)	.24	.16	.16	.24	(.01)

Net realized and unrealized gain (loss)	(.95)	.86	2.59	(8.19)	.70

Total from investment operations	(.71)	1.02	2.75	(7.95)	.69

Distributions to shareholders from:

Net investment income	(.17)	(.10)	(.27)	(.18)	–

Net realized gain	–	–	–	(1.53)	–

Total distributions	(.17)	(.10)	(.27)	(1.71)	–

Net asset value, end period	$11.20	$12.08	$11.16	$ 8.68	$18.34

Total Return(c)	(5.98)%	9.25%	32.76%	(47.37)%	3.91	%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.87%	.90%	1.27%	1.26%	.12	%(d)

Expenses, including expense reductions, management fee waived and expenses reimbursed	.87%	.90%	1.27%	1.25%	.12	%(d)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.18%	1.18%	1.27%	1.26%	.12	%(d)

Net investment income (loss)	1.98%	1.45%	1.73%	2.02%	(.06	)%(d)

Supplemental Data:
Net assets, end of period (000)	$80,747	$31,153	$9,009	$1,869	$10

Portfolio turnover rate	83.78%	98.73%	132.22%	125.37%	122.32%

(a)	Commencement of operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL CORE EQUITY FUND

	Class I Shares
	Year Ended 10/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$12.21	$11.28	$ 8.77	$18.49	$15.33

Investment operations:

Net investment income(a)	.25	.15	.13	.29	.25

Net realized and unrealized gain (loss)	(.95)	.89	2.65	(8.30)	3.93

Total from investment operations	(.70)	1.04	2.78	(8.01)	4.18

Distributions to shareholders from:

Net investment income	(.17)	(.11)	(.27)	(.18)	(.10)

Net realized gain	–	–	–	(1.53)	(.92)

Total distributions	(.17)	(.11)	(.27)	(1.71)	(1.02)

Net asset value, end of year	$11.34	$12.21	$11.28	$ 8.77	$18.49

Total Return(b)	(5.78)%	9.31%	32.86%	(47.30)%	28.67%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.77%	.82%	1.19%	1.07%	1.05%

Expenses, including expense reductions, management fee waived and expenses reimbursed	.77%	.82%	1.19%	1.07%	1.05%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.07%	1.08%	1.19%	1.07%	1.06%

Net investment income	2.06%	1.34%	1.34%	2.05%	1.53%

Supplemental Data:
Net assets, end of year (000)	$222,808	$267,253	$167,574	$113,975	$259,354

Portfolio turnover rate	83.78%	98.73%	132.22%	125.37%	122.32%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL CORE EQUITY FUND

	Class P Shares
	Year Ended 10/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$12.04	$11.13	$ 8.63	$18.30	$15.22

Investment operations:

Net investment income(a)	.10	.10	.07	.23	.15

Net realized and unrealized gain (loss)	(.84)	.88	2.64	(8.19)	3.91

Total from investment operations	(.74)	.98	2.71	(7.96)	4.06

Distributions to shareholders from:

Net investment income	(.13)	(.07)	(.21)	(.18)	(.06)

Net realized gain	–	–	–	(1.53)	(.92)

Total distributions	(.13)	(.07)	(.21)	(1.71)	(.98)

Net asset value, end of year	$11.17	$12.04	$11.13	$ 8.63	$18.30

Total Return(b)	(6.23)%	8.84%	32.29%	(47.56)%	28.07%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.22%	1.29%	1.64%	1.52%	1.51%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.22%	1.29%	1.64%	1.52%	1.51%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.51%	1.54%	1.64%	1.52%	1.51%

Net investment income	.83%	.92%	.78%	1.68%	.91%

Supplemental Data:
Net assets, end of year (000)	$470	$1,765	$1,825	$1,135	$192

Portfolio turnover rate	83.78%	98.73%	132.22%	125.37%	122.32%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL CORE EQUITY FUND

	Class R2 Shares
	Year Ended 10/31				9/28/2007(a) to
	2011	2010	2009	2008	10/31/2007
Per Share Operating Performance
Net asset value, beginning of period	$12.14	$11.20	$ 8.69	$18.33	$17.65

Investment operations:

Net investment income(b)	.18	.08	.12	.27	(.01)

Net realized and unrealized gain (loss)	(.95)	.91	2.65	(8.21)	.69

Total from investment operations	(.77)	.99	2.77	(7.94)	.68

Distributions to shareholders from:

Net investment income	(.13)	(.05)	(.26)	(.17)	–

Net realized gain	–	–	–	(1.53)	–

Total distributions	(.13)	(.05)	(.26)	(1.70)	–

Net asset value, end of period	$11.24	$12.14	$11.20	$ 8.69	$18.33

Total Return(c)	(6.38)%	8.86%	32.77%	(47.24)%	3.85	%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.37%	1.35%	1.16%	1.17%	.14	%(d)

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.37%	1.35%	1.16%	1.16%	.14	%(d)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.67%	1.64%	1.16%	1.17%	.14	%(d)

Net investment income (loss)	1.46%	.73%	1.33%	1.92%	(.08	)%(d)

Supplemental Data:
Net assets, end of period (000)	$651	$570	$7	$5	$10

Portfolio turnover rate	83.78%	98.73%	132.22%	125.37%	122.32%

(a)	Commencement of operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (concluded)

INTERNATIONAL CORE EQUITY FUND

	Class R3 Shares
	Year Ended 10/31				9/28/2007(a) to
	2011	2010	2009	2008	10/31/2007
Per Share Operating Performance
Net asset value, beginning of period	$12.00	$11.10	$ 8.65	$18.33	$17.65

Investment operations:

Net investment income (loss)(b)	.19	.11	.06	.22	(.01)

Net realized and unrealized gain (loss)	(.94)	.87	2.64	(8.20)	.69

Total from investment operations	(.75)	.98	2.70	(7.98)	.68

Distributions to shareholders from:

Net investment income	(.14)	(.08)	(.25)	(.17)	–

Net realized gain	–	–	–	(1.53)	–

Total distributions	(.14)	(.08)	(.25)	(1.70)	–

Net asset value, end of period	$11.11	$12.00	$11.10	$ 8.65	$18.33

Total Return(c)	(6.35)%	8.89%	32.23%	(47.55)%	3.85	%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.26%	1.28%	1.68%	1.62%	.14	%(d)

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.26%	1.28%	1.68%	1.62%	.14	%(d)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.57%	1.57%	1.68%	1.62%	.14	%(d)

Net investment income (loss)	1.54%	1.02%	.65%	1.79%	(.08	)%(d)

Supplemental Data:
Net assets, end of period (000)	$12,725	$10,418	$1,439	$523	$10

Portfolio turnover rate	83.78%	98.73%	132.22%	125.37%	122.32%

(a)	Commencement of operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights

INTERNATIONAL DIVIDEND INCOME FUND

	Class A Shares
	Year Ended 10/31			6/23/2008(a) to
	2011	2010	2009	10/31/2008
Per Share Operating Performance
Net asset value, beginning of period	$8.64	$8.22	$6.29	$10.00

Investment operations:

Net investment income(b)	.42	.34	.28	.16

Net realized and unrealized gain (loss)	(.78)	.42	1.90	(3.74)

Total from investment operations	(.36)	.76	2.18	(3.58)

Distributions to shareholders from:

Net investment income	(.40)	(.34)	(.25)	(.13)

Net asset value, end of period	$7.88	$8.64	$8.22	$ 6.29

Total Return(c)	(4.42)%	9.58%	35.88%	(36.10	)%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.12%	1.14%	1.35%	.48	%(d)

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.12%	1.14%	1.35%	.48	%(d)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.43%	1.46%	1.63%	.68	%(d)

Net investment income	4.96%	4.23%	4.08%	1.98	%(d)

Supplemental Data:
Net assets, end of period (000)	$278,975	$162,611	$52,935	$9,075

Portfolio turnover rate	100.16%	100.06%	105.74%	53.94%

(a)	Commencement of operations was 6/23/2008, SEC effective date was 6/20/2008 and date shares first became available to the public was 6/30/2008.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL DIVIDEND INCOME FUND

	Class C Shares
	Year Ended 10/31			6/23/2008(a) to
	2011	2010	2009	10/31/2008
Per Share Operating Performance
Net asset value, beginning of period	$8.60	$8.19	$6.28	$10.00

Investment operations:

Net investment income(b)	.36	.29	.21	.09

Net realized and unrealized gain (loss)	(.77)	.41	1.92	(3.68)

Total from investment operations	(.41)	.70	2.13	(3.59)

Distributions to shareholders from:

Net investment income	(.35)	(.29)	(.22)	(.13)

Net asset value, end of period	$7.84	$8.60	$8.19	$ 6.28

Total Return(c)	(5.03)%	8.99%	34.87%	(36.22	)%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.76%	1.79%	1.98%	.68	%(d)

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.76%	1.79%	1.98%	.68	%(d)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	2.07%	2.10%	2.26%	1.44	%(d)

Net investment income	4.29%	3.61%	2.93%	1.23	%(d)

Supplemental Data:
Net assets, end of period (000)	$22,329	$13,561	$4,376	$177

Portfolio turnover rate	100.16%	100.06%	105.74%	53.94%

(a)	Commencement of operations was 6/23/2008, SEC effective date was 6/20/2008 and date shares first became available to the public was 6/30/2008.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL DIVIDEND INCOME FUND

	Class F Shares
	Year Ended 10/31			6/23/2008(a) to
	2011	2010	2009	10/31/2008
Per Share Operating Performance
Net asset value, beginning of period	$8.65	$8.23	$6.29	$10.00

Investment operations:

Net investment income(b)	.45	.39	.18	.15

Net realized and unrealized gain (loss)	(.79)	.39	2.02	(3.72)

Total from investment operations	(.34)	.78	2.20	(3.57)

Distributions to shareholders from:

Net investment income	(.42)	(.36)	(.26)	(.14)

Net asset value, end of period	$7.89	$8.65	$8.23	$ 6.29

Total Return(c)	(4.18)%	9.95%	36.13%	(36.08	)%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.87%	.88%	1.07%	.35	%(d)

Expenses, including expense reductions, management fee waived and expenses reimbursed	.87%	.88%	1.07%	.35	%(d)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.18%	1.21%	1.39%	1.53	%(d)

Net investment income	5.27%	4.78%	2.32%	1.91	%(d)

Supplemental Data:
Net assets, end of period (000)	$26,892	$12,745	$1,772	$28

Portfolio turnover rate	100.16%	100.06%	105.74%	53.94%

(a)	Commencement of operations was 6/23/2008, SEC effective date was 6/20/2008 and date shares first became available to the public was 6/30/2008.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL DIVIDEND INCOME FUND

	Class I Shares
	Year Ended 10/31			6/23/2008(a) to
	2011	2010	2009	10/31/2008
Per Share Operating Performance
Net asset value, beginning of period	$8.66	$8.24	$6.29	$10.00

Investment operations:

Net investment income(b)	.43	.37	.29	.19

Net realized and unrealized gain (loss)	(.75)	.41	1.93	(3.76)

Total from investment operations	(.32)	.78	2.22	(3.57)

Distributions to shareholders from:

Net investment income	(.43)	(.36)	(.27)	(.14)

Net asset value, end of period	$7.91	$8.66	$8.24	$ 6.29

Total Return(c)	(3.97)%	10.03%	36.38%	(36.07	)%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.77%	.81%	.99%	.36	%(d)

Expenses, including expense reductions, management fee waived and expenses reimbursed	.77%	.81%	.99%	.36	%(d)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.09%	1.10%	1.28%	.54	%(d)

Net investment income	5.06%	4.53%	4.13%	2.19	%(d)

Supplemental Data:
Net assets, end of period (000)	$559,879	$265,348	$225,668	$83,413

Portfolio turnover rate	100.16%	100.06%	105.74%	53.94%

(a)	Commencement of operations was 6/23/2008, SEC effective date was 6/20/2008 and date shares first became available to the public was 6/30/2008.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL DIVIDEND INCOME FUND

	Class R2 Shares
	Year Ended 10/31			6/23/2008(a) to
	2011	2010	2009	10/31/2008
Per Share Operating Performance
Net asset value, beginning of period	$8.76	$8.29	$6.30	$10.00

Investment operations:

Net investment income(b)	.45	.37	.31	.18

Net realized and unrealized gain (loss)	(.79)	.42	1.91	(3.76)

Total from investment operations	(.34)	.79	2.22	(3.58)

Distributions to shareholders from:

Net investment income	(.39)	(.32)	(.23)	(.12)

Net asset value, end of period	$8.03	$8.76	$8.29	$ 6.30

Total Return(c)	(4.15)%	9.96%	36.26%	(36.08	)%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.91%	.84%	.96%	.50	%(d)

Expenses, including expense reductions, management fee waived and expenses reimbursed	.91%	.84%	.96%	.50	%(d)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.22%	1.13%	1.27%	2.87	%(d)

Net investment income	5.15%	4.45%	4.63%	2.07	%(d)

Supplemental Data:
Net assets, end of period (000)	$16	$10	$9	$6

Portfolio turnover rate	100.16%	100.06%	105.74%	53.94%

(a)	Commencement of operations was 6/23/2008, SEC effective date was 6/20/2008 and date shares first became available to the public was 6/30/2008.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (concluded)

INTERNATIONAL DIVIDEND INCOME FUND

	Class R3 Shares
	Year Ended 10/31			6/23/2008(a) to
	2011	2010	2009	10/31/2008
Per Share Operating Performance
Net asset value, beginning of period	$8.71	$8.28	$6.30	$10.00

Investment operations:

Net investment income(b)	.41	.36	.31	.18

Net realized and unrealized gain (loss)	(.79)	.40	1.91	(3.75)

Total from investment operations	(.38)	.76	2.22	(3.57)

Distributions to shareholders from:

Net investment income	(.39)	(.33)	(.24)	(.13)

Net asset value, end of period	$7.94	$8.71	$8.28	$ 6.30

Total Return(c)	(4.61)%	9.62%	36.22%	(36.06	)%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.26%	1.24%	.96%	.46	%(d)

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.26%	1.24%	.96%	.46	%(d)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.59%	1.58%	1.27%	2.84	%(d)

Net investment income	4.80%	4.40%	4.62%	2.10	%(d)

Supplemental Data:
Net assets, end of period (000)	$331	$111	$9	$6

Portfolio turnover rate	100.16%	100.06%	105.74%	53.94%

(a)	Commencement of operations was 6/23/2008, SEC effective date was 6/20/2008 and date shares first became available to the public was 6/30/2008.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights

INTERNATIONAL OPPORTUNITIES FUND

	Class A Shares
	Year Ended 10/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$12.87	$10.70	$ 7.29	$19.81	$15.72

Investment operations:

Net investment income(a)	.10	.06	.04	.09	.04

Net realized and unrealized gain (loss)	(.92)	2.20	3.42	(10.36)	4.07

Total from investment operations	(.82)	2.26	3.46	(10.27)	4.11

Distributions to shareholders from:

Net investment income	(.05)	(.09)	(.05)	(.08)	(.02)

Net realized gain	–	–	–	(2.17)	–

Total distributions	(.05)	(.09)	(.05)	(2.25)	(.02)

Net asset value, end of year	$12.00	$12.87	$10.70	$ 7.29	$19.81

Total Return(b)	(6.39)%	21.21%	47.94%	(57.81)%	26.14%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.49%	1.54%	1.77%	1.60%	1.56%

Expenses, excluding expense reductions	1.49%	1.54%	1.77%	1.61%	1.56%

Net investment income	.79%	.54%	.50%	.65%	.23%

Supplemental Data:
Net assets, end of year (000)	$83,729	$98,272	$92,188	$67,815	$200,909

Portfolio turnover rate	103.98%	83.13%	115.58%	130.51%	115.79%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL OPPORTUNITIES FUND

	Class B Shares
	Year Ended 10/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$12.21	$10.17	$ 6.92	$18.96	$15.12

Investment operations:

Net investment income (loss)(a)	.02	(.01)	(.01)	– (b)	(.07)

Net realized and unrealized gain (loss)	(.87)	2.08	3.26	(9.87)	3.91

Total from investment operations	(.85)	2.07	3.25	(9.87)	3.84

Distributions to shareholders from:

Net investment income	–	(.03)	–	–	–

Net realized gain	–	–	–	(2.17)	–

Total distributions	–	(.03)	–	(2.17)	–

Net asset value, end of year	$11.36	$12.21	$10.17	$ 6.92	$18.96

Total Return(c)	(6.96)%	20.35%	46.97%	(58.10)%	25.40%

Ratios to Average Net Assets:

Expenses, including expense reductions	2.13%	2.19%	2.42%	2.25%	2.21%

Expenses, excluding expense reductions	2.13%	2.19%	2.42%	2.26%	2.21%

Net investment income (loss)	.12%	(.13)%	(.15)%	(.01)%	(.43)%

Supplemental Data:
Net assets, end of year (000)	$9,439	$14,307	$17,103	$14,192	$43,231

Portfolio turnover rate	103.98%	83.13%	115.58%	130.51%	115.79%

(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL OPPORTUNITIES FUND

	Class C Shares
	Year Ended 10/31
	2011	2010	2009	2008		2007
Per Share Operating Performance
Net asset value, beginning of year	$12.14	$10.12	$ 6.88	$18.86		$15.05

Investment operations:

Net investment income (loss)(a)	.02	(.01)	(.01)	–	(b)	(.07)

Net realized and unrealized gain (loss)	(.87)	2.06	3.25	(9.81)		3.88

Total from investment operations	(.85)	2.05	3.24	(9.81)		3.81

Distributions to shareholders from:

Net investment income	–	(.03)	–	–		–

Net realized gain	–	–	–	(2.17)		–

Total distributions	–	(.03)	–	(2.17)		–

Net asset value, end of year	$11.29	$12.14	$10.12	$ 6.88		$18.86

Total Return(c)	(7.00)%	20.34%	47.09%	(58.09)%		25.32%

Ratios to Average Net Assets:

Expenses, including expense reductions	2.10%	2.19%	2.42%	2.25%		2.21%

Expenses, excluding expense reductions	2.10%	2.19%	2.42%	2.26%		2.21%

Net investment income (loss)	.17%	(.13)%	(.14)%	.00	%(d)	(.40)%

Supplemental Data:
Net assets, end of year (000)	$15,603	$19,969	$21,668	$15,297		$43,422

Portfolio turnover rate	103.98%	83.13%	115.58%	130.51%		115.79%

(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Amount is less than .01%.

See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL OPPORTUNITIES FUND

	Class F Shares
	Year Ended 10/31				9/28/2007(a) to
	2011	2010	2009	2008	10/31/2007
Per Share Operating Performance
Net asset value, beginning of period	$12.81	$10.65	$ 7.28	$19.81	$18.82

Investment operations:

Net investment income(b)	.13	.10	.09	.09	.01

Net realized and unrealized gain (loss)	(.91)	2.17	3.37	(10.31)	.98

Total from investment operations	(.78)	2.27	3.46	(10.22)	.99

Distributions to shareholders from:

Net investment income	(.09)	(.11)	(.09)	(.14)	–

Net realized gain	–	–	–	(2.17)	–

Total distributions	(.09)	(.11)	(.09)	(2.31)	–

Net asset value, end of period	$11.94	$12.81	$10.65	$ 7.28	$19.81

Total Return(c)	(6.16)%	21.47%	48.36%	(57.70)%	5.26	%(d)

Ratios to Average Net Assets:

Expenses, including expense reductions	1.24%	1.28%	1.49%	1.42%	.13	%(d)

Expenses, excluding expense reductions	1.24%	1.28%	1.49%	1.43%	.13	%(d)

Net investment income	1.00%	.88%	1.00%	.84%	.03	%(d)

Supplemental Data:
Net assets, end of period (000)	$934	$934	$384	$121	$11

Portfolio turnover rate	103.98%	83.13%	115.58%	130.51%	115.79%

(a)	Commencement of operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL OPPORTUNITIES FUND

	Class I Shares
	Year Ended 10/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$13.18	$10.96	$ 7.48	$20.29	$16.08

Investment operations:

Net investment income(a)	.16	.11	.08	.14	.12

Net realized and unrealized gain (loss)	(.95)	2.23	3.50	(10.64)	4.15

Total from investment operations	(.79)	2.34	3.58	(10.50)	4.27

Distributions to shareholders from:

Net investment income	(.09)	(.12)	(.10)	(.14)	(.06)

Net realized gain	–	–	–	(2.17)	–

Total distributions	(.09)	(.12)	(.10)	(2.31)	(.06)

Net asset value, end of year	$12.30	$13.18	$10.96	$ 7.48	$20.29

Total Return(b)	(6.01)%	21.50%	48.47%	(57.66)%	26.67%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.14%	1.18%	1.42%	1.27%	1.20%

Expenses, excluding expense reductions	1.14%	1.18%	1.42%	1.27%	1.21%

Net investment income	1.17%	.93%	.87%	1.05%	.65%

Supplemental Data:
Net assets, end of year (000)	$213,865	$232,027	$160,456	$110,838	$164,086

Portfolio turnover rate	103.98%	83.13%	115.58%	130.51%	115.79%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL OPPORTUNITIES FUND

	Class P Shares
	Year Ended 10/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$13.06	$10.86	$ 7.36	$20.00	$15.89

Investment operations:

Net investment income(a)	.09	.05	.03	.07	.02

Net realized and unrealized gain (loss)	(.94)	2.22	3.48	(10.46)	4.12

Total from investment operations	(.85)	2.27	3.51	(10.39)	4.14

Distributions to shareholders from:

Net investment income	(.04)	(.07)	(.01)	(.08)	(.03)

Net realized gain	–	–	–	(2.17)	–

Total distributions	(.04)	(.07)	(.01)	(2.25)	(.03)

Net asset value, end of year	$12.17	$13.06	$10.86	$ 7.36	$20.00

Total Return(b)	(6.51)%	21.05%	47.86%	(57.86)%	26.10%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.59%	1.64%	1.87%	1.70%	1.65%

Expenses, excluding expense reductions	1.59%	1.64%	1.87%	1.71%	1.65%

Net investment income	.69%	.44%	.36%	.55%	.11%

Supplemental Data:
Net assets, end of year (000)	$820	$900	$781	$834	$1,826

Portfolio turnover rate	103.98%	83.13%	115.58%	130.51%	115.79%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL OPPORTUNITIES FUND

	Class R2 Shares
	Year Ended 10/31				9/28/2007(a) to 10/31/2007
	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$12.77	$10.64	$ 7.24	$19.80	$18.82

Investment operations:

Net investment income(b)	.07	.03	.03	.06	–	(c)

Net realized and unrealized gain (loss)	(.92)	2.18	3.40	(10.32)	.98

Total from investment operations	(.85)	2.21	3.43	(10.26)	.98

Distributions to shareholders from:

Net investment income	(.02)	(.08)	(.03)	(.13)	–

Net realized gain	–	–	–	(2.17)	–

Total distributions	(.02)	(.08)	(.03)	(2.30)	–

Net asset value, end of period	$11.90	$12.77	$10.64	$ 7.24	$19.80

Total Return(d)	(6.68)%	20.90%	47.69%	(57.93)%	5.21	%(e)

Ratios to Average Net Assets:

Expenses, including expense reductions	1.74%	1.79%	1.97%	1.84%	.16	%(e)

Expenses, excluding expense reductions	1.74%	1.79%	1.97%	1.84%	.16	%(e)

Net investment income	.56%	.31%	.34%	.51%	.00	%(e)(f)

Supplemental Data:
Net assets, end of period (000)	$95	$96	$91	$31	$11

Portfolio turnover rate	103.98%	83.13%	115.58%	130.51%	115.79%

(a)	Commencement of operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Amount is less than .01%.

See Notes to Financial Statements.

Financial Highlights (concluded)

INTERNATIONAL OPPORTUNITIES FUND

	Class R3 Shares
	Year Ended 10/31				9/28/2007(a) to
	2011	2010	2009	2008	10/31/2007
Per Share Operating Performance
Net asset value, beginning of period	$12.72	$10.60	$ 7.27	$19.81	$18.82

Investment operations:

Net investment income(b)	.10	.05	.01	.10	–	(c)

Net realized and unrealized gain (loss)	(.92)	2.17	3.41	(10.34)	.99

Total from investment operations	(.82)	2.22	3.42	(10.24)	.99

Distributions to shareholders from:

Net investment income	(.06)	(.10)	(.09)	(.13)	–

Net realized gain	–	–	–	(2.17)	–

Total distributions	(.06)	(.10)	(.09)	(2.30)	–

Net asset value, end of period	$11.84	$12.72	$10.60	$ 7.27	$19.81

Total Return(d)	(6.51)%	21.04%	47.75%	(57.77)%	5.26	%(e)

Ratios to Average Net Assets:

Expenses, including expense reductions	1.60%	1.67%	1.81%	1.52%	.15	%(e)

Expenses, excluding expense reductions	1.60%	1.67%	1.81%	1.52%	.15	%(e)

Net investment income	.74%	.45%	.14%	.81%	.00	%(e)(f)

Supplemental Data:
Net assets, end of period (000)	$5,097	$3,016	$573	$22	$11

Portfolio turnover rate	103.98%	83.13%	115.58%	130.51%	115.79%

(a)	Commencement of operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Amount is less than .01%.

See Notes to Financial Statements.

Financial Highlights

LARGE CAP VALUE FUND

	Class A Shares
	Year Ended 10/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$9.47	$8.61	$8.48	$15.47	$14.19

Investment operations:

Net investment income(a)	.06	.04	.07	.14	.19

Net realized and unrealized gain (loss)	(.08)	.88	.20	(4.92)	1.58

Total from investment operations	(.02)	.92	.27	(4.78)	1.77

Distributions to shareholders from:

Net investment income	(.04)	(.06)	(.14)	(.20)	(.17)

Net realized gain	–	–	–	(2.01)	(.32)

Total distributions	(.04)	(.06)	(.14)	(2.21)	(.49)

Net asset value, end of year	$9.41	$9.47	$8.61	$ 8.48	$15.47

Total Return(b)	(.19)%	10.69%	3.77%	(35.16)%	12.95%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.20%	1.20%	1.16%	.95%	.95%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.20%	1.20%	1.16%	.95%	.95%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.20%	1.20%	1.27%	1.25%	1.16%

Net investment income	.64%	.39%	.87%	1.24%	1.30%

Supplemental Data:
Net assets, end of year (000)	$25,989	$27,611	$27,444	$21,010	$28,538

Portfolio turnover rate	25.00%	29.34%	103.30%	126.70%	109.22%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

LARGE CAP VALUE FUND

	Class B Shares
	Year Ended 10/31
	2011		2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$9.31		$8.47	$8.30	$15.18	$13.96

Investment operations:

Net investment income (loss)(a)	–	(b)	(.02)	.02	.07	.09

Net realized and unrealized gain (loss)	(.09)		.86	.22	(4.83)	1.56

Total from investment operations	(.09)		.84	.24	(4.76)	1.65

Distributions to shareholders from:

Net investment income	–		– (b)	(.07)	(.11)	(.11)

Net realized gain	–		–	–	(2.01)	(.32)

Total distributions	–		– (b)	(.07)	(2.12)	(.43)

Net asset value, end of year	$9.22		$9.31	$8.47	$ 8.30	$15.18

Total Return(c)	(.97)%		9.96%	3.19%	(35.60)%	12.23%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.84%		1.86%	1.79%	1.60%	1.60%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.84%		1.86%	1.79%	1.60%	1.60%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.84%		1.86%	1.91%	1.90%	1.81%

Net investment income (loss)	.00	%(d)	(.27)%	.30%	.59%	.65%

Supplemental Data:
Net assets, end of year (000)	$1,728		$2,419	$2,558	$2,549	$4,005

Portfolio turnover rate	25.00%		29.34%	103.30%	126.70%	109.22%

(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Amount is less than .01%.

See Notes to Financial Statements.

Financial Highlights (continued)

LARGE CAP VALUE FUND

	Class C Shares
	Year Ended 10/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$9.31	$8.47	$8.30	$15.19	$13.95

Investment operations:

Net investment income (loss)(a)	– (b)	(.02)	.02	.06	.09

Net realized and unrealized gain (loss)	(.08)	.87	.23	(4.83)	1.57

Total from investment operations	(.08)	.85	.25	(4.77)	1.66

Distributions to shareholders from:

Net investment income	–	(.01)	(.08)	(.11)	(.10)

Net realized gain	–	–	–	(2.01)	(.32)

Total distributions	–	(.01)	(.08)	(2.12)	(.42)

Net asset value, end of year	$9.23	$9.31	$8.47	$ 8.30	$15.19

Total Return(c)	(.86)%	10.03%	3.30%	(35.64)%	12.29%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.81%	1.86%	1.81%	1.60%	1.60%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.81%	1.86%	1.81%	1.60%	1.60%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.81%	1.86%	1.91%	1.90%	1.81%

Net investment income (loss)	.04%	(.26)%	.22%	.58%	.65%

Supplemental Data:
Net assets, end of year (000)	$5,661	$5,499	$5,654	$4,266	$6,643

Portfolio turnover rate	25.00%	29.34%	103.30%	126.70%	109.22%

(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

LARGE CAP VALUE FUND

	Class F Shares
	Year Ended 10/31				9/28/2007(a) to
	2011	2010	2009	2008	10/31/2007
Per Share Operating Performance
Net asset value, beginning of period	$9.44	$8.58	$8.47	$15.47	$15.32

Investment operations:

Net investment income(b)	.09	.05	.05	.17	.02

Net realized and unrealized gain (loss)	(.09)	.89	.23	(4.91)	.13

Total from investment operations	–	.94	.28	(4.74)	.15

Distributions to shareholders from:

Net investment income	(.07)	(.08)	(.17)	(.25)	–

Net realized gain	–	–	–	(2.01)	–

Total distributions	(.07)	(.08)	(.17)	(2.26)	–

Net asset value, end of period	$9.37	$9.44	$8.58	$ 8.47	$15.47

Total Return(c)	(.02)%	10.98%	4.00%	(35.00)%	.98	%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.95%	.94%	1.03%	.68%	.06	%(d)

Expenses, including expense reductions, management fee waived and expenses reimbursed	.95%	.94%	1.03%	.68%	.06	%(d)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.95%	.94%	1.05%	.98%	.07	%(d)

Net investment income	.90%	.60%	.62%	1.64%	.12	%(d)

Supplemental Data:
Net assets, end of period (000)	$851	$592	$202	$27	$10

Portfolio turnover rate	25.00%	29.34%	103.30%	126.70%	109.22%

(a)	Commencement of operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

LARGE CAP VALUE FUND

	Class I Shares
	Year Ended 10/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$9.53	$8.66	$8.54	$15.58	$14.27

Investment operations:

Net investment income(a)	.10	.07	.10	.18	.24

Net realized and unrealized gain (loss)	(.08)	.89	.19	(4.96)	1.60

Total from investment operations	.02	.96	.29	(4.78)	1.84

Distributions to shareholders from:

Net investment income	(.08)	(.09)	(.17)	(.25)	(.21)

Net realized gain	–	–	–	(2.01)	(.32)

Total distributions	(.08)	(.09)	(.17)	(2.26)	(.53)

Net asset value, end of year	$9.47	$9.53	$8.66	$ 8.54	$15.58

Total Return(b)	.17%	11.08%	4.16%	(34.99)%	13.40%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.85%	.85%	.79%	.60%	.60%

Expenses, including expense reductions, management fee waived and expenses reimbursed	.85%	.85%	.79%	.60%	.60%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.85%	.85%	.92%	.90%	.81%

Net investment income	1.00%	.73%	1.35%	1.62%	1.67%

Supplemental Data:
Net assets, end of year (000)	$4,169	$9,538	$11,207	$17,199	$22,423

Portfolio turnover rate	25.00%	29.34%	103.30%	126.70%	109.22%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

LARGE CAP VALUE FUND

	Class P Shares
	Year Ended 10/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$9.50	$8.64	$8.50	$15.49	$14.19

Investment operations:

Net investment income(a)	.05	.03	.07	.13	.18

Net realized and unrealized gain (loss)	(.08)	.88	.20	(4.92)	1.59

Total from investment operations	(.03)	.91	.27	(4.79)	1.77

Distributions to shareholders from:

Net investment income	(.03)	(.05)	(.13)	(.19)	(.15)

Net realized gain	–	–	–	(2.01)	(.32)

Total distributions	(.03)	(.05)	(.13)	(2.20)	(.47)

Net asset value, end of year	$9.44	$9.50	$8.64	$ 8.50	$15.49

Total Return(b)	(.27)%	10.55%	3.67%	(35.20)%	12.92%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.30%	1.29%	1.23%	1.03%	1.04%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.30%	1.29%	1.23%	1.03%	1.04%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.30%	1.29%	1.34%	1.34%	1.26%

Net investment income	.54%	.30%	.90%	1.16%	1.21%

Supplemental Data:
Net assets, end of year (000)	$13	$13	$11	$11	$17

Portfolio turnover rate	25.00%	29.34%	103.30%	126.70%	109.22%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

LARGE CAP VALUE FUND

	Class R2 Shares
	Year Ended 10/31/2011	3/23/2010(a) to 10/31/2010
Per Share Operating Performance
Net asset value, beginning of period	$9.49	$9.73

Investment operations:

Net investment income(b)	.10	.04

Net realized and unrealized loss	(.09)	(.28)

Total from investment operations	.01	(.24)

Distributions to shareholders from:

Net investment income	(.03)	–

Net asset value, end of period	$9.47	$9.49

Total Return(c)	.14%	(2.47	)%(d)

Ratios to Average Net Assets:

Expenses, including expense reductions	.84%	.82	%(e)

Expenses, excluding expense reductions	.84%	.82	%(e)

Net investment income	1.01%	.71	%(e)

Supplemental Data:
Net assets, end of period (000)	$10	$10

Portfolio turnover rate	25.00%	29.34%

(a)	Commencement of operations was 3/23/2010, SEC effective date was 9/14/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.

Financial Highlights (concluded)

LARGE CAP VALUE FUND

	Class R3 Shares
	Year Ended 10/31/2011	3/23/2010(a) to 10/31/2010
Per Share Operating Performance
Net asset value, beginning of period	$9.47	$9.73

Investment operations:

Net investment income(b)	.05	.01

Net realized and unrealized loss	(.09)	(.27)

Total from investment operations	(.04)	(.26)

Distributions to shareholders from:

Net investment income	(.06)	–

Net asset value, end of period	$9.37	$9.47

Total Return(c)	(.46)%	(2.67	)%(d)

Ratios to Average Net Assets:

Expenses, including expense reductions	1.36%	1.33	%(e)

Expenses, excluding expense reductions	1.36%	1.33	%(e)

Net investment income	.50%	.19	%(e)

Supplemental Data:
Net assets, end of period (000)	$213	$98

Portfolio turnover rate	25.00%	29.34%

(a)	Commencement of operations was 3/23/2010, SEC effective date was 9/14/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.

Financial Highlights

VALUE OPPORTUNITIES FUND

	Class A Shares
	Year Ended 10/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$14.45	$11.65	$ 9.91	$14.31	$12.43

Investment operations:

Net investment income (loss)(a)	(.05)	(.03)	(.04)	.04	.03

Net realized and unrealized gain (loss)	.83	2.83	1.80	(3.92)	2.23

Total from investment operations	.78	2.80	1.76	(3.88)	2.26

Distributions to shareholders from:

Net investment income	–	–	(.02)	(.01)	– (b)

Net realized gain	(.07)	–	–	(.51)	(.38)

Total distributions	(.07)	–	(.02)	(.52)	(.38)

Net asset value, end of year	$15.16	$14.45	$11.65	$ 9.91	$14.31

Total Return(c)	5.45%	24.03%	17.81%	(28.01)%	18.70%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.31%	1.34%	1.35%	1.34%	1.30%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.31%	1.34%	1.35%	1.33%	1.30%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.31%	1.34%	1.46%	1.44%	1.45%

Net investment income (loss)	(.29)%	(.19)%	(.34)%	.33%	.19%

Supplemental Data:
Net assets, end of year (000)	$883,444	$582,806	$250,435	$117,992	$145,765

Portfolio turnover rate	56.87%	69.83%	77.87%	83.92%	100.58%

(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

VALUE OPPORTUNITIES FUND

	Class B Shares
	Year Ended 10/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$14.03	$11.39	$ 9.74	$14.14	$12.37

Investment operations:

Net investment loss(a)	(.14)	(.11)	(.09)	(.04)	(.06)

Net realized and unrealized gain (loss)	.81	2.75	1.74	(3.85)	2.21

Total from investment operations	.67	2.64	1.65	(3.89)	2.15

Distributions to shareholders from:

Net realized gain	(.07)	–	–	(.51)	(.38)

Net asset value, end of year	$14.63	$14.03	$11.39	$ 9.74	$14.14

Total Return(b)	4.83%	23.18%	16.94%	(28.40)%	17.87%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.96%	1.99%	2.00%	1.99%	1.94%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.96%	1.99%	2.00%	1.99%	1.94%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.96%	1.99%	2.12%	2.09%	2.09%

Net investment loss	(.91)%	(.85)%	(.95)%	(.32)%	(.47)%

Supplemental Data:
Net assets, end of year (000)	$15,700	$19,110	$18,739	$14,239	$14,681

Portfolio turnover rate	56.87%	69.83%	77.87%	83.92%	100.58%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

VALUE OPPORTUNITIES FUND

	Class C Shares
	Year Ended 10/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$14.03	$11.39	$ 9.74	$14.14	$12.37

Investment operations:

Net investment loss(a)	(.14)	(.11)	(.10)	(.04)	(.06)

Net realized and unrealized gain (loss)	.80	2.75	1.75	(3.85)	2.21

Total from investment operations	.66	2.64	1.65	(3.89)	2.15

Distributions to shareholders from:

Net realized gain	(.07)	–	–	(.51)	(.38)

Net asset value, end of year	$14.62	$14.03	$11.39	$ 9.74	$14.14

Total Return(b)	4.76%	23.18%	17.06%	(28.47)%	17.87%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.96%	1.99%	2.00%	1.99%	1.94%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.96%	1.99%	2.00%	1.98%	1.94%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.96%	1.99%	2.11%	2.09%	2.10%

Net investment loss	(.95)%	(.83)%	(.97)%	(.33)%	(.48)%

Supplemental Data:
Net assets, end of year (000)	$263,798	$147,193	$79,527	$48,837	$59,609

Portfolio turnover rate	56.87%	69.83%	77.87%	83.92%	100.58%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

VALUE OPPORTUNITIES FUND

	Class F Shares
	Year Ended 10/31				9/28/2007(a) to 10/31/2007
	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$14.45	$11.62	$ 9.91	$14.31	$14.21

Investment operations:

Net investment income (loss)(b)	(.01)	.01	(.02)	.06	–	(c)

Net realized and unrealized gain (loss)	.83	2.82	1.78	(3.91)	.10

Total from investment operations	.82	2.83	1.76	(3.85)	.10

Distributions to shareholders from:

Net investment income	–	–	(.05)	(.04)	–

Net realized gain	(.07)	–	–	(.51)	–

Total distributions	(.07)	–	(.05)	(.55)	–

Net asset value, end of period	$15.20	$14.45	$11.62	$ 9.91	$14.31

Total Return(d)	5.73%	24.25%	18.12%	(27.81)%	.70	%(e)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.07%	1.10%	1.09%	1.09%	.10	%(e)

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.07%	1.10%	1.09%	1.09%	.10	%(e)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.07%	1.10%	1.20%	1.21%	.14	%(e)

Net investment income (loss)	(.06)%	.07%	(.19)%	.50%	.00	%(e)(f)

Supplemental Data:
Net assets, end of period (000)	$385,086	$168,415	$51,757	$4,157	$10

Portfolio turnover rate	56.87%	69.83%	77.87%	83.92%	100.58%

(a)	Commencement of operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Amount is less than .01%.

See Notes to Financial Statements.

Financial Highlights (continued)

VALUE OPPORTUNITIES FUND

	Class I Shares
	Year Ended 10/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$14.57	$11.70	$ 9.98	$14.39	$12.47

Investment operations:

Net investment income(a)	.01	.02	– (b)	.08	.06

Net realized and unrealized gain (loss)	.83	2.85	1.78	(3.93)	2.26

Total from investment operations	.84	2.87	1.78	(3.85)	2.32

Distributions to shareholders from:

Net investment income	–	–	(.06)	(.05)	(.02)

Net realized gain	(.07)	–	–	(.51)	(.38)

Total distributions	(.07)	–	(.06)	(.56)	(.40)

Net asset value, end of year	$15.34	$14.57	$11.70	$ 9.98	$14.39

Total Return(c)	5.82%	24.42%	18.27%	(27.77)%	19.11%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.97%	.99%	1.00%	.99%	.94%

Expenses, including expense reductions, management fee waived and expenses reimbursed	.97%	.99%	1.00%	.98%	.94%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.97%	.99%	1.12%	1.08%	1.15%

Net investment income	.06%	.16%	.03%	.67%	.46%

Supplemental Data:
Net assets, end of year (000)	$291,056	$190,103	$121,462	$74,335	$55,045

Portfolio turnover rate	56.87%	69.83%	77.87%	83.92%	100.58%

(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

VALUE OPPORTUNITIES FUND

	Class P Shares
	Year Ended 10/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$14.40	$11.62	$ 9.88	$14.28	$12.42

Investment operations:

Net investment income (loss)(a)	(.05)	(.04)	(.04)	.03	– (b)

Net realized and unrealized gain (loss)	.81	2.82	1.78	(3.91)	2.24

Total from investment operations	.76	2.78	1.74	(3.88)	2.24

Distributions to shareholders from:

Net investment income	–	–	–	(.01)	–

Net realized gain	(.07)	–	–	(.51)	(.38)

Total distributions	(.07)	–	–	(.52)	(.38)

Net asset value, end of year	$15.09	$14.40	$11.62	$ 9.88	$14.28

Total Return(c)	5.33%	23.92%	17.61%	(28.04)%	18.54%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.41%	1.44%	1.45%	1.44%	1.39%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.41%	1.44%	1.45%	1.43%	1.39%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.41%	1.44%	1.57%	1.53%	1.57%

Net investment income (loss)	(.35)%	(.29)%	(.39)%	.23%	.01%

Supplemental Data:
Net assets, end of year (000)	$3,392	$4,344	$3,445	$2,905	$4,795

Portfolio turnover rate	56.87%	69.83%	77.87%	83.92%	100.58%

(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

VALUE OPPORTUNITIES FUND

	Class R2 Shares
	Year Ended 10/31				9/28/2007(a) to 10/31/2007
	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$14.34	$11.59	$ 9.87	$14.30	$14.21

Investment operations:

Net investment income (loss)(b)	(.09)	(.06)	(.09)	.01	–	(c)

Net realized and unrealized gain (loss)	.83	2.81	1.81	(3.90)	.09

Total from investment operations	.74	2.75	1.72	(3.89)	.09

Distributions to shareholders from:

Net investment income	–	–	–	(.03)	–

Net realized gain	(.07)	–	–	(.51)	–

Total distributions	(.07)	–	–	(.54)	–

Net asset value, end of period	$15.01	$14.34	$11.59	$ 9.87	$14.30

Total Return(d)	5.21%	23.62%	17.53%	(28.14)%	.63	%(e)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.57%	1.60%	1.59%	1.58%	.12	%(e)

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.57%	1.60%	1.59%	1.58%	.12	%(e)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.57%	1.60%	1.68%	1.66%	.16	%(e)

Net investment income (loss)	(.58)%	(.42)%	(.83)%	.11%	(.02	)%(e)

Supplemental Data:
Net assets, end of period (000)	$8,804	$2,538	$1,466	$33	$10

Portfolio turnover rate	56.87%	69.83%	77.87%	83.92%	100.58%

(a)	Commencement of operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (concluded)

VALUE OPPORTUNITIES FUND

	Class R3 Shares
	Year Ended 10/31				9/28/2007(a) to 10/31/2007
	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$14.34	$11.58	$ 9.87	$14.30	$14.21

Investment operations:

Net investment income (loss)(b)	(.07)	(.04)	(.05)	.02	–	(c)

Net realized and unrealized gain (loss)	.83	2.80	1.78	(3.90)	.09

Total from investment operations	.76	2.76	1.73	(3.88)	.09

Distributions to shareholders from:

Net investment income	–	–	(.02)	(.04)	–

Net realized gain	(.07)	–	–	(.51)	–

Total distributions	(.07)	–	(.02)	(.55)	–

Net asset value, end of period	$15.03	$14.34	$11.58	$ 9.87	$14.30

Total Return(d)	5.35%	23.73%	17.69%	(28.08)%	.63	%(e)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.47%	1.49%	1.49%	1.49%	.12	%(e)

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.47%	1.49%	1.49%	1.49%	.12	%(e)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.47%	1.50%	1.61%	1.58%	.16	%(e)

Net investment income (loss)	(.47)%	(.31)%	(.50)%	.19%	(.02	)%(e)

Supplemental Data:
Net assets, end of period (000)	$64,504	$20,456	$4,227	$1,814	$10

Portfolio turnover rate	56.87%	69.83%	77.87%	83.92%	100.58%

(a)	Commencement of operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.

See Notes to Financial Statements.

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Securities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was organized as a Delaware statutory trust on February 26, 1993.

The Trust currently consists of ten funds. This report covers the following eight funds (separately, a “Fund” and collectively, the “Funds”) and their respective classes:

Funds	Classes
Lord Abbett Alpha Strategy Fund (“Alpha Strategy Fund”)	A, B, C, F, I, P, R2 and R3
Lord Abbett Fundamental Equity Fund (“Fundamental Equity Fund”)	A, B, C, F, I, P, R2 and R3
Lord Abbett Growth Leaders Fund (“Growth Leaders Fund”)*	A, C, F, I, R2 and R3
Lord Abbett International Core Equity Fund (“International Core Equity Fund”)	A, B, C, F, I, P, R2 and R3
Lord Abbett International Dividend Income Fund (“International Dividend Income Fund”)	A, B, C, F, I, R2 and R3
Lord Abbett International Opportunities Fund (“International Opportunities Fund”)	A, B, C, F, I, P, R2 and R3
Lord Abbett Large-Cap Value Fund (“Large Cap Value Fund”)	A, B, C, F, I, P, R2 and R3
Lord Abbett Value Opportunities Fund (“Value Opportunities Fund”)	A, B, C, F, I, P, R2 and R3

*	Commencement of operations was June 24, 2011; SEC effective date was June 15, 2011 and the date the shares first became available to the public was July 1, 2011.

As of the date of this report, Alpha Strategy Fund has not issued Class P shares and International Dividend Income Fund has not issued Class B shares. The Funds’ Class P shares are closed to substantially all investors, with certain exceptions as set forth in the Funds’ prospectus. The Funds no longer issue Class B shares for purchase.

Each of Alpha Strategy Fund’s, International Core Equity Fund’s, International Opportunities Fund’s, and Value Opportunities Fund’s investment objective is to seek long-term capital appreciation. Alpha Strategy Fund invests in other funds (“Underlying Funds”) managed by Lord, Abbett & Co. LLC (“Lord Abbett”). Fundamental Equity Fund’s investment objective is to seek long-term growth of capital and income without excessive fluctuations in market value. Growth Leaders Fund’s investment objective is to seek capital appreciation. Each of International Dividend Income Fund’s and Large Cap Value Fund’s investment objective is to seek a high level of total return.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent

Notes to Financial Statements (continued)

assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC (“NYSE”). Each Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Investments in the Underlying Funds are valued at their NAV each business day at the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statements of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns filed remains open for the fiscal years ended October 31, 2008 through October 31, 2011. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Notes to Financial Statements (continued)

(e)	Expenses–Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the Funds within the Trust on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2 and R3 shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of each Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in each Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies on each Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain (loss) on investments (net of foreign capital gains tax) and foreign currency related transactions on each Fund’s Statement of Operations. Each Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–International Core Equity Fund, International Dividend Income Fund and International Opportunities Fund may enter into forward foreign currency exchange contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or gain or reduce exposure to foreign currency for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies on each Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized gain (loss) on investments (net of foreign capital gains tax) and foreign currency related transactions on each Fund’s Statement of Operations.

(h)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

Notes to Financial Statements (continued)

(i)	When-Issued or Forward Transactions–Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by a Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at each Fund’s custodian in order to pay for the commitment. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(j)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments;

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements (continued)

The following is a summary of the inputs used as of October 31, 2011 in valuing each Fund’s investments carried at fair value:

	Alpha Strategy Fund				Fundamental Equity Fund
Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$–	$–	$–	$–	$4,304,219	$–	$–	$4,304,219
Investments in Underlying Funds	880,692	–	–	880,692	–	–	–	–
Repurchase Agreement	–	104	–	104	–	96,589	–	96,589
Total	$880,692	$104	$–	$880,796	$4,304,219	$96,589	$–	$4,400,808

	Growth Leaders Fund				International Core Equity Fund
Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$15,636	$–	$–	$15,636	$81,668	$754,610	$–	$836,278
Preferred Stocks	–	–	–	–	4,387	7,018	–	11,405
Total	$15,636	$–	$–	$15,636	$86,055	$761,628	$–	$847,683
Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$–	$–	$–	$–	$2,092	$–	$2,092
Liabilities	–	–	–	–	–	(2,085)	–	(2,085)
Total	$–	$–	$–	$–	$–	$7	$–	$7

	International Dividend Income Fund				International Opportunities Fund
Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$111,787	$724,987	$–	$836,774	$27,203	$286,191	$–	$313,394
Preferred Stocks	10,411	10,886	–	21,297	2,018	–	–	2,018
Repurchase Agreement	–	29,186	–	29,186	–	7,489	–	7,489
Total	$122,198	$765,059	$–	$887,257	$29,221	$293,680	$–	$322,901
Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$2,197	$–	$2,197	$–	$2,243	$–	$2,243
Liabilities	–	(3,558)	–	(3,558)	–	(2,600)	–	(2,600)
Total	$–	$(1,361)	$–	$(1,361)	$–	$(357)	$–	$(357)

	Large Cap Value Fund				Value Opportunities Fund
Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$38,080	$–	$–	$38,080	$1,837,295	$–	$–	$1,837,295
Repurchase Agreement	–	744	–	744	–	81,148	–	81,148
Total	$38,080	$744	$–	$38,824	$1,837,295	$81,148	$–	$1,918,443

*	See Schedule of Investments for fair values in each industry.

As of October 31, 2010, International Core Equity Fund, International Dividend Income Fund and International Opportunities Fund utilized the last sale or official closing price on the exchange or system on which the foreign securities are principally traded, which resulted in Level 1 inputs for all foreign securities. As of October 31, 2011, each Fund utilized adjusted valuations of foreign securities (as described in Note 2(a)) to more accurately reflect their fair value as of the close of regular trading on the NYSE, which resulted in Level 2 inputs for substantially all foreign securities. Accordingly, the valuations of substantially all foreign

Notes to Financial Statements (continued)

securities as of October 31, 2011 were categorized as Level 2 inputs. During the period ended October 31, 2011, substantially all foreign securities held by each Fund that were classified as Level 1 as of October 31, 2010 that remain on the portfolio as of October 31, 2011 were transferred from Level 1 to Level 2.

(k)	Disclosures about Derivative Instruments and Hedging Activities–International Core Equity Fund, International Dividend Income Fund and International Opportunities Fund entered into forward foreign currency exchange contracts during the fiscal year ended October 31, 2011 (as described in note 2(g)). A forward foreign currency exchange contract reduces each Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. Each Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and each Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. Each Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts.

As of October 31, 2011, International Core Equity Fund, International Dividend Income Fund and International Opportunities Fund had the following forward foreign currency exchange contracts:

	Asset Derivatives(1)	Liability Derivatives(2)
International Core Equity Fund	$2,091,497	$2,084,941
International Dividend Income Fund	2,197,409	3,558,372
International Opportunities Fund	2,242,574	2,599,635

	Net Realized Gain(3)	Net Change in Unrealized Depreciation(4)	Average Notional Amounts*(5)
International Core Equity Fund	$7,857,273	$(2,017,504)	$212,424,097
International Dividend Income Fund	695,903	(2,375,136)	216,124,696
International Opportunities Fund	4,726,754	(128,000)	100,395,013

*	Calculated based on the notional amounts for the fiscal year ended October 31, 2011.
(1)	Statements of Assets & Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(2)	Statements of Assets & Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.
(3)	Statements of Operations location: Net realized gain (loss) on investments (net of foreign capital gains tax) and foreign currency related transactions.
(4)	Statements of Operations location: Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies.
(5)	Amount represents notional amounts in U.S. dollars.

3.    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

Notes to Financial Statements (continued)

For the fiscal year ended October 31, 2011, the effective management fee, net of waivers, was based on each Fund’s average daily net assets at the following annualized rates:

	Effective Management Fee
Alpha Strategy Fund	.00%	(1)
Fundamental Equity Fund	.52%	(2)
Growth Leaders Fund	.00%	(3)
International Core Equity Fund	.45%	(4)
International Dividend Income Fund	.43%	(4)
International Opportunities Fund	.75%	(4)
Large Cap Value Fund	.40%	(5)
Value Opportunities Fund	.73%	(4)

(1)

Lord Abbett contractually agreed to waive its .10% management fee for the annual period through February 28, 2011. Effective March 1, 2011 and continuing through February 29, 2012, Lord Abbett contractually agreed to waive .05% of its management fee. Effective March 1, 2011, Lord Abbett also voluntarily agreed to waive an additional .05% of its management fee. Lord Abbett may discontinue or change the level of this voluntary waiver at any time.

(2)	The management fee for Fundamental Equity Fund is based on the Fund’s average daily net assets at the following annual rates:

First $200 million	.75%
Next $300 million	.65%
Over $500 million	.50%

(3)	The management fee for Growth Leaders Fund is based on the Fund’s average daily net assets at the following annual rates:

First $2 billion	.55%
Over $2 billion	.50%

(4)

The management fee for International Core Equity Fund, International Dividend Income Fund, International Opportunities Fund and Value Opportunities Fund is based on the average daily net assets at the following annual rates:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

(5)	The management fee for Large Cap Value Fund is based on the average daily net assets at the following annual rates:

First $2 billion	.40%
Next $3 billion	.375%
Over $5 billion	.35%

For the fiscal period ended October 31, 2011, and continuing through February 28, 2013, Lord Abbett contractually agreed to waive all or a portion of its management fee and, if necessary, reimburse the Growth Leaders Fund’s other expenses to the extent necessary so that the total net annual operating expenses for each class, excluding 12b-1 fees, do not exceed an annual rate of 0.50%.

For the fiscal year ended October 31, 2011, and continuing through February 29, 2012, Lord Abbett contractually agreed to waive all or a portion of its management fee and, if necessary, reimburse other expenses, to the extent necessary so that the total net annual operating expenses for each class, excluding 12b-1 fees, do not exceed the following annual rates:

Fund	Rate
International Core Equity Fund	.77%
International Dividend Income Fund	.77%
International Opportunities Fund	1.35%

Notes to Financial Statements (continued)

All contractual management fee waiver and expense reimbursement agreements between the Funds and Lord Abbett may be terminated only upon the approval of the Funds’ Board of Trustees.

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of each Fund’s average daily net assets. The Alpha Strategy Fund does not pay such a fee.

Alpha Strategy Fund has entered into a Servicing Arrangement with the Underlying Funds in which it invests (Lord Abbett Developing Growth Fund, Inc.; Lord Abbett Equity Trust (formerly, Lord Abbett Blend Trust) – Lord Abbett Small-Cap Blend Fund; Lord Abbett Research Fund, Inc. – Lord Abbett Small-Cap Value Fund; and Lord Abbett Securities Trust – Lord Abbett International Opportunities Fund, Lord Abbett Micro-Cap Growth Fund, Lord Abbett Micro-Cap Value Fund and Lord Abbett Value Opportunities Fund), pursuant to which each Underlying Fund will pay a portion of the expenses (excluding management fees and distribution and service fees) of Alpha Strategy Fund in proportion to the average daily value of total Underlying Fund shares owned by Alpha Strategy Fund. The expenses assumed by the Underlying Funds are reflected in Expenses assumed by Underlying Funds on Alpha Strategy Fund’s Statement of Operations and Receivables from affiliates on Alpha Strategy Fund’s Statement of Assets and Liabilities.

In addition, Fundamental Equity Fund, International Core Equity Fund, International Dividend Income Fund, International Opportunities Fund, and Value Opportunities Fund, along with certain other funds managed by Lord Abbett, have entered into a Servicing Arrangement with Lord Abbett Alpha Strategy Fund of Lord Abbett Securities Trust, Lord Abbett Balanced Strategy Fund, Lord Abbett Diversified Equity Strategy Fund, Lord Abbett Diversified Income Strategy Fund, and Lord Abbett Growth & Income Strategy Fund of Lord Abbett Investment Trust, and Lord Abbett Global Allocation Fund of Lord Abbett Global Fund, Inc. (each, a “Fund of Funds”), pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of each Fund of Funds in proportion to the average daily value of the Underlying Fund shares owned by each Fund of Funds. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy expense on each Fund’s Statement of Operations and Payable to affiliates on each Fund’s Statement of Assets and Liabilities.

As of October 31, 2011, the percentages of Fundamental Equity Fund’s, International Core Equity Fund’s, International Dividend Income Fund’s, International Opportunities Fund’s and Value Opportunities Fund’s outstanding shares owned by each Fund of Funds were as follows:

	Underlying Funds
Fund of Funds	Fundamental Equity Fund	International Core Equity Fund	International Dividend Income Fund	International Opportunities Fund	Value Opportunities Fund
Alpha Strategy Fund	–	–	–	50.43%	4.63%
Balanced Strategy Fund	–	7.32%	18.92%	–	–
Diversified Equity Strategy Fund	.38%	2.36%	–	4.03%	.90%
Diversified Income Strategy Fund	–	–	3.81%	–	–
Global Allocation Fund	–	1.07%	6.72%	1.89%	–
Growth & Income Strategy Fund	.70%	4.21%	9.25%	6.33%	1.79%

Notes to Financial Statements (continued)

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2 and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon each Fund’s average daily net assets as follows:

Fees*	Class A(1)	Class B(2)	Class C	Class F	Class P(3)	Class R2	Class R3
Service	.25%	.25%	.25%	–	.25%	.25%	.25%
Distribution	.10%	.75%	.75%	.10%	.20%	.35%	.25%

*	The Funds may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	Effective March 1, 2011, Class A 12b-1 fees for Alpha Strategy Fund were reduced to .25% (.25% service, .00% distribution) of the Fund’s average daily net assets.
(2)	International Dividend Income Fund has not issued Class B shares to date. Growth Leaders Fund does not offer Class B shares.
(3)	Fundamental Equity Fund, International Core Equity Fund, International Opportunities Fund, Large Cap Value Fund and Value Opportunities Fund only.

Class I shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended October 31, 2011:

	Distributor Commissions	Dealers’ Concessions
Alpha Strategy Fund	$333,852	$1,881,421
Fundamental Equity Fund	1,342,527	7,538,829
Growth Leaders Fund	2,611	15,622
International Core Equity Fund	226,297	1,196,455
International Dividend Income Fund	552,303	2,911,584
International Opportunities Fund	27,614	151,683
Large Cap Value Fund	25,359	137,214
Value Opportunities Fund	706,359	4,017,504

Distributor received the following amount of CDSCs for the fiscal year ended October 31, 2011:

	Class A	Class C
Alpha Strategy Fund	$3,424	$38,516
Fundamental Equity Fund	25,355	140,673
Growth Leaders Fund	–	–
International Core Equity Fund	8,121	9,609
International Dividend Income Fund	836	5,931
International Opportunities Fund	1,287	2,509
Large Cap Value Fund	11,093	965
Value Opportunities Fund	5,858	64,339

Two Trustees and certain of the Trust’s and officers have an interest in Lord Abbett.

4.    DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid quarterly for International Dividend Income Fund and annually for Alpha Strategy Fund, Fundamental Equity Fund, Growth Leaders Fund, International Core Equity Fund, International Opportunities Fund, Large Cap Value

Notes to Financial Statements (continued)

Fund, and Value Opportunities Fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

Distributions were declared on November 17, 2011 and paid on November 22, 2011 to shareholders of record on November 21, 2011. The approximate amounts were as follows:

	Net Investment Income	Net Long-Term Capital Gain
Fundamental Equity Fund	$8,733,000	$96,046,000
Growth Leaders Fund	6,000	–
Large Cap Value Fund	321,000	–
Value Opportunities Fund	–	7,161,000

Distributions were declared on December 14, 2011 and paid on December 16, 2011 to shareholders of record on December 15, 2011. The approximate amounts were as follows:

Net Investment Income
International Core Equity Fund	$16,446,000
International Dividend Income Fund	3,073,000
International Opportunities Fund	2,946,000

Distributions were declared on December 14, 2011 and paid on December 21, 2011 to shareholders of record on December 20, 2011. The approximate amounts were as follows:

Net Long-Term Capital Gain
Alpha Strategy Fund	$2,851,000

The tax character of distributions paid during the fiscal years ended October 31, 2011 and 2010 were as follows:

	Alpha Strategy Fund		Fundamental Equity Fund
	10/31/2011	10/31/2010	10/31/2011	10/31/2010
Distributions paid from:
Ordinary income	$–	$622,228	$7,992,067	$1,343,712
Net long-term capital gains	–	–	739,695	–
Total distributions paid	$–	$622,228	$8,731,762	$1,343,712

Notes to Financial Statements (continued)

	Growth Leaders Fund		International Core Equity Fund
	Period Ended 10/31/2011*	10/31/2010	10/31/2011	10/31/2010
Distributions paid from:
Ordinary income	$–	$–	$11,340,322	$5,933,629
Total distributions paid	$–	$–	$11,340,322	$5,933,629

	International Dividend Income Fund		International Opportunities Fund
	10/31/2011	10/31/2010	10/31/2011	10/31/2010
Distributions paid from:
Ordinary income	$29,648,003	$16,214,628	$2,108,439	$2,596,581
Total distributions paid	$29,648,003	$16,214,628	$2,108,439	$2,596,581

	Large Cap Value Fund		Value Opportunities Fund
	10/31/2011	10/31/2010	10/31/2011	10/31/2010
Distributions paid from:
Ordinary income	$203,870	$302,063	$–	$–
Net long-term capital gains	–	–	6,027,534	–
Total distributions paid	$203,870	$302,063	$6,027,534	$–

*	For the period June 24, 2011 (commencement of operations) through October 31, 2011.

As of October 31, 2011, the components of accumulated gains (losses) on a tax-basis were as follows:

	Alpha Strategy Fund	Fundamental Equity Fund
Undistributed long-term capital gains	$2,848,778	$96,043,001
Total undistributed earnings	$2,848,778	$96,043,001
Temporary differences	(58,035)	(487,999)
Unrealized gains – net	55,878,077	296,889,246
Total accumulated gains – net	$58,668,820	$392,444,248

	Growth Leaders Fund	International Core Equity Fund
Undistributed ordinary income – net	$4,051	$15,324,406
Total undistributed earnings	$4,051	$15,324,406
Capital loss carryforwards*	(395,696)	(333,522,733)
Temporary differences	–	(115,888)
Unrealized gains – net	153,405	16,763,325
Total accumulated losses – net	$(238,240)	$(301,550,890)

Notes to Financial Statements (continued)

	International Dividend Income Fund	International Opportunities Fund
Undistributed ordinary income – net	$3,376,126	$2,576,783
Total undistributed earnings	$3,376,126	$2,576,783
Capital loss carryforwards*	(21,271,164)	(70,110,759)
Temporary differences	(7,005)	(47,127)
Unrealized losses – net	(20,616,253)	(3,352,112)
Total accumulated losses – net	$(38,518,296)	$(70,933,215)

	Large Cap Value Fund	Value Opportunities Fund
Undistributed ordinary income – net	$233,282	$–
Undistributed long-term capital gains	–	7,154,976
Total undistributed earnings	$233,282	$7,154,976
Capital loss carryforwards*	(15,498,243)	–
Temporary differences	(7,558)	(26,882)
Unrealized gains – net	2,542,362	149,447,920
Total accumulated gains (losses) – net	$(12,730,157)	$156,576,014

*	As of October 31, 2011, the capital loss carryforwards, along with the related expiration dates, were as follows:

	2016	2017	Indefinite	Total
Growth Leaders Fund	$–	$–	$395,696	$395,696
International Core Equity Fund	101,070,389	232,452,344	–	333,522,733
International Dividend Income Fund	7,601,627	13,669,537	–	21,271,164
International Opportunities Fund	1,091,249	69,019,510	–	70,110,759
Large Cap Value Fund	1,549,841	13,948,402	–	15,498,243

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President of the United States. The Modernization Act includes numerous provisions that generally become effective for taxable years beginning after the date of enactment. With the exception of Growth Leaders Fund, management is currently assessing the impact of the Modernization Act as it relates to the Funds. Growth Leaders Fund commenced operations on June 24, 2011 and is therefore subject to the Modernization Act for the period ended October 31, 2011. Accordingly, capital losses will carry forward indefinitely and must retain their character as either short-term or long-term.

As of October 31, 2011, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Alpha Strategy Fund	Fundamental Equity Fund	Growth Leaders Fund
Tax cost	$824,918,228	$4,103,919,208	$15,482,302
Gross unrealized gain	73,179,208	464,805,178	224,766
Gross unrealized loss	(17,301,131)	(167,915,932)	(71,361)
Net unrealized security gain	$55,878,077	$296,889,246	$153,405

Notes to Financial Statements (continued)

	International Core Equity Fund	International Dividend Income Fund	International Opportunities Fund
Tax cost	$831,017,879	$907,860,979	$325,930,093
Gross unrealized gain	68,123,920	14,825,928	27,520,468
Gross unrealized loss	(51,458,970)	(35,429,988)	(30,549,188)
Net unrealized security gain (loss)	$16,664,950	$(20,604,060)	$(3,028,720)

	Large Cap Value Fund	Value Opportunities Fund
Tax cost	$36,281,651	$1,768,995,246
Gross unrealized gain	3,937,981	217,310,716
Gross unrealized loss	(1,395,619)	(67,862,796)
Net unrealized security gain	$2,542,362	$149,447,920

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities and wash sales.

Permanent items identified during the fiscal year ended October 31, 2011 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital
Alpha Strategy Fund	$2,551,723	$–	$(2,551,723)
Fundamental Equity Fund	683,177	(683,177)	–
Growth Leaders Fund	8,061	–	(8,061)
International Core Equity Fund	(1,525,913)	1,525,913	–
International Dividend Income Fund	1,687,002	(1,687,002)	–
International Opportunities Fund	687,021	(882,603)	195,582
Large Cap Value Fund	(39)	39	–
Value Opportunities Fund	5,291,229	550,831	(5,842,060)

The permanent differences are attributable to the tax treatment of net investment losses, certain distributions, certain expenses, foreign currency transactions and certain securities.

Notes to Financial Statements (continued)

5.    PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended October 31, 2011 were as follows:

	Purchases	Sales
Alpha Strategy Fund	$103,022,254	$64,452,596
Fundamental Equity Fund	3,328,966,504	2,177,776,016
Growth Leaders Fund	40,178,289	24,300,291
International Core Equity Fund	817,721,465	848,445,514
International Dividend Income Fund	1,061,674,764	582,876,881
International Opportunities Fund	389,344,883	398,233,933
Large Cap Value Fund	11,820,426	17,727,435
Value Opportunities Fund	1,709,862,839	930,784,534

There were no purchases or sales of U.S. Government securities for the fiscal year ended October 31, 2011.

6.    TRUSTEES’ REMUNERATION

The Trust’s officers and the two Trustees who are associated with Lord Abbett do not receive any compensation from the Trust for serving in such capacities. Outside Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Trustees under which outside Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statements of Operations and in Trustees’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.    EXPENSE REDUCTIONS

The Trust has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

8.    LINE OF CREDIT

The Funds, except for Alpha Strategy Fund and Growth Leaders Fund, and certain other funds managed by Lord Abbett have available an unsecured revolving credit facility (“Facility”) from State Street Bank and Trust Company (“SSB”), to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Facility is renewed annually under terms that depend on market conditions at the time of the renewal. The amount available under the Facility is $200,000,000. The annual fee to maintain the Facility (of which each participating fund pays its pro rata share based on the net assets of each participating fund) is .15% of the amount available under the Facility. This amount is included in Other expenses on the Funds’ Statements of Operations. In connection with the annual renewal period that commenced December 4, 2009, the Funds paid an upfront commitment fee of .05%, which was amortized through Other expenses on the Statements of Operations over the annual period of the Facility.

Notes to Financial Statements (continued)

On November 22, 2010, the Funds and certain other funds managed by Lord Abbett entered into a short term extension of the Facility through February 2, 2011. On February 3, 2011, the Facility was renewed for an annual period by the Funds and certain other funds managed by Lord Abbett. The amount available under the Facility remained the same. The annual fee to maintain the Facility was reduced from .15% to .125% and the upfront commitment fee of .05% was removed. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement. During the fiscal year ended October 31, 2011, a participating fund managed by Lord Abbett utilized the Facility and fully repaid its borrowings. As of October 31, 2011, there were no loans outstanding pursuant to this Facility.

9.    CUSTODIAN AND ACCOUNTING AGENT

SSB is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

10.    TRANSACTIONS WITH AFFILIATED ISSUERS

An affiliated issuer is one in which a Fund has ownership of at least 5% of the outstanding voting securities of the underlying issuer at any point during the fiscal year or any company which is under common ownership or control. The Alpha Strategy Fund had the following transactions with affiliated issuers (i.e., the Underlying Funds) during the fiscal year ended October 31, 2011:

Affiliated Issuer	Balance of Shares Held at 10/31/2010	Gross Additions	Gross Sales	Balance of Shares Held at 10/31/2011	Value at 10/31/2011	Net Realized Gain (loss) 11/1/2010 to 10/31/2011	Dividend Income 11/1/2010 to 10/31/2011
Lord Abbett Developing Growth Fund, Inc. – Class I	8,321,160	186,250	(691,579)	7,815,831	$176,794,093	$6,619,215	$–
Lord Abbett Securities Trust – International Opportunities Fund – Class I	13,081,961	2,602,510	(1,984,185)	13,700,286	168,513,514	7,903,890	1,258,773
Lord Abbett Securities Trust – Micro-Cap Growth Fund – Class I	5,314,492	312,992	(268,044)	5,359,440	88,591,548	154,758	–
Lord Abbett Securities Trust – Micro-Cap Value Fund – Class I	3,252,429	588,179	(136,681)	3,703,927	87,079,335	(297,588)	–
Lord Abbett Equity Trust (formerly, Lord Abbett Blend Trust) – Small-Cap Blend Fund – Class I	5,532,997	510,028	(244,347)	5,798,678	90,227,435	(1,056,221)	–
Lord Abbett Research Fund, Inc. – Small-Cap Value Fund – Class I	5,330,980	647,742	(189,652)	5,789,070	179,403,279	2,973,595	474,600
Lord Abbett Securities Trust – Value Opportunities Fund – Class I	5,357,688	822,488	(307,762)	5,872,414	90,082,830	434,518 (a)	–
					$880,692,034	$16,732,167	$1,733,373

(a)	Includes $405,375 of distributed capital gains.

Notes to Financial Statements (continued)

11.    INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies in which the Funds invest. If a Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Large company stocks, in which each of the Fundamental Equity Fund, Growth Leaders Fund and Large Cap Value Fund invest, may perform differently than the market as a whole and other types of stocks, such as small company stocks. Small and mid-sized company stocks, in which Value Opportunities Fund invests, may also perform differently than the market as a whole and other types of stocks, such as large-company stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of a particular value stock for a long time. The small and mid-sized company stocks in which Value Opportunities Fund invests may be less able to weather economic shifts or other adverse developments than those of larger, more established companies.

In addition, although each of the Fundamental Equity Fund and Growth Leaders Fund invests a significant portion of its assets in large-cap company stocks, it also invests in mid-cap and small-cap company stocks, which may be more volatile and less liquid than large-cap stocks.

In general, Growth Leaders Fund employs a growth investing style and Fundamental Equity Fund, Large Cap Value Fund, and Value Opportunities Fund employ a value investing style. Growth stocks generally are more volatile than value stocks. The price of value stocks may lag the market for long periods of time.

International Core Equity Fund is subject to the risks of investing in foreign securities, the securities of large foreign companies, and derivatives. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls.

International Dividend Income Fund is also subject to the risks of investing in foreign securities, dividend yielding stocks, and derivatives. Foreign securities may pose greater risks than domestic securities, including price fluctuations and higher transaction costs. These risks are generally greater for securities issued by companies in emerging market companies. Dividend paying stocks may be sensitive to changes in market interest rates, and the prices of such stocks may decline as rates rise. The International Dividend Income Fund may be subject to the volatility of stocks that have high dividends per share due to recent decreases in their share prices. The International Dividend Income Fund may invest a significant portion of its assets in small and mid-sized companies that may be less able to weather economic shifts or other adverse developments than larger, more established companies.

International Opportunities Fund is also subject to the risks of investing in foreign securities, the securities of small-cap companies, and derivatives. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls. Investing in small-cap companies generally involves greater risks than investing in the stocks of large-cap companies, including more volatility and less liquidity.

Notes to Financial Statements (continued)

Alpha Strategy Fund’s investments are concentrated in the Underlying Funds and, as a result, the Fund’s performance is directly related to their performance and subject to their risks, including those associated with foreign investments and small-cap companies.

Due to their investments in multinational and foreign companies, Fundamental Equity Fund, Growth Leaders Fund, Large Cap Value Fund, Value Opportunities Fund, and Alpha Strategy Fund may experience increased market, liquidity, currency, political, information and other risks.

Each Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with investing directly in securities and other investments.

These factors can affect each Fund’s performance.

12.    SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

Alpha Strategy Fund	Year Ended October 31, 2011		Year Ended October 31, 2010
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	6,640,241	$159,946,305	7,400,634	$145,968,287
Converted from Class B*	102,248	2,504,396	151,473	2,936,219
Reinvestment of distributions	–	–	19,837	378,496
Shares reacquired	(6,159,141)	(145,994,284)	(6,339,701)	(122,439,579)
Increase	583,348	$16,456,417	1,232,243	$26,843,423

Class B Shares
Shares sold	54,091	$1,232,992	217,187	$3,975,980
Shares reacquired	(295,959)	(6,641,009)	(356,521)	(6,660,952)
Converted to Class A*	(108,324)	(2,504,396)	(159,505)	(2,936,219)
Decrease	(350,192)	$(7,912,413)	(298,839)	$(5,621,191)

Class C Shares
Shares sold	2,626,226	$59,639,136	3,139,551	$58,353,354
Shares reacquired	(2,190,655)	(48,656,526)	(2,292,785)	(42,225,950)
Increase	435,571	$10,982,610	846,766	$16,127,404

Class F Shares
Shares sold	3,732,518	$89,435,955	5,277,445	$102,635,788
Reinvestment of distributions	–	–	1,801	34,257
Shares reacquired	(2,973,729)	(70,809,906)	(1,515,972)	(29,880,722)
Increase	758,789	$18,626,049	3,763,274	$72,789,323

Class I Shares
Shares sold	549,071	$13,510,835	577,711	$10,997,241
Reinvestment of distributions	–	–	3,737	71,480
Shares reacquired	(527,852)	(13,290,638)	(108,811)	(2,169,710)
Increase	21,219	$220,197	472,637	$8,899,011

Notes to Financial Statements (continued)

Alpha Strategy Fund	Year Ended October 31, 2011		Year Ended October 31, 2010
Class R2 Shares	Shares	Amount	Shares	Amount
Shares sold	70,443	$1,636,829	112,908	$2,193,904
Shares reacquired	(78,320)	(1,953,815)	(38,636)	(753,522)
Increase (decrease)	(7,877)	$(316,986)	74,272	$1,440,382

Class R3 Shares
Shares sold	607,348	$14,384,718	975,084	$19,112,064
Reinvestment of distributions	–	–	176	3,337
Shares reacquired	(464,862)	(11,200,200)	(328,687)	(6,410,660)
Increase	142,486	$3,184,518	646,573	$12,704,741

Fundamental Equity Fund	Year Ended October 31, 2011		Year Ended October 31, 2010
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	80,101,819	$1,038,519,597	34,959,824	$390,476,248
Converted from Class B*	1,429,972	18,358,256	1,255,441	13,967,919
Reinvestment of distributions	431,589	5,179,024	59,842	632,526
Shares reacquired	(47,379,706)	(601,962,789)	(46,537,038)	(513,825,313)
Increase (decrease)	34,583,674	$460,094,088	(10,261,931)	$(108,748,620)

Class B Shares
Shares sold	467,149	$5,797,056	1,078,163	$11,380,944
Shares reacquired	(2,479,322)	(30,525,253)	(3,409,284)	(36,376,875)
Converted to Class A*	(1,500,727)	(18,358,256)	(1,311,790)	(13,967,919)
Decrease	(3,512,900)	$(43,086,453)	(3,642,911)	$(38,963,850)

Class C Shares
Shares sold	26,481,110	$330,738,446	12,927,392	$137,645,640
Shares reacquired	(10,881,312)	(131,285,633)	(10,367,812)	(109,477,856)
Increase	15,599,798	$199,452,813	2,559,580	$28,167,784

Class F Shares
Shares sold	47,488,655	$613,663,776	20,345,349	$224,042,797
Reinvestment of distributions	113,052	1,349,838	8,302	87,339
Shares reacquired	(19,856,321)	(244,823,681)	(3,980,520)	(44,208,603)
Increase	27,745,386	$370,189,933	16,373,131	$179,921,533

Class I Shares
Shares sold	15,499,795	$201,042,105	4,896,216	$52,456,024
Reinvestment of distributions	85,242	1,026,317	42,088	446,140
Shares reacquired	(9,643,350)	(117,946,920)	(1,204,891)	(13,383,209)
Increase	5,941,687	$84,121,502	3,733,413	$39,518,955

Notes to Financial Statements (continued)

Fundamental Equity Fund	Year Ended October 31, 2011		Year Ended October 31, 2010
Class P Shares	Shares	Amount	Shares	Amount
Shares sold	701,531	$8,975,649	580,910	$6,363,623
Reinvestment of distributions	5,136	60,973	–	–
Shares reacquired	(784,591)	(10,161,435)	(951,044)	(10,472,990)
Decrease	(77,924)	$(1,124,813)	(370,134)	$(4,109,367)

Class R2 Shares
Shares sold	1,743,023	$22,258,410	288,081	$3,190,125
Reinvestment of distributions	327	3,877	–	–
Shares reacquired	(499,848)	(6,429,314)	(30,019)	(334,538)
Increase	1,243,502	$15,832,973	258,062	$2,855,587

Class R3 Shares
Shares sold	11,864,112	$152,455,028	5,326,961	$59,183,895
Reinvestment of distributions	12,471	148,520	114	1,200
Shares reacquired	(3,043,492)	(39,766,256)	(2,455,129)	(27,587,170)
Increase	8,833,091	$112,837,292	2,871,946	$31,597,925

Growth Leaders Fund	Period Ended October 31, 2011†
Class A Shares	Shares	Amount
Shares sold	741,893	$11,010,377
Shares reacquired	(198,386)	(2,795,313)
Increase	543,507	$8,215,064

Class C Shares
Shares sold	12,760	$177,222
Shares reacquired	(674)	(9,649)
Increase	12,086	$167,573

Class F Shares
Shares sold	564,988	$8,008,604
Shares reacquired	(151,971)	(2,179,817)
Increase	413,017	$5,828,787

Class I Shares
Shares sold	176,705	$2,578,224
Shares reacquired	(42,191)	(541,779)
Increase	134,514	$2,036,445

Class R2 Shares
Shares sold	669	$10,037
Increase	669	$10,037

Notes to Financial Statements (continued)

Growth Leaders Fund	Period Ended October 31, 2011†
Class R3 Shares	Shares	Amount
Shares sold	669	$10,037
Increase	669	$10,037

International Core Equity Fund	Year Ended October 31, 2011		Year Ended October 31, 2010
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	5,431,077	$66,865,824	8,651,626	$97,928,521
Converted from Class B*	172,770	2,118,045	198,674	2,225,987
Reinvestment of distributions	461,749	5,504,062	336,743	3,822,033
Shares reacquired	(11,716,592)	(142,642,633)	(15,757,145)	(175,882,091)
Decrease	(5,650,996)	$(68,154,702)	(6,570,102)	$(71,905,550)

Class B Shares
Shares sold	97,051	$1,185,490	462,517	$5,225,824
Reinvestment of distributions	12,172	143,389	5,198	58,333
Shares reacquired	(707,349)	(8,467,456)	(918,272)	(10,079,395)
Converted to Class A*	(175,248)	(2,118,045)	(201,555)	(2,225,987)
Decrease	(773,374)	$(9,256,622)	(652,112)	$(7,021,225)

Class C Shares
Shares sold	624,087	$7,558,239	1,313,964	$14,721,059
Reinvestment of distributions	25,820	304,674	10,481	117,809
Shares reacquired	(2,157,857)	(25,964,464)	(3,216,799)	(35,491,068)
Decrease	(1,507,950)	$(18,101,551)	(1,892,354)	$(20,652,200)

Class F Shares
Shares sold	5,902,735	$71,196,973	2,368,795	$26,243,314
Reinvestment of distributions	33,906	401,453	2,217	25,001
Shares reacquired	(1,309,583)	(15,900,801)	(599,060)	(6,568,988)
Increase	4,627,058	$55,697,625	1,771,952	$19,699,327

Class I Shares
Shares sold	6,056,012	$73,817,288	9,476,441	$98,771,323
Reinvestment of distributions	364,403	4,361,900	145,794	1,662,058
Shares reacquired	(8,650,892)	(104,247,092)	(2,598,419)	(28,826,762)
Increase (decrease)	(2,230,477)	$(26,067,904)	7,023,816	$71,606,619

Class P Shares
Shares sold	17,278	$210,353	59,324	$675,161
Reinvestment of distributions	485	5,747	363	4,096
Shares reacquired	(122,264)	(1,508,434)	(77,108)	(870,324)
Decrease	(104,501)	$(1,292,334)	(17,421)	$(191,067)

Notes to Financial Statements (continued)

International Core Equity Fund	Year Ended October 31, 2011		Year Ended October 31, 2010
Class R2 Shares	Shares	Amount	Shares	Amount
Shares sold	19,620	$246,233	47,959	$521,301
Reinvestment of distributions	151	1,801	3	31
Shares reacquired	(8,775)	(99,504)	(1,659)	(18,342)
Increase	10,996	$148,530	46,303	$502,990

Class R3 Shares
Shares sold	575,644	$6,978,300	864,876	$9,592,144
Reinvestment of distributions	9,577	112,908	965	10,850
Shares reacquired	(308,676)	(3,767,218)	(127,013)	(1,376,765)
Increase	276,545	$3,323,990	738,828	$8,226,229

International Dividend Income Fund	Year Ended October 31, 2011		Year Ended October 31, 2010
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	22,238,700	$187,313,303	14,630,802	$120,785,029
Reinvestment of distributions	1,162,728	9,775,690	535,912	4,184,584
Shares reacquired	(6,836,394)	(58,116,906)	(2,786,194)	(22,327,520)
Increase	16,565,034	$138,972,087	12,380,520	$102,642,093

Class C Shares
Shares sold	1,850,727	$15,281,234	1,260,081	$10,434,520
Reinvestment of distributions	70,621	592,985	29,797	230,808
Shares reacquired	(651,210)	(5,483,306)	(246,967)	(1,999,889)
Increase	1,270,138	$10,390,913	1,042,911	$8,665,439

Class F Shares
Shares sold	3,229,799	$27,029,321	2,140,719	$17,682,599
Reinvestment of distributions	68,361	572,480	17,500	136,236
Shares reacquired	(1,364,580)	(11,432,859)	(899,865)	(7,041,658)
Increase	1,933,580	$16,168,942	1,258,354	$10,777,177

Class I Shares
Shares sold	40,893,914	$334,834,823	4,034,661	$33,410,114
Reinvestment of distributions	1,957,711	16,310,360	1,382,501	10,892,962
Shares reacquired	(2,668,858)	(23,193,268)	(2,174,410)	(17,562,160)
Increase	40,182,767	$327,951,915	3,242,752	$26,740,916

Class R2 Shares
Shares sold	884	$7,335	–	$–
Reinvestment of distributions	50	433	43	340
Increase	934	$7,768	43	$340

Notes to Financial Statements (continued)

International Dividend Income Fund	Year Ended October 31, 2011		Year Ended October 31, 2010
Class R3 Shares	Shares	Amount	Shares	Amount
Shares sold	30,256	$248,185	11,412	$100,555
Reinvestment of distributions	1,149	9,575	407	3,175
Shares reacquired	(2,564)	(23,221)	(96)	(834)
Increase	28,841	$234,539	11,723	$102,896

International Opportunities Fund	Year Ended October 31, 2011		Year Ended October 31, 2010
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	1,150,691	$15,035,819	1,461,313	$16,441,084
Converted from Class B*	107,995	1,412,156	110,888	1,255,097
Reinvestment of distributions	28,802	373,845	63,475	705,227
Shares reacquired	(1,944,941)	(25,406,734)	(2,611,924)	(29,139,655)
Decrease	(657,453)	$(8,584,914)	(976,248)	$(10,738,247)

Class B Shares
Shares sold	31,006	$395,816	145,394	$1,558,758
Reinvestment of distributions	–	–	3,849	40,821
Shares reacquired	(257,614)	(3,202,108)	(542,632)	(5,779,790)
Converted to Class A*	(113,693)	(1,412,156)	(116,460)	(1,255,097)
Decrease	(340,301)	$(4,218,448)	(509,849)	$(5,435,308)

Class C Shares
Shares sold	198,688	$2,457,879	313,777	$3,370,300
Reinvestment of distributions	–	–	6,303	66,497
Shares reacquired	(461,967)	(5,736,735)	(816,894)	(8,648,943)
Decrease	(263,279)	$(3,278,856)	(496,814)	$(5,212,146)

Class F Shares
Shares sold	66,658	$872,261	90,418	$991,054
Reinvestment of distributions	549	7,072	74	813
Shares reacquired	(61,873)	(790,038)	(53,630)	(587,687)
Increase	5,334	$89,295	36,862	$404,180

Class I Shares
Shares sold	3,731,275	$50,794,344	3,711,401	$42,385,602
Reinvestment of distributions	127,433	1,691,087	152,278	1,728,360
Shares reacquired	(4,065,081)	(52,681,810)	(910,369)	(10,399,884)
Increase (decrease)	(206,373)	$(196,379)	2,953,310	$33,714,078

Class P Shares
Shares sold	8,696	$113,721	8,790	$102,836
Reinvestment of distributions	223	2,941	468	5,289
Shares reacquired	(10,434)	(143,808)	(12,332)	(140,483)
Decrease	(1,515)	$(27,146)	(3,074)	$(32,358)

Notes to Financial Statements (continued)

International Opportunities Fund	Year Ended October 31, 2011		Year Ended October 31, 2010
Class R2 Shares	Shares	Amount	Shares	Amount
Shares sold	861	$11,208	3,750	$41,515
Reinvestment of distributions	7	92	35	382
Shares reacquired	(408)	(5,415)	(4,808)	(52,508)
Increase (decrease)	460	$5,885	(1,023)	$(10,611)

Class R3 Shares
Shares sold	294,165	$3,814,400	254,546	$2,821,615
Reinvestment of distributions	1,137	14,582	522	5,737
Shares reacquired	(101,985)	(1,321,638)	(71,967)	(794,458)
Increase	193,317	$2,507,344	183,101	$2,032,894

Large Cap Value Fund	Year Ended October 31, 2011		Year Ended October 31, 2010
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	983,291	$10,025,497	840,555	$7,775,860
Converted from Class B*	32,060	316,400	40,564	368,454
Reinvestment of distributions	11,199	106,052	17,821	161,815
Shares reacquired	(1,178,029)	(11,810,505)	(1,170,207)	(10,640,672)
Decrease	(151,479)	$(1,362,556)	(271,267)	$(2,334,543)

Class B Shares
Shares sold	29,810	$302,588	71,465	$640,022
Reinvestment of distributions	–	–	95	855
Shares reacquired	(69,656)	(703,388)	(72,630)	(650,363)
Converted to Class A*	(32,613)	(316,400)	(41,188)	(368,454)
Decrease	(72,459)	$(717,200)	(42,258)	$(377,940)

Class C Shares
Shares sold	180,158	$1,784,361	168,589	$1,527,546
Reinvestment of distributions	–	–	623	5,596
Shares reacquired	(157,374)	(1,528,827)	(245,620)	(2,212,123)
Increase (decrease)	22,784	$255,534	(76,408)	$(678,981)

Class F Shares
Shares sold	61,863	$636,347	47,735	$447,711
Reinvestment of distributions	130	1,232	23	202
Shares reacquired	(33,857)	(330,788)	(8,631)	(78,903)
Increase	28,136	$306,791	39,127	$369,010

Class I Shares
Shares sold	138,089	$1,491,957	240,730	$2,132,470
Reinvestment of distributions	7,356	69,885	10,563	96,228
Shares reacquired	(705,618)	(6,548,186)	(544,417)	(5,015,847)
Decrease	(560,173)	$(4,986,344)	(293,124)	$(2,787,149)

Notes to Financial Statements (continued)

Large Cap Value Fund	Year Ended October 31, 2011		Year Ended October 31, 2010
Class P Shares	Shares	Amount	Shares	Amount
Shares sold	– (a)	$1	– (a)	$1
Reinvestment of distributions	5	45	7.366	65
Increase	5	$46	7.366	$66

			Period Ended October 31, 2010††
Class R2 Shares	Shares	Amount	Shares	Amount
Shares sold	–	$–	1,030.438	$10,026
Reinvestment of distributions	4	34	–	–
Increase	4	$34	1,030.438	$10,026

Class R3 Shares
Shares sold	16,837	$171,072	11,185	$102,520
Reinvestment of distributions	66	631	–	–
Shares reacquired	(4,617)	(47,871)	(780)	(7,242)
Increase	12,286	$123,832	10,405	$95,278
Value Opportunities Fund	Year Ended October 31, 2011		Year Ended October 31, 2010
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	40,572,808	$642,999,510	33,623,998	$440,905,479
Converted from Class B*	116,216	1,851,249	340,891	4,574,819
Reinvestment of distributions	195,812	2,841,224	–	–
Shares reacquired	(22,941,658)	(347,588,834)	(15,122,082)	(201,738,694)
Increase	17,943,178	$300,103,149	18,842,807	$243,741,604

Class B Shares
Shares sold	119,334	$1,826,992	380,987	$4,930,904
Reinvestment of distributions	5,846	82,368	–	–
Shares reacquired	(293,484)	(4,383,470)	(315,166)	(4,056,029)
Converted to Class A*	(119,985)	(1,851,249)	(349,607)	(4,574,819)
Decrease	(288,289)	$(4,325,359)	(283,786)	$(3,699,944)

Class C Shares
Shares sold	10,347,523	$160,773,372	5,068,716	$66,602,722
Reinvestment of distributions	43,442	611,665	–	–
Shares reacquired	(2,843,088)	(42,098,995)	(1,562,977)	(20,167,959)
Increase	7,547,877	$119,286,042	3,505,739	$46,434,763

Class F Shares
Shares sold	22,230,832	$355,426,842	9,453,046	$127,537,837
Reinvestment of distributions	43,212	627,438	–	–
Shares reacquired	(8,596,138)	(131,399,436)	(2,253,790)	(29,986,571)
Increase	13,677,906	$224,654,844	7,199,256	$97,551,266

Notes to Financial Statements (concluded)

Value Opportunities Fund	Year Ended October 31, 2011		Year Ended October 31, 2010
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	10,069,306	$164,687,851	3,126,931	$41,646,464
Reinvestment of distributions	65,097	952,376	–	–
Shares reacquired	(4,207,704)	(65,816,748)	(454,765)	(6,042,698)
Increase	5,926,699	$99,823,479	2,672,166	$35,603,766

Class P Shares
Shares sold	94,923	$1,521,886	91,706	$1,245,637
Reinvestment of distributions	1,286	18,586	–	–
Shares reacquired	(173,146)	(2,767,227)	(86,429)	(1,139,165)
Increase (decrease)	(76,937)	$(1,226,755)	5,277	$106,472

Class R2 Shares
Shares sold	554,464	$8,612,420	95,943	$1,281,765
Reinvestment of distributions	524	7,548	–	–
Shares reacquired	(145,378)	(2,272,836)	(45,462)	(582,066)
Increase	409,610	$6,347,132	50,481	$699,699

Class R3 Shares
Shares sold	3,878,230	$60,498,976	1,388,482	$18,281,425
Reinvestment of distributions	6,944	100,002	–	–
Shares reacquired	(1,018,897)	(16,018,989)	(327,412)	(4,386,211)
Increase	2,866,277	$44,579,989	1,061,070	$13,895,214

*

Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

†	For the period June 24, 2011 (commencement of operations) to October 31, 2011.
††	For the period March 23, 2010 (commencement of operations) to October 31, 2010.
(a)	Value is less than 1 share.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Lord Abbett Securities Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Lord Abbett Alpha Strategy Fund, Lord Abbett Fundamental Equity Fund, Lord Abbett Growth Leaders Fund, Lord Abbett International Core Equity Fund, Lord Abbett International Dividend Income Fund, Lord Abbett International Opportunities Fund, Lord Abbett Large-Cap Value Fund and Lord Abbett Value Opportunities Fund, (collectively, the “Funds”) eight of the portfolios constituting the Lord Abbett Securities Trust (the “Trust) as of October 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2011, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

December 21, 2011

Investments in Underlying Funds (unaudited)

Alpha Strategy Fund invests in Underlying Funds managed by Lord Abbett. As of October 31, 2011, Alpha Strategy Fund’s long-term investments were allocated among the Underlying Funds as follows:

Underlying Fund Name	% of Investments
Lord Abbett Developing Growth Fund, Inc. – Class I	20.07%
Lord Abbett Securities Trust – Lord Abbett International Opportunities Fund – Class I	19.13%
Lord Abbett Securities Trust – Lord Abbett Micro-Cap Growth Fund – Class I	10.06%
Lord Abbett Securities Trust – Lord Abbett Micro-Cap Value Fund – Class I	9.89%
Lord Abbett Equity Trust (formerly, Lord Abbett Blend Trust) – Lord Abbett Small-Cap Blend Fund – Class I	10.25%
Lord Abbett Research Fund, Inc. – Lord Abbett Small-Cap Value Fund – Class I	20.37%
Lord Abbett Securities Trust – Lord Abbett Value Opportunities Fund – Class I	10.23%

The Ten Largest Holdings and the Holdings by Sector, as of October 31, 2011, for each Underlying Fund are presented below. Each Underlying Fund’s annual and semiannual reports, which are sent to shareholders and filed with the SEC, contain information about the Fund’s portfolio holdings, including a complete schedule of holdings. A complete schedule of holdings for each Underlying Fund is also filed with the SEC on Form N-Q as of the end of each respective Underlying Fund’s first and third quarters. In addition, on or about the first day of the second month following each calendar quarter-end, each Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The information for the most recently ended calendar quarter may be viewed at www.lordabbett.com or requested at no charge by calling Lord Abbett at 888-522-2388.

Lord Abbett Developing Growth Fund, Inc.

Ten Largest Holdings	% of Investments
Endologix, Inc.	2.12%
Clean Harbors, Inc.	1.92%
NetSuite, Inc.	1.90%
Under Armour, Inc. Class A	1.83%
Cubist Pharmaceuticals, Inc.	1.82%
Fortinet, Inc.	1.77%
Deckers Outdoor Corp.	1.76%
Tempur-Pedic International, Inc.	1.75%
SolarWinds, Inc.	1.75%
Robbins & Myers, Inc.	1.74%

Investments in Underlying Funds (unaudited)(continued)

Holdings by Sector*	% of Investments
Consumer Discretionary	16.97%
Consumer Staples	1.27%
Energy	8.61%
Financials	8.48%
Health Care	14.49%
Industrials	16.99%
Information Technology	30.17%
Materials	1.34%
Short-Term Investment	1.68%
Total	100.00%

*	A sector may comprise several industries.

Lord Abbett Securities Trust – International Opportunities Fund

Ten Largest Holdings	% of Investments
Intrum Justitia AB	2.82%
FP Corp.	1.99%
Gemalto NV	1.99%
Don Quijote Co., Ltd.	1.87%
Incitec Pivot Ltd.	1.79%
Afren plc	1.65%
Dragon Oil plc	1.64%
Ebro Foods SA	1.56%
3i Group plc	1.55%
Elia System Operator SA	1.53%

Holdings by Sector*	% of Investments
Consumer Discretionary	17.34%
Consumer Staples	8.99%
Energy	8.11%
Financials	13.23%
Health Care	2.66%
Industrials	23.97%
Information Technology	10.65%
Materials	9.45%
Telecommunication Services	0.72%
Utilities	2.56%
Short-Term Investment	2.32%
Total	100.00%

*	A sector may comprise several industries.

Investments in Underlying Funds (unaudited)(continued)

Lord Abbett Securities Trust – Micro Cap Growth Fund

Ten Largest Holdings	% of Investments
Liquidity Services, Inc.	2.55%
Endologix, Inc.	2.42%
Maxwell Technologies, Inc.	2.26%
Body Central Corp.	2.24%
FARO Technologies, Inc.	2.20%
Peet’s Coffee & Tea, Inc.	2.08%
Volterra Semiconductor Corp.	2.02%
Caribou Coffee Co., Inc.	2.00%
Thermon Group Holdings, Inc.	1.96%
Akorn, Inc.	1.87%

Holdings by Sector*	% of Investments
Consumer Discretionary	17.33%
Consumer Staples	1.62%
Energy	4.59%
Financials	6.16%
Health Care	19.82%
Industrials	12.62%
Information Technology	33.14%
Materials	1.87%
Short-Term Investment	2.85%
Total	100.00%

*	A sector may comprise several industries.

Lord Abbett Securities Trust – Micro Cap Value Fund

Ten Largest Holdings	% of Investments
Multi-Color Corp.	3.45%
Dorman Products, Inc.	2.05%
Rush Enterprises, Inc. Class A	1.93%
McGrath RentCorp	1.91%
Overhill Farms, Inc.	1.91%
ICU Medical, Inc.	1.82%
Mobile Mini, Inc.	1.78%
CTS Corp.	1.73%
SeaCube Container Leasing Ltd.	1.69%
Thermon Group Holdings, Inc.	1.65%

Investments in Underlying Funds (unaudited)(continued)

Holdings by Sector*	% of Investments
Consumer Discretionary	11.53%
Consumer Staples	5.37%
Energy	1.29%
Financials	17.56%
Health Care	5.53%
Industrials	34.31%
Information Technology	11.18%
Materials	8.85%
Utilities	2.16%
Short-Term Investment	2.22%
Total	100.00%

*	A sector may comprise several industries.

Lord Abbett Equity Trust (formerly, Lord Abbett Blend Trust) – Small Cap Blend Fund

Ten Largest Holdings	% of Investments
Cardtronics, Inc.	2.15%
Triumph Group, Inc.	2.00%
Wolverine World Wide, Inc.	1.86%
World Fuel Services Corp.	1.80%
Semtech Corp.	1.73%
Middleby Corp. (The)	1.66%
Ocwen Financial Corp.	1.61%
Aaron’s, Inc.	1.60%
Centene Corp.	1.56%
ScanSource, Inc.	1.54%

Holdings by Sector*	% of Investments
Consumer Discretionary	9.65%
Consumer Staples	5.69%
Energy	9.74%
Financials	19.46%
Health Care	9.04%
Industrials	15.87%
Information Technology	19.38%
Materials	6.86%
Short-Term Investment	4.31%
Total	100.00%

*	A sector may comprise several industries.

Investments in Underlying Funds (unaudited)(continued)

Lord Abbett Research Fund, Inc. – Small Cap Value Fund

Ten Largest Holdings	% of Investments
Chicago Bridge & Iron Co. NV	1.84%
Cabot Corp.	1.74%
MAXIMUS, Inc.	1.48%
Ryder System, Inc.	1.44%
ScanSource, Inc.	1.42%
Healthspring, Inc.	1.41%
Littelfuse, Inc.	1.35%
Alterra Capital Holdings Ltd.	1.33%
Genesco, Inc.	1.33%
Entertainment Properties Trust	1.32%

Holdings by Sector*	% of Investments
Consumer Discretionary	10.40%
Consumer Staples	0.74%
Energy	5.90%
Financials	19.95%
Health Care	7.90%
Industrials	25.64%
Information Technology	17.10%
Materials	9.69%
Utilities	0.88%
Short-Term Investment	1.80%
Total	100.00%

*	A sector may comprise several industries.

Lord Abbett Securities Trust – Value Opportunities Fund

Ten Largest Holdings	% of Investments
Beam, Inc.	1.96%
Alliance Data Systems Corp.	1.89%
Nuance Communications, Inc.	1.83%
Temple-Inland, Inc.	1.74%
Coventry Health Care, Inc.	1.74%
Watson Pharmaceuticals, Inc.	1.73%
PVH Corp.	1.69%
Range Resources Corp.	1.68%
Interpublic Group of Cos., Inc. (The)	1.62%
Alterra Capital Holdings Ltd.	1.62%

Investments in Underlying Funds (unaudited)(concluded)

Holdings by Sector*	% of Investments
Consumer Discretionary	9.54%
Consumer Staples	3.83%
Energy	8.64%
Financials	14.75%
Health Care	9.70%
Industrials	17.20%
Information Technology	14.87%
Materials	11.76%
Utilities	5.48%
Short-Term Investment	4.23%
Total	100.00%

*	A sector may comprise several industries.

Basic Information About Management

The Board of Trustees (the “Board”) is responsible for the management of the business and affairs of Trust in accordance with the laws of the State of Delaware. The Board appoints officers who are responsible for the day-to-day operations of Trust and who execute policies authorized by the Board. The Board also approves an investment adviser to Trust and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Trust’s investment adviser.

Interested Trustees

The following Trustees are associated with Lord Abbett and are “interested persons” of the Trust as defined in the Act. Mr. Dow and Ms. Foster are officers and directors or trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During Past Five Years

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Trustee since 1993 and Chairman since 1996

Principal Occupation: Senior Partner of Lord Abbett (since 2007) and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Other Directorships: None.

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Trustee and President since 2006	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Trustees

The following Independent Trustees also are directors or trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Trustee since 1994

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010) and Adelphia Communications Inc. (2003 - 2007).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During Past Five Years

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Trustee since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991 - 2008).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Trustee since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Trustee since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Resources Connection, Inc., a consulting firm (2004 - 2007).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as a director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Trustee since 1993

Principal Occupation: Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).

Other Directorships: Currently serves as director of Ace, Ltd. (since 1997). Previously served as a director of Hewitt Associates, Inc. (2004 - 2010).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of ViaCell, Inc. (2003 - 2007).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Trust. All of the officers of the Trust also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner of Lord Abbett (since 2007), and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2009	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2005	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Gerard S. E. Heffernan, Jr. (1963)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1998.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2003	Portfolio Manager, joined Lord Abbett in 2003.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 2003.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 2001.

Steven F. Rocco (1979)	Executive Vice President	Elected in 2011	Partner and Portfolio Manager, joined Lord Abbett in 2004.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 2003.

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During Past Five Years

Stacy P. Allen (1967)	Vice President	Elected in 2009	Partner and Chief Administrative Officer (since 2009), and was formerly a Client Portfolio Manager (2006 - 2008) and Director of Institutional Mutual Funds (2003 - 2006), joined Lord Abbett in 2003.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Anthony W. Hipple (1964)	Vice President	Elected in 2006	Portfolio Manager, joined Lord Abbett in 2002.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Partner and Portfolio Manager, rejoined Lord Abbett in 2007 from Jennison Associates LLC (2005 - 2007). Mr. Khanna’s former experience at Lord Abbett included Senior Research Analyst – other investment strategies (2000 - 2005).

David J. Linsen (1974)	Vice President	Elected in 2011	Partner and Director, joined Lord Abbett in 2001.

Steven M. Lipper (1961)	Vice President	Elected in 2011	Director, Product Management, joined Lord Abbett in 2004.

Thomas B. Maher (1967)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During Past Five Years

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1993	Partner and Director, joined Lord Abbett in 1983.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Walter H. Prahl (1958)	Vice President	Elected in 2011	Partner and Director, joined Lord Abbett in 1997.

Randy M. Reynolds (1972)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 1999.

Frederick J. Ruvkun (1957)	Vice President	Elected in 2011	Partner and Director, joined Lord Abbett in 2006.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and the General Counsel at Cohen & Steers Capital Management, Inc. (1999 - 2007).

Francis T. Timons (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Research Analyst at Robert W. Baird & Co. (2004 - 2007).

Leah G. Traub (1979)	Vice President	Elected in 2011	Director of Currency Management, joined Lord Abbett in 2007 and was formerly a Research Economist at Princeton Economics Group (2006 - 2007) and Research Assistant and Lecturer at Rutgers University (2003 - 2007).

Paul J. Volovich (1973)	Vice President	Elected in 2011	Partner and Director, joined Lord Abbett in 1997.

Arthur K. Weise (1970)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director, Portfolio Manager and Analyst at Bank of New York Institutional Asset Management (2005 - 2007).

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During Past Five Years

Kewjin Yuoh (1971)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2010 and was formerly a Senior Vice President – Director of Fundamental Research and Senior Portfolio at Alliance Bernstein, LLP (2003 - 2010).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2001	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Trust’s Trustees. It is available free upon request.

Householding

The Trust has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

The percentages below reflect the portion of ordinary income distributions that are eligible for the corporate dividend received deduction (DRD) and qualified dividend income (QDI) for individual shareholders:

Fund Name	DRD	QDI
Fundamental Equity Fund	100%	100%
International Core Equity Fund	0%	100%
International Dividend Income Fund	0%	94.40%
International Opportunities Fund	0%	100%
Large Cap Value Fund	100%	100%

Additionally, of the distributions paid to shareholders during the fiscal year ended October 31, 2011, the following amounts represent long-term capital gains:

Fund Name
Fundamental Equity Fund	$739,695
Value Opportunities Fund	6,027,534

The International Core Equity Fund and the International Dividend Income Fund intend to pass through foreign source income and foreign taxes as follows:

Fund Name	Foreign Source Income	Foreign Taxes
International Core Equity Fund	$30,416,275	$2,543,618
International Dividend Income Fund	38,318,557	3,264,139

This report, when not used for the general information of shareholders of the fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett Mutual Fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Securities Trust

Lord Abbett Alpha Strategy Fund

Lord Abbett Fundamental Equity Fund

Lord Abbett Growth Leaders Fund

Lord Abbett International Core Equity Fund

Lord Abbett International Dividend Income Fund

Lord Abbett International Opportunities Fund

Lord Abbett Large-Cap Value Fund

Lord Abbett Value Opportunities Fund

LST-2-1011

(12/11)

2011

LORD ABBETT

ANNUAL

REPORT

Lord Abbett

Micro Cap Growth Fund

Micro Cap Value Fund

For the fiscal year ended October 31, 2011

Lord Abbett Securities Trust

Lord Abbett Micro Cap Growth Fund and Lord Abbett Micro Cap Value Fund Annual Report

For the fiscal year ended October 31, 2011

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended October 31, 2011. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Funds, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow

Chairman

Micro Cap Growth Fund

For the fiscal year ended October 31, 2011, the Fund returned 3.30%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell Microcap® Growth Index,1 which returned 4.48% over the same period.

Despite increased volatility and a sharp equity market downturn during the third quarter of 2011, most broad equity indexes finished the 12-month period in positive territory. Although Europe’s sovereign debt concerns continue to impact investor sentiment, the fiscal year ended on a positive note in October 2011, with the S&P 500® Index2 posting its best monthly return since December 1991. Over the period, larger capitalization investments generally performed better than smaller capitalization investments, and growth-oriented investments generally performed better than value-oriented investments.

Security positions within the information technology sector detracted from Fund performance during the year.

1

Shares of HiSoft Technology International, a Chinese provider of outsourced information technology services, declined after the firm reported a bad debt write-down associated with one of the firm’s clients. Weak demand from Chinese customers also caused a decline in the share price of NeoPhotonics Corp., a provider of optical networking components. Our health care sector positions also underperformed during the period. Shares of Epocrates, Inc., which produces software that physicians can access on mobile devices, reported weaker-than-anticipated second quarter results. DexCom, Inc., a medical device company focused on glucose monitoring systems, also detracted, following higher-than-expected operating expenses in the quarter.

Stock selection within the consumer discretionary sector contributed to Fund performance during the year. Select Comfort Corp., a producer of high-end mattresses, continued to gain market share and expand margins despite the sluggish economic environment. Shares of iRobot Corp., which develops robotic technology and produces the Roomba floor vacuuming system, appreciated as the firm’s distribution channels continued to expand into China and Latin America. Positioning within the financials sector also contributed to Fund performance. Shares of Financial Engines, provider of investment tools for defined contribution plan participants, appreciated as assets under contract increased significantly during the year. Shares of Altisource Portfolio Solutions, a provider of mortgage services, rose as the firm benefited from industry consolidation.

Micro Cap Value Fund

For the fiscal year ended October 31, 2011, the Fund returned -1.93%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell Microcap® Value Index,3 which returned -0.12% over the same period.

While the overall equity market had a strong year – the S&P 500® Index,2 for example, was up 8.09% for the 12-month period – the micro cap market was not as positive. The Russell Microcap® Index4 was up only 2.11% for the volatile 12-month period. For the first six months of the period, the market was positive, reacting to strong corporate earnings. The market took a turn for the worse when the United States (U.S.) began debating raising the debt ceiling upon reaching its limit in May 2011, and continued through August, when Standard & Poor’s downgraded U.S. debt from its ‘AAA’ rating. Markets fell to their lowest on October 3, 2011, reacting negatively to political uncertainty in the U.S. and Europe, as well as to concerns about economic growth and consumer confidence. The rebound in October 2011 appeared to be a result of increased confidence that Europe would resolve its sovereign debt issues, as well as positive economic signs in the U.S. The utilities

2

sector was the only sector within the Russell Microcap® Index that was up double digits, while the consumer discretionary and materials sectors had negative returns for the period.

The largest detractor from Fund performance came from within the industrials sector. Essex Rental Corp., an unmanned crawler crane rental company, was negatively impacted by the slow recovery in utilization and rental rates for its rental equipment fleet. Shares of materials holding Omnova Solutions, Inc., a diversified specialty chemical company, declined owing to slowing demand and higher raw material costs, specifically for butadiene, which is used in core products in carpet and paper manufacturing. Within consumer staples, shares of Medifast, Inc., a distributor of weight and disease management products, suffered following the company’s March announcement of a delay in the filing of its 10-K as a result of an expense recognition review in prior periods. Medifast’s shares were again challenged in August 2011 after the company reported second quarter results that were below expectations. The shortfall was due to operating costs surrounding the company’s expansion of its weight control centers and disappointing Take Shape for Life headcount growth.

Strong stock selection within the industrials sector contributed to Fund performance during the period. SFN Group, Inc. (formerly Spherion Corp.), a temporary staffing and outsourcing firm, was acquired by the Netherlands based staffing company Randstad Holding NV for approximately $770 million. Multi-Color Corp., a provider of label and packaging products, repeatedly reported stronger than anticipated quarterly results during the period, benefiting from improved operating efficiencies and performance from the company’s European and Latin American acquisitions. Within the materials sector, LSB Industries, Inc., a climate control and chemical company, also performed well during the period, aided by favorable market trends in both of its key divisions and by production growth at the company’s chemicals facility in Oklahoma.

Each Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The Russell Microcap® Growth Index measures the performance of the microcap growth segment of the U.S. equity market. It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values.

2  The S&P 500® Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

3  The Russell Microcap® Value Index measures the performance of those Russell Microcap companies with lower price-to-book ratios and lower forecasted growth values.

4  The Russell Microcap® Index measures performance of the micro cap segment, representing less than 3% of the U.S. equity market. The Russell Microcap Index includes the smallest 1,000 securities in the small cap Russell 2000 Index plus the next smaller 1,000 securities.

3

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense reimbursements, the Funds’ returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Fund as of October 31, 2011. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolio is actively managed and may change significantly, the Funds’ may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

4

Micro Cap Growth Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Microcap® Index and the Russell Microcap® Growth Index, assuming reinvestment of all dividends and distributions. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2011

	1 Year	5 Years	10 Years
Class A3	-2.62%	5.19%	8.55%
Class I4	3.57%	6.72%	9.50%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percent change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2011, is calculated using the SEC required uniform method to compute such return.

4    Performance is at net asset value.

5

Micro Cap Value Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Microcap® Index and the Russell Microcap® Value Index, assuming reinvestment of all dividends and distributions. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2011

	1 Year	5 Years	10 Years
Class A3	-7.56%	-0.90%	10.06%
Class I4	-1.67%	0.54%	11.03%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percent change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2011, is calculated using the SEC required uniform method to compute such return.

4    Performance is at net asset value.

6

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 through October 31, 2011).

Actual Expenses

For each class of each Fund, the first line of the tables on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 5/1/11 – 10/31/11” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

7

Micro Cap Growth Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/11	10/31/11	5/1/11 - 10/31/11
Class A
Actual	$1,000.00	$836.20	$9.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.62	$10.66
Class I
Actual	$1,000.00	$837.40	$8.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.88	$9.40

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (2.10% for Class A and 1.85% for Class I) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2011

Sector*	%**
Consumer Discretionary	17.33%
Consumer Staples	1.62%
Energy	4.59%
Financials	6.16%
Health Care	19.82%
Industrials	12.62%
Information Technology	33.14%
Materials	1.87%
Short-Term Investment	2.85%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

8

Micro Cap Value Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/11	10/31/11	5/1/11 - 10/31/11
Class A
Actual	$1,000.00	$835.30	$9.58
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.78	$10.51
Class I
Actual	$1,000.00	$836.40	$8.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.05	$9.25

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (2.07% for Class A and 1.82% for Class I) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one year period).

Portfolio Holdings Presented by Sector

October 31, 2011

Sector*	%**
Consumer Discretionary	11.53%
Consumer Staples	5.37%
Energy	1.29%
Financials	17.56%
Health Care	5.53%
Industrials	34.31%
Information Technology	11.18%
Materials	8.85%
Utilities	2.16%
Short-Term Investment	2.22%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

9

Schedule of Investments

MICRO CAP GROWTH FUND October 31, 2011

Investments	Shares	Fair Value (000)
LONG-TERM INVESTMENTS 96.80%

COMMON STOCKS 96.80%

Biotechnology 1.79%
Amarin Corp. plc ADR*	78,028	$733
Genomic Health, Inc.*	56,988	1,220

Total		1,953

Capital Markets 1.05%
Financial Engines, Inc.*	50,558	1,148

Chemicals 0.86%
Koppers Holdings, Inc.	28,429	941

Commercial Banks 1.03%
Bancorp, Inc. (The)*	97,333	783
Home BancShares, Inc.	14,559	341

Total		1,124

Communications Equipment 1.74%
Oplink Communications, Inc.*	51,018	828
ShoreTel, Inc.*	182,610	1,068

Total		1,896

Computers & Peripherals 1.12%
Mitek Systems, Inc.*	121,200	1,225

Construction & Engineering 1.44%
MYR Group, Inc.*	81,782	1,578

Consumer Finance 0.88%
DFC Global Corp.*	43,695	958

Diversified Consumer Services 0.92%
K12, Inc.*	28,623	1,003

Diversified Financial Services 0.77%
MarketAxess Holdings, Inc.	28,733	840

Electrical Equipment 2.89%
Capstone Turbine Corp.*	936,404	1,021
Thermon Group Holdings, Inc.*	134,213	$2,131

Total		3,152

Electronic Equipment, Instruments & Components 5.09%
FARO Technologies, Inc.*	57,315	2,395
Maxwell Technologies, Inc.*	122,902	2,454
NeoPhotonics Corp.*	135,562	709

Total		5,558

Energy Equipment & Services 1.09%
Global Geophysical Services, Inc.*	124,846	1,191

Health Care Equipment & Supplies 9.21%
DexCom, Inc.*	81,904	802
Endologix, Inc.*	241,935	2,635
Insulet Corp.*	31,277	510
Merit Medical Systems, Inc.*	59,651	800
NxStage Medical, Inc.*	45,352	1,043
OraSure Technologies, Inc.*	78,702	731
Palomar Medical Technologies, Inc.*	68,937	587
STAAR Surgical Co.*	82,800	745
Synovis Life Technologies, Inc.*	69,740	1,253
TranS1, Inc.*	330,300	601
ZELTIQ Aesthetics, Inc.*	24,800	353

Total		10,060

Health Care Providers & Services 2.39%
Epocrates, Inc.*	68,533	596
MedQuist Holdings, Inc.*	136,000	1,163
MWI Veterinary Supply, Inc.*	11,267	851

Total		2,610

Health Care Technology 1.35%
Computer Programs & Systems, Inc.	17,400	889
Transcend Services, Inc.*	21,305	582

Total		1,471

See Notes to Financial Statements.

10

Schedule of Investments (continued)

MICRO CAP GROWTH FUND October 31, 2011

Investments	Shares	Fair Value (000)
Hotels, Restaurants & Leisure 6.59%
BJ’s Restaurants, Inc.*	16,114	$853
Bravo Brio Restaurant Group, Inc.*	98,043	1,905
Caribou Coffee Co., Inc.*	159,747	2,180
Peet’s Coffee & Tea, Inc.*	35,482	2,261

Total		7,199

Household Durables 1.70%
iRobot Corp.*	54,971	1,861

Information Technology Services 2.11%
Echo Global Logistics, Inc.*	64,962	1,003
RightNow Technologies, Inc.*	16,046	690
ServiceSource International, Inc.*	46,060	613

Total		2,306

Internet Software & Services 12.01%
Carbonite, Inc.*	75,600	954
comScore, Inc.*	70,809	1,495
Constant Contact, Inc.*	16,655	337
Cornerstone OnDemand, Inc.*	91,234	1,315
Jiayuan.com International Ltd. ADR*	71,619	743
Liquidity Services, Inc.*	85,347	2,779
LivePerson, Inc.*	123,933	1,560
NIC, Inc.	105,232	1,453
Responsys, Inc.*	110,622	1,208
Vocus, Inc.*	61,657	1,257
Zillow, Inc.*	545	16

Total		13,117

Leisure Equipment & Products 0.53%
Shuffle Master, Inc.*	54,300	576

Life Sciences Tools & Services 1.38%
Fluidigm Corp.*	108,390	1,513

Machinery 6.47%
Allot Communications Ltd. (Israel)*(a)	102,956	$1,377
Chart Industries, Inc.*	14,974	846
Dynamic Materials Corp.	49,021	1,064
RBC Bearings, Inc.*	38,580	1,563
Sun Hydraulics Corp.	51,475	1,480
Westport Innovations, Inc. (Canada)*(a)	24,466	740

Total		7,070

Metals & Mining 1.01%
Materion Corp.*	41,551	1,099

Oil, Gas & Consumable Fuels 3.48%
Kodiak Oil & Gas Corp.*	177,716	1,228
Magnum Hunter Resources Corp.*	132,831	598
Rex Energy Corp.*	127,500	1,973

Total		3,799

Personal Products 1.61%
Inter Parfums, Inc.	95,554	1,762

Pharmaceuticals 3.62%
Akorn, Inc.*	226,449	2,036
Optimer Pharmaceuticals, Inc.*	67,955	970
Sagent Pharmaceuticals, Inc.*	37,248	951

Total		3,957

Real Estate Management & Development 1.80%
Altisource Portfolio Solutions SA (Luxembourg)*(a)	48,724	1,961

Road & Rail 0.78%
Zipcar, Inc.*	41,431	847

Semiconductors & Semiconductor Equipment 6.04%
CEVA, Inc.*	19,321	600

See Notes to Financial Statements.

11

Schedule of Investments (concluded)

MICRO CAP GROWTH FUND October 31, 2011

Investments	Shares	Fair Value (000)
Semiconductors & Semiconductor Equipment (continued)
Inphi Corp.*	141,628	$1,563
MaxLinear, Inc. Class A*	94,990	553
RDA Microelectronics, Inc. ADR*	207,013	1,677
Volterra Semiconductor Corp.*	92,780	2,199

Total		6,592

Software 4.92%
Convio, Inc.*	160,535	1,540
NetQin Mobile, Inc. ADR*	153,795	832
Sourcefire, Inc.*	50,272	1,385
Synchronoss Technologies, Inc.*	26,167	787
Velti plc (Ireland)*(a)	98,030	825

Total		5,369

Specialty Retail 6.34%
Body Central Corp.*	116,167	2,440
Francesca’s Holdings Corp.*	6,193	159
Hibbett Sports, Inc.*	29,261	1,205
Select Comfort Corp.*	78,931	1,639
Zumiez, Inc.*	64,923	1,477

Total		6,920

Textiles, Apparel & Luxury Goods 1.19%
Maidenform Brands, Inc.*	52,729	1,296

Thrifts & Mortgage Finance 0.61%
First PacTrust Bancorp, Inc.	53,400	672

Trading Companies & Distributors 0.99%
Rush Enterprises, Inc. Class A*	56,070	1,082

Total Common Stocks (cost $99,527,789)		105,706

WARRANT 0.00%
Oil, Gas & Consumable Fuels
Magnum Hunter Resources Corp.*(b) (cost $0)	13,683	$—	(c)

Total Long-Term Investments (cost $99,527,789)		105,706

	Principal Amount (000)
SHORT-TERM INVESTMENT 2.84%

Repurchase Agreement
Repurchase Agreement dated 10/31/2011, 0.01% due 11/1/2011 with Fixed Income Clearing Corp. collateralized by $3,040,000 of U.S Treasury Note at 4.375% due 8/15/2012; value: $3,169,200; proceeds: $3,103,418 (cost $3,103,417)	$3,103	3,103

Total Investments in Securities 99.64% (cost $102,631,206)		108,809

Other Assets in Excess of Liabilities 0.36%		396

Net Assets 100.00%		$109,205

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	Exercise price of $10.50 and expiration date of 10/14/2013.
(c)	Valued at zero as of October 31, 2011.

See Notes to Financial Statements.

12

Schedule of Investments

MICRO CAP VALUE FUND October 31, 2011

Investments	Shares	Fair Value (000)
COMMON STOCKS 97.27%

Aerospace & Defense 0.52%
CPI Aerostructures, Inc.*	57,900	$628

Auto Components 2.50%
Drew Industries, Inc.	75,800	1,821
Modine Manufacturing Co.*	113,992	1,205

Total		3,026

Automobiles 2.04%
Dorman Products, Inc.*	64,800	2,470

Chemicals 6.06%
Balchem Corp.	24,400	900
KMG Chemicals, Inc.	121,448	1,766
LSB Industries, Inc.*	52,700	1,867
Quaker Chemical Corp.	43,900	1,527
TPC Group, Inc.*	64,300	1,278

Total		7,338

Commercial Banks 10.16%
Bank of Marin Bancorp	33,700	1,194
Bryn Mawr Bank Corp.	58,782	1,079
MidSouth Bancorp, Inc.	130,200	1,788
Northrim BanCorp, Inc.	59,074	1,119
Sandy Spring Bancorp, Inc.	98,000	1,667
SCBT Financial Corp.	40,860	1,207
Southern National Bancorp of Virginia, Inc.*	121,000	739
Sterling Bancorp	211,100	1,742
Washington Banking Co.	149,101	1,762

Total		12,297

Commercial Services & Supplies 11.23%
CDI Corp.	93,400	1,226
McGrath RentCorp	86,200	2,303
Metalico, Inc.*	135,019	610
Mobile Mini, Inc.*	118,400	2,148
Multi-Color Corp.	156,686	4,154
Team, Inc.*	75,300	$1,883
TMS International Corp. Class A*	147,200	1,265

Total		13,589

Communications Equipment 2.34%
Anaren, Inc.*	56,990	1,090
Bel Fuse, Inc. Class B	97,500	1,743

Total		2,833

Computers & Peripherals 0.58%
Electronics for Imaging, Inc.*	46,400	696

Construction & Engineering 1.12%
MYR Group, Inc.*	70,400	1,358

Diversified Financial Services 1.37%
Marlin Business Services Corp.*	140,568	1,657

Electrical Equipment 3.36%
AZZ, Inc.	16,700	746
Powell Industries, Inc.*	40,000	1,344
Thermon Group Holdings, Inc.*	124,800	1,982

Total		4,072

Electronic Equipment, Instruments & Components 3.88%
CTS Corp.	223,925	2,078
Mercury Computer Systems, Inc.*	61,700	901
Methode Electronics, Inc.	184,600	1,715

Total		4,694

Energy Equipment & Services 1.29%
Tesco Corp.*	100,700	1,558

Food & Staples Retailing 2.53%
Chefs’ Warehouse, Inc. (The)*	117,613	1,681

See Notes to Financial Statements.

13

Schedule of Investments (continued)

MICRO CAP VALUE FUND October 31, 2011

Investments	Shares	Fair Value (000)
Food & Staples Retailing (continued)
Nash Finch Co.	52,700	$1,387

Total		3,068

Food Products 1.90%
Overhill Farms, Inc.*	594,457	2,301

Gas Utilities 1.14%
Chesapeake Utilities Corp.	32,600	1,382

Health Care Equipment & Supplies 3.15%
ICU Medical, Inc.*	55,700	2,190
Merit Medical Systems, Inc.*	120,825	1,621

Total		3,811

Health Care Providers & Services 1.80%
CorVel Corp.*	16,820	867
U.S. Physical Therapy, Inc.	67,400	1,316

Total		2,183

Health Care Technology 0.55%
Transcend Services, Inc.*	24,324	665

Hotels, Restaurants & Leisure 0.94%
Marcus Corp. (The)	95,532	1,139

Insurance 1.26%
Donegal Group, Inc. Class A	122,008	1,528

Machinery 5.30%
Commercial Vehicle Group, Inc.*	131,228	1,447
Dynamic Materials Corp.	72,800	1,580
Kadant, Inc.*	87,109	1,886
RBC Bearings, Inc.*	37,220	1,507

Total		6,420

Metals & Mining 1.41%
Universal Stainless & Alloy Products, Inc.*	45,331	1,707

Paper & Forest Products 1.34%
Neenah Paper, Inc.	98,075	$1,618

Personal Products 0.90%
Medifast, Inc.*	66,500	1,093

Professional Services 2.50%
CRA International, Inc.*	68,000	1,314
Exponent, Inc.*	35,539	1,712

Total		3,026

Real Estate Investment Trusts 1.41%
Summit Hotel Properties, Inc.	210,900	1,702

Road & Rail 3.30%
Celadon Group, Inc.	106,300	1,170
Marten Transport Ltd.	85,403	1,513
Roadrunner Transportation Systems, Inc.*	78,600	1,312

Total		3,995

Semiconductors & Semiconductor Equipment 4.33%
AXT, Inc.*	189,600	891
FormFactor, Inc.*	144,300	863
Lattice Semiconductor Corp.*	290,900	1,841
Pericom Semiconductor Corp.*	193,927	1,647

Total		5,242

Specialty Retail 5.99%
America’s Car-Mart, Inc.*	59,350	1,981
Asbury Automotive Group, Inc.*	83,000	1,548
Pier 1 Imports, Inc.*	142,455	1,782
Shoe Carnival, Inc.*	70,900	1,935

Total		7,246

Thrifts & Mortgage Finance 3.27%
First PacTrust Bancorp, Inc.	157,117	1,976

See Notes to Financial Statements.

14

Schedule of Investments (concluded)

MICRO CAP VALUE FUND October 31, 2011

Investments	Shares	Fair Value (000)
Thrifts & Mortgage Finance (continued)
Territorial Bancorp, Inc.	100,800	$1,981

Total		3,957

Trading Companies & Distributors 5.37%
Essex Rental Corp.*	317,200	904
H&E Equipment Services, Inc.*	112,800	1,237
Rush Enterprises, Inc. Class A*	120,439	2,325
SeaCube Container Leasing Ltd.	146,500	2,036

Total		6,502

Transportation Infrastructure 1.42%
CAI International, Inc.*	110,200	1,720

Water Utilities 1.01%
Connecticut Water Service, Inc.	45,500	1,217

Total Common Stocks (cost $110,782,900)		117,738

SHORT-TERM INVESTMENT 2.21%

Repurchase Agreement
Repurchase Agreement dated 10/31/2011, 0.01% due 11/1/2011 with Fixed Income Clearing Corp. collateralized by $2,725,000 of Federal Home Loan Bank at 0.40% due 8/17/2012; value: $2,728,406; proceeds: $2,673,079 (cost $2,673,078)	$2,673	$2,673

Total Investments in Securities 99.48% (cost $113,455,978)		120,411

Other Assets in Excess of Liabilities 0.52%		624

Net Assets 100.00%		$121,035

*	Non-income producing security.

See Notes to Financial Statements.

15

Statements of Assets and Liabilities

October 31, 2011

	Micro Cap Growth Fund	Micro Cap Value Fund
ASSETS:
Investments in securities, at cost	$102,631,206	$113,455,978
Investments in securities, at fair value	$108,809,483	$120,410,930
Receivables:
Dividends	–	37,206
Investment securities sold	1,069,428	890,291
Capital shares sold	118,284	18,024
Prepaid expenses	6,744	14,965
Total assets	110,003,939	121,371,416
LIABILITIES:
Payables:
Investment securities purchased	581,645	99,158
Management fee	132,965	146,574
12b-1 distribution fees	3,222	5,716
Fund administration	3,546	3,909
Trustees’ fees	5,508	7,446
To affiliate (See Note 3)	22,013	21,110
Accrued expenses	49,966	52,816
Total liabilities	798,865	336,729
NET ASSETS	$109,205,074	$121,034,687
COMPOSITION OF NET ASSETS:
Paid-in capital	$87,523,089	$121,996,617
Accumulated net investment loss	(89,587)	(7,446)
Accumulated net realized gain (loss) on investments	15,593,295	(7,909,436)
Net unrealized appreciation on investments	6,178,277	6,954,952
Net Assets	$109,205,074	$121,034,687
Net assets by class:
Class A Shares	$15,270,720	$26,238,635
Class I Shares	$93,934,354	$94,796,052
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	955,757	1,146,922
Class I Shares	5,684,497	4,033,036
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares–Net asset value	$15.98	$22.88
Class A Shares–Maximum offering price (Net asset value plus sales charge of 5.75%)	$16.95	$24.28
Class I Shares–Net asset value	$16.52	$23.50

See Notes to Financial Statements.

16

Statements of Operations

For the Year Ended October 31, 2011

	Micro Cap Growth Fund	Micro Cap Value Fund
Investment income:
Dividends	$98,019	$1,174,675
Interest	446	631
Total investment income	98,465	1,175,306
Expenses:
Management fee	1,759,742	2,039,822
12b-1 distribution plan-Class A	39,339	83,451
Shareholder servicing	22,583	37,469
Professional	41,607	41,684
Reports to shareholders	6,413	6,464
Fund administration	46,926	54,395
Custody	10,332	12,858
Trustees’ fees	2,076	2,399
Registration	25,480	26,275
Subsidy (See Note 3)	210,868	206,220
Other	3,362	3,870
Gross expenses	2,168,728	2,514,907
Expense reductions (See Note 7)	(25)	(51)
Net expenses	2,168,703	2,514,856
Net investment loss	(2,070,238)	(1,339,550)
Net realized and unrealized gain (loss):
Net realized gain on investments	24,812,106	7,571,775
Net change in unrealized appreciation/depreciation on investments	(19,800,201)	(9,989,094)
Net realized and unrealized gain (loss)	5,011,905	(2,417,319)
Increase (Decrease) in Net Assets Resulting From Operations	$2,941,667	$(3,756,869)

See Notes to Financial Statements.

17

Statements of Changes in Net Assets

	Micro Cap Growth Fund
INCREASE IN NET ASSETS	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations:
Net investment loss	$(2,070,238)	$(1,532,943)
Net realized gain on investments	24,812,106	8,577,797
Net change in unrealized appreciation/depreciation on investments	(19,800,201)	19,340,151
Net increase in net assets resulting from operations	2,941,667	26,385,005
Capital share transactions (See Note 11):
Net proceeds from sales of shares	14,332,083	14,080,656
Cost of shares reacquired	(11,880,855)	(1,048,047)
Net increase in net assets resulting from capital share transactions	2,451,228	13,032,609
Net increase in net assets	5,392,895	39,417,614
NET ASSETS:
Beginning of year	$103,812,179	$64,394,565
End of year	$109,205,074	$103,812,179
Accumulated net investment loss	$(89,587)	$(5,548)

See Notes to Financial Statements.

18

Statements of Changes in Net Assets (concluded)

	Micro Cap Value Fund
INCREASE IN NET ASSETS	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations:
Net investment loss	$(1,339,550)	$(1,313,667)
Net realized gain on investments	7,571,775	6,709,371
Net change in unrealized appreciation/depreciation on investments	(9,989,094)	16,958,204
Net increase (decrease) in net assets resulting from operations	(3,756,869)	22,353,908
Capital share transactions (See Note 11):
Net proceeds from sales of shares	29,570,017	14,238,285
Cost of shares reacquired	(20,785,659)	(1,292,071)
Net increase in net assets resulting from capital share transactions	8,784,358	12,946,214
Net increase in net assets	5,027,489	35,300,122
NET ASSETS:
Beginning of year	$116,007,198	$80,707,076
End of year	$121,034,687	$116,007,198
Accumulated net investment loss	$(7,446)	$(7,594)

See Notes to Financial Statements.

19

Financial Highlights

MICRO CAP GROWTH FUND

	Class A Shares
	Year Ended 10/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$15.47	$11.32	$ 9.07	$17.36	$14.18

Investment operations:

Net investment loss(a)	(.33)	(.27)	(.19)	(.24)	(.26)

Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/sold in error	–	–	–	–	–	(b)

Net realized and unrealized gain (loss)	.84	4.42	2.44	(7.71)	5.83

Total from investment operations	.51	4.15	2.25	(7.95)	5.57

Distributions to shareholders from:

Net realized gain	–	–	–	(.34)	(2.39)

Net asset value, end of year	$15.98	$15.47	$11.32	$ 9.07	$17.36

Total Return(c)	3.30%	36.66%	24.81%	(46.57)%	45.19	%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	2.07%	2.10%	2.09%	2.09%	2.10%

Expenses, including expense reductions, management fee waived and expenses reimbursed	2.07%	2.10%	2.09%	2.09%	2.09%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	2.07%	2.11%	2.30%	2.23%	2.48%

Net investment loss	(1.98)%	(2.03)%	(1.99)%	(1.88)%	(1.76)%

Supplemental Data:
Net assets, end of year (000)	$15,271	$13,779	$10,421	$5,264	$9,882

Portfolio turnover rate	120.62%	115.89%	147.34%	173.93%	205.25%

(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	The effect of payment by an affiliate for violation of an investment restriction on total return is less than .01%.

See Notes to Financial Statements.

20

Financial Highlights (concluded)

MICRO CAP GROWTH FUND

	Class I Shares
	Year Ended 10/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$15.96	$11.65	$ 9.31	$17.76	$14.43

Investment operations:

Net investment loss(a)	(.30)	(.24)	(.17)	(.22)	(.24)

Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/sold in error	—	—	—	—	—	(b)

Net realized and unrealized gain (loss)	.86	4.55	2.51	(7.89)	5.96

Total from investment operations	.56	4.31	2.34	(8.11)	5.72

Distributions to shareholders from:

Net realized gain	—	—	—	(.34)	(2.39)

Net asset value, end of year	$16.52	$15.96	$11.65	$ 9.31	$17.76

Total Return(c)	3.57%	37.00%	25.13%	(46.41)%	45.49	%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.82%	1.85%	1.85%	1.84%	1.85%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.82%	1.85%	1.85%	1.84%	1.84%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.82%	1.86%	2.05%	1.98%	2.04%

Net investment loss	(1.73)%	(1.78)%	(1.75)%	(1.64)%	(1.52)%

Supplemental Data:
Net assets, end of year (000)	$93,934	$90,033	$53,973	$44,336	$56,463

Portfolio turnover rate	120.62%	115.89%	147.34%	173.93%	205.25%

(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return assumes the reinvestment of all distributions.
(d)	The effect of payment by an affiliate for violation of an investment restriction on total return is less than .01%.

See Notes to Financial Statements.

21

Financial Highlights

MICRO CAP VALUE FUND

	Class A Shares
	Year Ended 10/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$23.33	$18.57	$16.94	$28.90	$28.67

Investment operations:

Net investment loss(a)	(.29)	(.31)	(.19)	(.22)	(.28)

Net realized and unrealized gain (loss)	(.16)	5.07	1.82	(9.79)	4.89

Total from investment operations	(.45)	4.76	1.63	(10.01)	4.61

Distributions to shareholders from:

Net realized gain	—	—	—	(1.95)	(4.38)

Net asset value, end of year	$22.88	$23.33	$18.57	$16.94	$28.90

Total Return(b)	(1.93)%	25.63%	9.62%	(36.82)%	18.84%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	2.04%	2.06%	2.10%	2.09%	2.09%

Expenses, including expense reductions, management fee waived and expenses reimbursed	2.04%	2.06%	2.10%	2.08%	2.09%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	2.04%	2.06%	2.22%	2.14%	2.20%

Net investment loss	(1.17)%	(1.48)%	(1.14)%	(.95)%	(1.05)%

Supplemental Data:
Net assets, end of year (000)	$26,239	$30,139	$22,730	$17,522	$25,561

Portfolio turnover rate	56.97%	48.03%	42.27%	56.70%	37.11%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

22

Financial Highlights (concluded)

MICRO CAP VALUE FUND

	Class I Shares
	Year Ended 10/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$23.91	$18.98	$17.27	$29.36	$28.99

Investment operations:

Net investment loss(a)	(.24)	(.27)	(.15)	(.16)	(.20)

Net realized and unrealized gain (loss)	(.17)	5.20	1.86	(9.98)	4.95

Total from investment operations	(.41)	4.93	1.71	(10.14)	4.75

Distributions to shareholders from:

Net realized gain	—	—	—	(1.95)	(4.38)

Net asset value, end of year	$23.50	$23.91	$18.98	$17.27	$29.36

Total Return(b)	(1.67)%	25.97%	9.90%	(36.68)%	19.16%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.79%	1.81%	1.85%	1.84%	1.83%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.79%	1.81%	1.85%	1.83%	1.83%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.79%	1.81%	1.97%	1.89%	1.93%

Net investment loss	(.92)%	(1.23)%	(.90)%	(.70)%	(.71)%

Supplemental Data:
Net assets, end of year (000)	$94,796	$85,868	$57,977	$47,883	$57,664

Portfolio turnover rate	56.97%	48.03%	42.27%	56.70%	37.11%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

23

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Securities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was organized as a Delaware statutory trust on February 26, 1993. The Trust currently consists of ten funds. This report covers the following two funds (separately, a “Fund” and collectively, the “Funds”) and their respective classes: Lord Abbett Micro-Cap Growth Fund (“Micro Cap Growth Fund”), Class A and I shares and Lord Abbett Micro-Cap Value Fund (“Micro Cap Value Fund”), Class A and I shares. The investment objective of both Micro Cap Growth Fund and Micro Cap Value Fund is long-term capital appreciation.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. A contingent deferred sales charge (“CDSC”) may apply to certain redemptions of Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus). Class I shares are not subject to any sales charges.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. Each Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

24

Notes to Financial Statements (continued)

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income on the Statements of Operations. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns filed remains open for the fiscal years ended October 31, 2008 through October 31, 2011. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the Funds within the Trust on a pro rata basis by relative net assets. Expenses incurred by the Funds, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A shares bear class-specific expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(g)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk — for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

25

Notes to Financial Statements (continued)

•	Level 1 - unadjusted quoted prices in active markets for identical investments;
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3 - significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2011 in valuing each Fund’s investments carried at fair value:

	Micro Cap Growth Fund						Micro Cap Value Fund
Investment Type*	Level 1 (000)		Level 2 (000)	Level 3 (000)	Total (000)		Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$105,706		$–	$–	$105,706		$117,738	$–	$–	$117,738
Warrant	–	(1)	–	–	–	(1)	–	–	–	–
Repurchase Agreement	–		3,103	–	3,103		–	2,673	–	2,673
Total	$105,706		$3,103	$–	$108,809		$117,738	$2,673	$–	$120,411

*	See Schedule of Investments for fair values in each industry.
(1)	Fair valued at zero as of October 31, 2011.

3.    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

The management fee is based on each Fund’s average daily net assets at an annual rate of 1.50%, which was the Funds’ annualized effective management fee rate for the fiscal year ended October 31, 2011.

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2011, Lord Abbett contractually agreed to waive all or a portion of its management fee for each Fund and, if necessary, reimburse each Fund’s other expenses to the extent necessary so that each class’ total net annual operating expenses, excluding 12b-1 fees, did not exceed an annualized rate of 1.85%. This agreement continues through February 29, 2012, and may be terminated with respect to each Fund only upon the approval of the Fund’s Board of Trustees.

The Funds, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), have entered into a Servicing Arrangement with Lord Abbett Alpha Strategy Fund (the “Alpha Strategy Fund”) of the Trust, pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of Alpha Strategy Fund in proportion to the average daily value of the Underlying Fund shares owned by Alpha Strategy Fund.

26

Notes to Financial Statements (continued)

Amounts paid pursuant to the Servicing Arrangement are included in Subsidy expense on each Fund’s Statement of Operations and Payable to affiliate on each Fund’s Statement of Assets and Liabilities.

As of October 31, 2011, the percentages of the Micro Cap Growth Fund’s and Micro Cap Value Fund’s outstanding shares owned by Alpha Strategy Fund were 80.71% and 71.50%, respectively.

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The fees are accrued daily at an annual rate of .25% based upon each Fund’s average daily net assets attributable to Class A shares.

Class I shares do not have a distribution plan.

Two Trustees and certain of the Trust’s officers have an interest in Lord Abbett.

4.    DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

A long-term capital gain distribution of approximately $16,347,000 was declared by the Micro Cap Growth Fund on November 17, 2011 and paid on November 22, 2011 to shareholders of record on November 21, 2011.

As of October 31, 2011 the components of accumulated gains (losses) on tax-basis were as follows:

	Micro Cap Growth Fund	Micro Cap Value Fund
Undistributed long-term capital gains	$16,346,885	$–
Total undistributed earnings	$16,346,885	$–
Capital loss carryforwards*	–	(7,823,026)
Temporary differences	(5,508)	(7,446)
Unrealized gains—net	5,340,608	6,868,542
Total accumulated gains (losses)—net	$21,681,985	$(961,930)

*	As of October 31, 2011, the Micro Cap Value Fund had a capital loss carryforward of $7,823,026, set to expire in 2017.

27

Notes to Financial Statements (continued)

As of October 31, 2011, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Micro Cap Growth Fund	Micro Cap Value Fund
Tax cost	$103,468,875	$113,542,388
Gross unrealized gain	16,756,758	16,331,045
Gross unrealized loss	(11,416,150)	(9,462,503)
Net unrealized security gain	$5,340,608	$6,868,542

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities and wash sales.

Permanent items identified during the fiscal year ended October 31, 2011 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Accumulated Net Investment Loss	Accumulated Net Realized Gain (Loss)	Paid-in Capital
Micro Cap Growth Fund	$1,986,199	$(86,812)	$(1,899,387)
Micro Cap Value Fund	1,339,698	–	(1,339,698)

The permanent differences are primarily attributable to the tax treatment of net operating losses.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President of the United States. The Modernization Act includes numerous provisions that generally become effective for taxable years beginning after the date of enactment. Management is currently assessing the impact of the Modernization Act as it relates to the Funds.

5.    PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended October 31, 2011 were as follows:

	Purchases	Sales
Micro Cap Growth Fund	$139,139,177	$137,481,178
Micro Cap Value Fund	83,354,067	74,780,040

There were no purchases or sales of U.S. Government securities for the fiscal year ended October 31, 2011.

6.    TRUSTEES’ REMUNERATION

The Trust’s officers and the two Trustees who are associated with Lord Abbett do not receive any compensation from the Trust for serving in such capacities. Outside Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Trustees under which outside Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statements of Operations and in Trustees’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

28

Notes to Financial Statements (continued)

7.    EXPENSE REDUCTIONS

The Trust has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

8.    LINE OF CREDIT

The Funds and certain other funds managed by Lord Abbett have available an unsecured revolving credit facility (“Facility”) from State Street Bank and Trust Company (“SSB”), to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Facility is renewed annually under terms that depend on market conditions at the time of the renewal. The amount available under the Facility is $200,000,000. The annual fee to maintain the Facility (of which each participating fund pays its pro rata share based on the net assets of each participating fund) is .15% of the amount available under the Facility. This amount is included in Other expenses on the Funds’ Statements of Operations. In connection with the annual renewal period that commenced December 4, 2009, the Funds paid an upfront commitment fee of .05%, which was amortized through Other expenses on the Statements of Operations over the annual period of the Facility.

On November 22, 2010, the Funds and certain other funds managed by Lord Abbett entered into a short term extension of the Facility through February 2, 2011. On February 3, 2011, the Facility was renewed for an annual period by the Funds and certain other funds managed by Lord Abbett. The amount available under the Facility remained the same. The annual fee to maintain the Facility was reduced from .15% to .125% and the upfront commitment fee of .05% was removed. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement. During the fiscal year ended October 31, 2011, a participating fund managed by Lord Abbett utilized the Facility and fully repaid its borrowings. As of October 31, 2011, there were no loans outstanding pursuant to this Facility.

9.    CUSTODIAN AND ACCOUNTING AGENT

SSB is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

10.    INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with micro-cap and growth or value stocks. The value of an investment in each Fund will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Funds invest. Micro-cap companies may be subject to greater risks and may be more sensitive to changes in economic conditions than larger, more established companies. There may be less liquidity in micro-cap company stocks, subjecting them to greater price fluctuations than larger company stocks. In the case of Micro Cap Growth Fund, the growth stocks in which it generally invests may add to the Fund’s volatility. In the case of the Micro Cap Value Fund, the intrinsic value of particular value stocks may not be recognized for a long time.

These factors can affect each Fund’s performance.

29

Notes to Financial Statements (concluded)

11.    SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

Micro Cap Growth Fund	Year Ended October 31, 2011		Year Ended October 31, 2010
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	67,906	$1,138,505	7,137	$93,065
Shares reacquired	(2,966)	(45,750)	(37,187)	(484,780)
Increase (decrease)	64,940	$1,092,755	(30,050)	$(391,715)

Class I Shares
Shares sold	730,124	$13,193,578	1,049,195	$13,987,591
Shares reacquired	(687,583)	(11,835,105)	(41,760)	(563,267)
Increase	42,541	$1,358,473	1,007,435	$13,424,324

Micro Cap Value Fund	Year Ended October 31, 2011		Year Ended October 31, 2010
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	117,157	$2,875,802	87,076	$1,901,984
Shares reacquired	(262,120)	(5,733,339)	(19,187)	(412,148)
Increase (decrease)	(144,963)	$(2,857,537)	67,889	$1,489,836

Class I Shares
Shares sold	998,515	$26,694,215	577,917	$12,336,301
Shares reacquired	(557,135)	(15,052,320)	(40,182)	(879,923)
Increase	441,380	$11,641,895	537,735	$11,456,378

30

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Lord Abbett Securities Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Lord Abbett Micro-Cap Growth Fund and Lord Abbett Micro-Cap Value Fund, two of the portfolios constituting the Lord Abbett Securities Trust (the “Trust”) as of October 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lord Abbett Micro-Cap Growth Fund and Lord Abbett Micro-Cap Value Fund of the Lord Abbett Securities Trust as of October 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

December 21, 2011

31

Basic Information About Management

The Board of Trustees (the “Board”) is responsible for the management of the business and affairs of Trust in accordance with the laws of the State of Delaware. The Board appoints officers who are responsible for the day-to-day operations of Trust and who execute policies authorized by the Board. The Board also approves an investment adviser to Trust and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Trust’s investment adviser.

Interested Trustees

The following Trustees are associated with Lord Abbett and are “interested persons” of the Trust as defined in the Act. Mr. Dow and Ms. Foster are officers and directors or trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During Past Five Years

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Trustee since 1993 and Chairman since 1996

Principal Occupation: Senior Partner of Lord Abbett (since 2007) and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Other Directorships: None.

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Trustee and President since 2006	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Trustees

The following Independent Trustees also are directors or trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Trustee since 1994

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010) and Adelphia Communications Inc. (2003 - 2007).

32

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During Past Five Years

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Trustee since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991 - 2008).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Trustee since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Trustee since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Resources Connection, Inc., a consulting firm (2004 - 2007).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as a director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Trustee since 1993

Principal Occupation: Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).

Other Directorships: Currently serves as director of Ace, Ltd. (since 1997). Previously served as a director of Hewitt Associates, Inc. (2004 - 2010).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of ViaCell, Inc. (2003 - 2007).

33

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Trust. All of the officers of the Trust also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner of Lord Abbett (since 2007), and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2009	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2005	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Gerard S. E. Heffernan, Jr. (1963)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1998.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2003	Portfolio Manager, joined Lord Abbett in 2003.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 2003.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 2001.

Steven F. Rocco (1979)	Executive Vice President	Elected in 2011	Partner and Portfolio Manager, joined Lord Abbett in 2004.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 2003.

34

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During Past Five Years

Stacy P. Allen (1967)	Vice President	Elected in 2009	Partner and Chief Administrative Officer (since 2009), and was formerly a Client Portfolio Manager (2006 - 2008) and Director of Institutional Mutual Funds (2003 - 2006), joined Lord Abbett in 2003.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Anthony W. Hipple (1964)	Vice President	Elected in 2006	Portfolio Manager, joined Lord Abbett in 2002.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Partner and Portfolio Manager, rejoined Lord Abbett in 2007 from Jennison Associates LLC (2005 - 2007). Mr. Khanna’s former experience at Lord Abbett included Senior Research Analyst – other investment strategies (2000 - 2005).

David J. Linsen (1974)	Vice President	Elected in 2011	Partner and Director, joined Lord Abbett in 2001.

Steven M. Lipper (1961)	Vice President	Elected in 2011	Director, Product Management, joined Lord Abbett in 2004.

Thomas B. Maher (1967)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2001.

35

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During Past Five Years

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1993	Partner and Director, joined Lord Abbett in 1983.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Walter H. Prahl (1958)	Vice President	Elected in 2011	Partner and Director, joined Lord Abbett in 1997.

Randy M. Reynolds (1972)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 1999.

Frederick J. Ruvkun (1957)	Vice President	Elected in 2011	Partner and Director, joined Lord Abbett in 2006.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and the General Counsel at Cohen & Steers Capital Management, Inc. (1999 - 2007).

Francis T. Timons (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Research Analyst at Robert W. Baird & Co. (2004 - 2007).

Leah G. Traub (1979)	Vice President	Elected in 2011	Director of Currency Management, joined Lord Abbett in 2007 and was formerly a Research Economist at Princeton Economics Group (2006 -2007) and Research Assistant and Lecturer at Rutgers University (2003 - 2007).

Paul J. Volovich (1973)	Vice President	Elected in 2011	Partner and Director, joined Lord Abbett in 1997.

Arthur K. Weise (1970)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director, Portfolio Manager and Analyst at Bank of New York Institutional Asset Management (2005 - 2007).

36

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During Past Five Years

Kewjin Yuoh (1971)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2010 and was formerly a Senior Vice President – Director of Fundamental Research and Senior Portfolio at Alliance Bernstein, LLP (2003 - 2010).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2001	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Trust’s Trustees. It is available free upon request.

37

Householding

The Trust has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

38

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Securities Trust

Micro-Cap Growth Fund

Micro-Cap Value Fund

LAMCVF-2-1011

(12/11)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended October 31, 2011 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 888-522-2388.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that each of the following independent trustees who are members of the audit committee is an audit committee financial expert: E. Thayer Bigelow, Robert B. Calhoun Jr., and James L.L. Tullis. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended October 31, 2011 and 2010 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2011	2010
Audit Fees {a}	$385,000	$340,500
Audit-Related Fees	- 0 -	- 0 -

Total audit and audit-related fees	385,000	340,500

Tax Fees {b}	82,122	72,827
All Other Fees	- 0 -	- 0 -

Total Fees	$467,122	$413,327

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended October 31, 2011 and 2010 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•

any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended October 31, 2011 and 2010 were:

	Fiscal year ended:
	2011	2010
All Other Fees {a}	$172,220	$171,360

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SAS 70 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended October 31, 2011 and 2010 were:

	Fiscal year ended:
	2011	2010
All Other Fees	$ - 0 -	$ - 0-

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	Amendments to Code of Ethics – Not applicable.

(a)(2)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(a)(3)	Not applicable.

(b)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT SECURITIES TRUST

	By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

Date: December 20, 2011

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: December 20, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

Date: December 20, 2011

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: December 20, 2011